UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

David M. Dimitri, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Securian Funds Trust

Annual Report

December 31, 2017

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

SFT Advantus Bond Fund

SFT Advantus Dynamic Managed Volatility Fund

SFT Advantus Government Money Market Fund

SFT Advantus Index 400 Mid-Cap Fund

SFT Advantus Index 500 Fund

SFT Advantus International Bond Fund

SFT Advantus Managed Volatility Equity Fund

SFT Advantus Mortgage Securities Fund

SFT Advantus Real Estate Securities Fund

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund
(formerly SFT Pyramis® Core Equity Fund)

Financial security
  for the long run ®

Securian Funds Trust

Supplement dated December 18, 2017 to the Prospectus of Securian Funds Trust dated May 1, 2017.

This Supplement describes portfolio manager changes for the SFT Advantus Bond Fund, SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Government Money Market Fund, SFT Advantus Managed Volatility Equity Fund and the SFT Advantus Mortgage Securities Fund.

The text on page 5, under the caption "SFT Advantus Bond Fund: Management," is replaced by the following:

SFT Advantus Bond Fund: Management

The Fund is advised by Advantus Capital. The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	April 29, 2005
David W. Land Vice President and Portfolio Manager, Advantus Capital	April 29, 2005
Daniel A. Henken Vice President and Portfolio Manager, Advantus Capital	December 1, 2017

The text on page 12, under the caption "SFT Advantus Dynamic Managed Volatility Fund: Management," is replaced by the following:

SFT Advantus Dynamic Managed Volatility Fund: Management

The Fund is advised by Advantus Capital. The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	May 1, 2013
Jeremy P. Gogos, Ph. D. Portfolio Manager, Advantus Capital	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Advantus Capital	December 1, 2017

Please retain this supplement for future reference.

F90716 12-2017

The text on page 16, under the caption "SFT Advantus Government Money Market Fund: Management," is replaced by the following:

SFT Advantus Government Money Market Fund: Management

The Fund is advised by Advantus Capital. The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	August 18, 2003
Lena S. Harhaj Portfolio Manager, Advantus Capital	April 29, 2016

The text on page 37, under the caption "SFT Advantus Managed Volatility Equity Fund: Management," is replaced by the following:

SFT Advantus Managed Volatility Equity Fund: Management

The Fund is advised by Advantus Capital. The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	November 18, 2015
Jeremy P. Gogos, Ph. D. Portfolio Manager, Advantus Capital	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Advantus Capital	December 1, 2017

The text on page 43, under the caption "SFT Advantus Mortgage Securities Fund: Management," is replaced by the following:

SFT Advantus Mortgage Securities Fund: Management

The Fund is advised by Advantus Capital. The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
David W. Land Vice President and Portfolio Manager, Advantus Capital	April 5, 2004
Lena S. Harhaj Portfolio Manager, Advantus Capital	December 1, 2017

The text relating to the SFT Advantus Bond Fund, the SFT Advantus Dynamic Managed Volatility Fund, the SFT Advantus Government Money Market Fund, the SFT Advantus Managed Volatility Equity Fund, and the SFT Advantus Mortgage Securities Fund starting on page 119, under the caption "Portfolio Managers," is replaced by the following:

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Advantus Bond	Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	April 29, 2005	Vice President and Portfolio Manager since August 2003, Advantus Capital
	David W. Land Vice President and Portfolio Manager, Advantus Capital	April 29, 2005	Vice President and Portfolio Manager since April 2004, Advantus Capital
	Daniel A. Henken Vice President and Portfolio Manager, Advantus Capital	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Investment Officer since August 2010, Advantus Capital
SFT Advantus Dynamic Managed Volatility	Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	May 1, 2013	Vice President and Portfolio Manager since December 2012, previously Portfolio Manager since June 2012, Associate Portfolio Manager 2010-2012, and Quantitative Research Analyst 2005-2010, Advantus Capital
	Jeremy P. Gogos, Ph. D. Portfolio Manager, Advantus Capital	June 1, 2017	Portfolio Manager since December 2017, previously Associate Portfolio Manager since June 2017, and Quantitative Research Analyst 2013-2017, Advantus Capital
	Merlin L. Erickson Vice President and Portfolio Manager, Advantus Capital	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Advantus Capital
SFT Advantus Government Money Market	Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	August 18, 2003	Vice President and Portfolio Manager since August 2003, Advantus Capital
	Lena S. Harhaj Portfolio Manager, Advantus Capital	April 29, 2016	Portfolio Manager since December 2017, previously Total Return Portfolio Analyst since April 2016, Senior Investment Analyst 2013-2016, and Associate Mortgage Analyst 2010-2013, Advantus Capital
SFT Advantus Managed Volatility Equity	Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	May 1, 2013	Vice President and Portfolio Manager
since December 2012, previously
Portfolio Manager since June 2012,
Associate Portfolio Manager
2010-2012, and Quantitative
Research Analyst 2005-2010,
Advantus Capital

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
	Jeremy P. Gogos, Ph. D. Portfolio Manager, Advantus Capital	June 1, 2017	Portfolio Manager since December 2017, previously Associate Portfolio Manager since June 2017, and Quantitative Research Analyst 2013-2017, Advantus Capital
	Merlin L. Erickson Vice President and Portfolio Manager, Advantus Capital	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Advantus Capital
SFT Advantus Mortgage Securities	David W. Land Vice President and Portfolio Manager, Advantus Capital	April 5, 2004	Vice President and Portfolio Manager since April 2004, Advantus Capital
	Lena S. Harhaj Portfolio Manager, Advantus Capital	December 1, 2017	Portfolio Manager since December 2017, previously Total Return Portfolio Analyst since April 2016, Senior Investment Analyst 2013-2016, and Associate Mortgage Analyst 2010-2013, Advantus Capital

Letter from the President

From a market perspective, 2017 was a very good year. Soaring equity values and stable credit markets led to strong returns for investors. The Goldilocks scenario of moderate growth and low inflation was the perfect setting for the market. Add to this the pro-business policies of the Trump administration, and it became difficult to find a market sector that wasn't aligned for success. The U.S. Federal Reserve (Fed) also played a part, raising short-term rates at a measured pace, so as to keep the economy humming along, yet removing the threat of an economic contraction.

As we look forward into 2018, we continue to see many of the same forces at work. The Fed has indicated that they will raise short-term rates two or three times, attempting to maintain job growth without overstimulating. President Trump signed tax legislation that is expected to foster growth, yet keep the national deficit in check. With the tax cut, businesses seem inclined to use some of the savings to bolster their capital spending and to provide workers a moderate pay increase. All of this suggests that 2018 will also be a good year for investors.

While all looks good, many risks remain. Finding and maintaining the right level of economic growth is very difficult and the risk that the Fed becomes too cautious and allows growth to accelerate too rapidly is real. Accelerating wage growth could become a factor leading to higher inflation and rising long-term rates. On the equity side, the recent euphoria could dip as the bounce from the tax cut and business expansion gets fully reflected in prices. If earnings growth experiences a pull-back, equity prices would likely move down.

As we balance the currently favorable economic forces against the risk of a pull-back, we remain optimistic but cautious. We concede that the current environment could shift and market conditions become more volatile as the year unfolds. That said, we believe the underlying economic fundamentals will remain in place, leading to a prosperous year. As always, we believe the best tactic is to position for the long-term and use investment diversification to reduce your risk.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

David Land, CFA, Thomas Houghton, CFA
and Daniel Henken, CFA Portfolio Managers

The SFT Advantus Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Advantus Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Bond Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 4.69 percent over the 12 months ending December 31, 2017, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54 percent over the same period.

What influenced the Fund's return during the past 12 months?

Throughout 2017, the markets were focused on the Trump administration and its policies. The economy did well, with average GDP for the year around 2.3 percent, and above long-term growth average of over 3 percent in the second through fourth quarters. Investor and business optimism were strong, and the markets reacted positively to the passage of the tax reform measure.

The U.S. Federal Reserve (Fed) increased its Fed funds rate three times in 2017. This pushed yields in the short end up as well, but longer term yields moved little on the lack of breakout inflation or growth. The difference in yields between the two and ten-year U.S. Treasury has narrowed to just over 50 basis points, down from its traditional 100-point spread.

Stocks moved steadily higher and spreads steadily tighter for most of the year. Spreads on investment grade corporate bonds reached their tightest levels in ten years at the end of 2017. With spreads at or near post-crisis tights, investors appear to remain comfortable buying corporate bonds and other forms of spread product.

What other market conditions or events influenced the Fund's return during the past 12 months?

Tax reform was a focus for Washington and Wall Street during the fourth quarter. By repeatedly reaching new all-time highs, the markets celebrated the December passage of the most significant tax changes in 30 years. Under the new tax regime, undoubtedly some sectors of the economy will fare better than others. We expect the tax law's limits on deducting interest expenses will help investment grade corporate bonds and may hurt lower quality (high yield) issues. Companies will need to rely less on debt, which could help strengthen balance sheets.

Low interest rates abroad are drawing foreign investors into the bond market. Foreign buyers are seeking income opportunities in U.S. corporate bonds as well as U.S. equities. The U.S. corporate bond market is three times the size of Europe's. Foreign buyers, who had focused on U.S. Treasuries, may be seeking to invest in utility company stocks—attracted by their potential stability.

What strategies and techniques did you employ that specifically affected Fund performance?

We maintained an overweight exposure to corporate bonds and the securitized sector throughout the year. Tightening corporate and securitized spreads benefitted the Fund's performance. We finished the year with about five percent more corporate exposure than the start of 2017.

Throughout the year, we kept our interest rate position roughly neutral-to-short relative to the Fund's index. We kept the duration of the Fund slightly short of its benchmark.

What industries or sectors did you emphasize during the past 12 months and what is your outlook going forward?

During the year we reduced the Fund's exposure to the industrial sector. Spreads in this sector tightened the most of any sector in the benchmark and we find less value in industrials. In the financial sector, we believe the banking sector remains attractive overall and we increased the Fund's overweight exposure during the year. We added to the Fund's positions in the utility sector, which remains the Fund's largest overweight sector relative to its benchmark. The Fund remains overweight in pipelines. We continue to like the stable cash flow profile of the business, but sold several positions that reached their valuation targets. The Fund remains overweight in the corporate bond sector relative to its benchmark, but with spreads at post-crisis tights, it has become more difficult to find attractive relative value.

We actively managed positons in the securitized sector and the Fund remains overweight in asset-backed securities, commercial mortgage-backed securities (CMBS) and non-Agency MBS. We added to the Fund's positions in non-Agency MBS during the fourth quarter. The underwriting in this sector has remained disciplined since the housing crisis and we feel the U.S. housing cycle has longer to run relative to the corporate credit cycle. We also added to the Fund's positions in CMBS as new AAA-rated tranches were issued during the quarter and represented attractive value to us.

Going forward, we expect slow and steady growth, low inflation and a lack of market volatility. Tax reform should keep the expansion going, but it could also increase inflation and spur accelerated economic growth, which could prompt the Fed to respond. Treasury markets already appear to reflect potential inflation risk, as well as prospects for greater growth, following the passage of the tax bill.

Central Bank policies here and in Europe have the potential to upset the apple cart. Janet Yellen wraps up her term as Fed chair, with Jerome Powell ready to take over in February. We believe Powell will likely follow a path similar to Yellen's, although he may be slightly more aggressive about raising interest rates. Four vacancies on the Fed's board of governors await filling. The new occupants could affect future Fed policy as much as the change at the top. The December Fed meeting minutes projected three rate raises in 2018. For now, interest rate futures pricing indicates the market expects the Fed to raise rates only twice in 2018. If concerns grow that the Fed will raise rates at a quicker pace than currently anticipated, it could put a dent in the markets.

The European Central Bank (ECB) is also tilting more hawkish. It announced a slowdown in monthly bond purchases in October, and rising inflation and increased growth forecasts make it unlikely that the ECB will continue its quantitative easing program past its currently planned end in September 2018. Rates could finally start to rise in Europe and could start to drive up rates here. The equity markets clearly anticipate another year of market gains.

The bond market's outlook, as reflected in the yields of two and ten-year U.S. Treasuries, is more pessimistic. We believe U.S. Treasury yields didn't increase in 2017 due to concerns about low economic growth, low volatility and lack of inflation. We expect the yield curve will continue to flatten unless the economy grows more than anticipated.

Geopolitical issues could shake things up in 2018—the North Korea situation, rivalry between Saudi Arabia and Iran, the political landscape in Japan, and the Russia investigation here in the United States all have the potential to upset the economic apple cart. Market volatility has been low for some time. We can't dismiss that an unforeseen "black swan" event could bring volatility back, but our forecast indicates good things for the economy and markets in 2018.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 2.000%, 10/31/22	$17,535,903	4.6%
U.S. Treasury Bond 2.750%, 08/15/47	6,823,519	1.8%
U.S. Treasury Bond 5.375%, 02/15/31	6,796,356	1.8%
U.S. Treasury Note 2.250%, 10/31/24	5,549,303	1.5%
Federal National Mortgage Association 3.000%, 01/01/33	4,461,270	1.2%
PPL Capital Funding, Inc. Series A 4.358%, 03/30/67	4,443,750	1.2%
BNSF Funding Trust I 6.613%, 12/15/55	4,362,213	1.1%
UBS Commercial Mortgage Trust Series 2017-C1, Class AS 3.724%, 06/15/50	4,057,921	1.1%
The Chubb Corp. 3.609%, 04/15/37	3,970,000	1.0%
U.S. Treasury Note 2.000%, 11/30/22	3,963,594	1.0%
	$61,963,829	16.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Bond Fund,
Bloomberg Barclays U.S. Aggregate Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Bond Fund's Class 2 shares total return compared to the Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2007 through December 31, 2017, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and
Merlin Erickson Portfolio Managers

The SFT Advantus Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500 Index and 40 percent Bloomberg Barclays U.S. Aggregate Bond Index (collectively, the Blended Benchmark Index).

The SFT Advantus Dynamic Managed Volatility Fund invests primarily in Class 1 shares of SFT Advantus Index 500 Fund, an affiliated fund of the Securian Funds Trust, for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Advantus Dynamic Managed Volatility Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 17.94 percent over the 12 months ending December 31, 2017. The blended benchmark index, which is comprised of the S&P 500® Index, weighted 60 percent, and the Bloomberg Barclays U.S. Aggregate Bond Index, weighted 40 percent, returned 14.21 percent with a volatility of 3.79 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Dynamic overlay strategy has essentially two sides: the Fund should carry more equity exposure in low volatility periods and less equity exposure in high volatility periods. Given that the S&P 500® Index realized volatility for 2017 was 6.69 percent, the second lowest of the 89 calendar years in the index's history, the Fund averaged a 79 percent equity allocation. This equity overweight, combined with very strong equity returns, was by far the largest driver of Fund performance this year.

What other market conditions or events influenced the Fund's return during the past 12 months?

There were numerous events this past year that could have rattled financial markets: North Korean missile tests, the U.S. Federal Reserve (Fed) hiking rates while other central banks are still in quantitative easing mode, hurricanes, and of course the lack of policy progress out of Washington until the very end of the year. The market shrugged off all these potential obstacles and marched steadily upward through all of 2017. The S&P 500® Index did not have a down month, and its largest one-day loss was only -1.8 percent. It returned 21.8 percent for the year. Therefore, from an equity perspective, the solid return combined with extremely low volatility made for a nearly ideal year.

On the fixed income side, the 10-year U.S. Treasury yield made a round trip over the course of 2017. It started the year at 2.44, ended the year at 2.40, and had a maximum and minimum of 2.63 and 2.04, respectively. Corporate spreads ended the year modestly lower than they started it. Thus, as previously mentioned, the equity portion of the Fund drove the Fund's return this year.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund tactically purchased long positions in call options on the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) futures, and long S&P 500® put spreads, as additional hedges for managing the risk of the Fund. We believe that these options provide a great tool for managing risk, and were attractively priced relative to historical valuations. These hedges reduced the volatility of the Fund's returns while helping to protect the Fund against quick market sell-offs.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

The Fund's equity exposure is pure S&P 500®. On the fixed income side, the only notable overweight was to Financials.

Over the next several months, we expect continued low equity volatility and further price appreciation in the stock market. The Republican-controlled government in Washington passed, just before the end of the year, a tax reform bill that drastically reduced the U.S. corporate tax rate. In general, this lower tax rate will increase the earnings of most companies and, by extension, we anticipate equity investors enthusiastically using said earnings growth as justification for pouring more money into the market.

It is worth noting that the Fed began to taper its balance sheet in October, starting at $10B per month. Each quarter, that amount will increase by $10B, until it reaches $50B per month. Despite this slight increase in the supply of U.S. Treasury and agency/mortgage-backed securities, the U.S. 2-year to 10-year spread actually decreased over the final quarter of 2017, from 85 basis points to 52 basis points. This move was largely due to the upward move of the 2- year rate. The stagnant 10-year rate suggests the domestic bond market is still not pricing in a material pickup in inflation, nor excessive economic growth. With the European Central Bank (ECB) and Bank of Japan (BOJ) continuing quantitative easing, we do not believe the Fed balance sheet unwind will materially increase mid-term and longer interest rates, domestically or internationally.

Ultimately, our view can be distilled down to a conflict between short-term and long-term economic effects. In the short term, the recent action from Washington—tax reform and numerous deregulation efforts across federal agencies—should continue to be supportive of equity valuations. The same can be said for the ongoing monetary policies from the ECB and the BOJ, which are set to continue until at least September 2018.

If any of the central bank plans change unexpectedly, we anticipate some reaction, most likely negative, in the equity market. Further, as we transition to considering longer time frames, we are much less optimistic. Global debt to GDP is still very close to the peak of Q3 2016, and as one considers the prospects of accelerating global growth, central bank policy normalization, or both, it is difficult to imagine how that debt is serviced in an environment of rising rates. In particular, corporations in America and abroad are saddled with a huge debt burden after years of issuance to take advantage of artificially low interest rates. It is unclear whether there will be enough earnings growth and inflation to make this debt load manageable as interest rates rise. In the face of this, it is difficult to imagine positive equity scenarios beyond a few years.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Fund. We will aim to de-risk from our current equity overweight when we believe volatility will be high, and to tactically carry equity hedges to mitigate tail risk until then.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Advantus Capital Management Inc. (Advantus Capital) and the Securian Funds Trust, on behalf of the SFT Advantus Dynamic Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2019. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a

Ten Largest Holdings^

Security description	Market value	% of Long-Term portfolio
SPDR S&P 500 ETF Trust	$9,652,326	3.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,409,420	1.7%
Vanguard S&P 500 ETF	4,948,726	1.6%
Southern Natural Gas Co. LLC, 4.800%, 03/15/47	1,649,532	0.5%
Ford Motor Co., 5.291%, 12/08/46	1,632,313	0.5%
Avnet, Inc., 3.750%, 12/01/21	1,521,576	0.5%
Comcast Corp., 6.400%, 05/15/38	1,350,383	0.4%
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,268,713	0.4%
Tyson Foods, Inc., 5.150%, 08/15/44	1,170,265	0.4%
Apple, Inc., 4.375%, 05/13/45	1,126,568	0.4%
	$29,729,822	9.5%

^Does not include short-term investments or investments in Class 1 shares of the SFT Advantus Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Dynamic Managed Volatility Fund,
the Blended Benchmark Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Dynamic Managed Volatility Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500 Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2017, assuming reinvestment of distributions, if any.

contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2017, Advantus Capital has waived $1,906,287 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500 Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Thomas Houghton, CFA and Lena Harhaj, CFA Portfolio Managers

The SFT Advantus Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

It invests at least 99.5 percent of its total assets in cash, government securities, and /or repurchase agreements that are collateralized fully.

Investment in the SFT Advantus Government Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

SFT Advantus Government Money Market Fund

How did the Fund perform during the period?

The Fund returned 0.13 percent over the twelve months ending December 31, 2017, while the three-month U.S. Treasury bill returned 0.87 percent for the same period.

What influenced the Fund's return during the past 12 months?

The return on the Fund for the year was 0.90 percent before expenses, higher than the return of the three-month U.S. Treasury bill, but not enough to compensate for the fund management expenses.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Since the transition to a U.S. Government Only Fund in 2016, investments consist of primarily short-term discount notes issued by the Federal Home Loan Bank, Fannie Mae and Freddie Mac as well as U.S. Treasury bills and U.S. Treasury floating rate notes.

The U.S. Federal Reserve (Fed) hiked rates three times during 2017. However, yield premiums on agency discount notes collapsed as investors looked for yield. In fact, spreads between agency discount notes with maturities greater than 90 days and the three-month U.S. Treasury bill are negative. Investors can still earn a modest spread premium on agency discount notes that mature within three months. During the year, the Fund continued to invest in U.S. Treasury floating rate notes to take advantage of rising rates.

What strategies and techniques did you employ that affected Fund performance?

The Fund's performance this year was driven by the declining excess spread of agency discount notes over U.S. Treasury Bills and by the Fund's use of U.S. Treasury floating rate notes, whose yields rose along with short-term interest rates.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

We expect slow and steady growth, low inflation and a lack of market volatility. Tax reform should keep the expansion going, but it could also increase inflation and spur accelerated economic growth, which could prompt the Fed to respond. Treasury markets already appear to reflect potential inflation risk, as well as prospects for greater growth, following the passage of the tax bill.

Central Bank policies here and in Europe have the potential to upset the apple cart. Janet Yellen wraps up her term as Fed chair, with Jerome Powell ready to take over in February. We believe Powell will likely follow a path similar to Yellen's, although he may be slightly more aggressive about raising interest rates. Four vacancies on the Fed's board of governors await filling. The new occupants could affect future Fed policy as much as the change at the top. The December Fed meeting minutes projected three rate raises in 2018. For now, interest rate futures pricing indicates the market expects the Fed to raise rates only twice in 2018. If concerns grow that the Fed will raise rates at a quicker pace than currently anticipated, it could put a dent in the markets.

The results are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Advantus Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost.

Performance figures of the Fund do not reflect changes pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Government Money Market Fund), Advantus Capital and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its rights to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. as of December 31, 2017, Advantus Capital and Securian Financial have collectively waived $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,176,744 was eligible for recovery as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2018, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

Effective November 1, 2017, Advantus Capital and Securian Funds Trust, on behalf of the SFT Advantus Government Money Market Fund, entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses, (such as interest expense, acquired fund fees, cash overdraft fees, taxes brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business),to 0.70% of the Fund's Average daily net assets through April 30, 2019.

The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of the contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement.

The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

As of December 31, 2017, Advantus Capital has waived $26,980 pursuant to the agreement, all of which was eligible for recovery as of such date. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses to the Fund.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400 Index (S&P 400). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Advantus Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

SFT Advantus Index 400 Mid-Cap Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 15.61 percent over the 12 months ending December 31, 2017, while the S&P MidCap 400® Index returned 16.24 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Securian Funds Trust Advantus Index 400 Mid-Cap Fund is passively managed. The Fund is fully invested and holds all names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400® Index.

Eight of the nine sectors posted positive annual returns. The capital goods sector led all sectors with a 12-month return of 31.5 percent. Technology names followed with an annual return of 27.1 percent. Decile segments consist of 50 names; in terms of size, decile 1 (consisting of the largest names and representing 27.7 percent of the weight in the index), ended the period with a return of 27.7 percent. Decile ten, (representing the 50 smallest market cap names in the index with a 4 percent weight) lagged in terms of annual decile return with a 6.1 percent gain.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Tax reform was a focus for Washington and Wall Street during the last half of 2017. By repeatedly reaching new all-time highs, the markets celebrated the passage of the most significant tax changes in 30 years.

Retail, industrial and financial corporations will benefit from the corporate tax rate dropping from 35 percent to 21 percent. Financial firms will also likely benefit from regulatory relief, which should increase profitability.

What will affect the Fund going forward?

Expect slow and steady growth, low inflation and a lack of market volatility in the months ahead. Tax reform should keep the expansion going, but it could also increase inflation, which may prompt the Fed to respond if the inflation outpaces desired expectations. Geopolitical issues could disrupt this economic outlook and bring back volatility in a big way.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Take-Two Interactive Software, Inc.	$1,542,080	0.7%
SVB Financial Group	1,518,570	0.7%
NVR, Inc.	1,515,551	0.7%
MSCI, Inc.	1,403,582	0.6%
Teleflex, Inc.	1,380,453	0.6%
Huntington Ingalls Industries, Inc.	1,318,270	0.6%
Cognex Corp.	1,304,482	0.6%
Broadridge Financial Solutions, Inc.	1,300,276	0.6%
Trimble, Inc.	1,260,206	0.6%
Steel Dynamics, Inc.	1,258,749	0.6%
	$13,802,219	6.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 400 Mid-Cap Fund,
S&P MidCap 400® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2007 through December 31, 2017, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Advantus Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $4.1 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Advantus Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

SFT Advantus Index 500 Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 21.23 percent over the 12 months ending December 31, 2017, while the S&P 500® Index returned 21.83 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Securian Funds Trust Advantus Index 500 Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Index.

Eight of the nine sectors invested in posted positive annual returns. The technology sector led all sectors with a 12-month return of 37.0 percent. Material and services names followed with an annual return of 29.4 percent. The energy sector was the only sector that ended the year with a negative return of -1.5 percent. Decile segments consist of 50 names; in terms of size, decile 1, (consisting of the mega-cap names and representing 48.1 percent of the weight in the index), ended the period with a return of 22.1 percent. Decile ten (representing the 50 smallest market cap names in the index with a 1.4 percent weight) lagged in terms of annual decile return with a 6.6 percent gain. All other deciles ended the year with positive double-digit returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Tax reform was a focus for Washington and Wall Street during the last half of 2017. By repeatedly reaching new all-time highs, the markets celebrated the passage of the most significant tax changes in 30 years.

Retail, industrial and financial corporations will benefit from the corporate tax rate dropping from 35 percent to 21 percent. Financial firms will also likely benefit from regulatory relief, which should increase profitability.

What will affect the Fund going forward?

Expect slow and steady growth, low inflation and a lack of market volatility in the months ahead. Tax reform should keep the expansion going, but it could also increase inflation, which may prompt the U.S. Federal Reserve to respond if the inflation outpaces desired expectations. Geopolitical issues could disrupt this economic outlook and bring higher volatility back to the market in 2018.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Apple, Inc.	$32,786,959	3.8%
Microsoft Corp.	24,901,378	2.9%
Amazon.com, Inc.	17,684,725	2.1%
Facebook, Inc.—Class A	15,879,635	1.8%
Berkshire Hathaway, Inc.—Class B	14,394,142	1.7%
Johnson & Johnson	14,164,115	1.6%
JPMorgan Chase & Co.	14,001,547	1.6%
Exxon Mobil Corp.	13,373,367	1.6%
Alphabet, Inc.—Class C	11,924,774	1.4%
Alphabet, Inc.—Class A	11,850,750	1.4%
	$170,961,392	19.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 500 Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 500 Fund's Class 2 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2007 through December 31, 2017, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Advantus Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Michael Hasenstab, Ph.D. and Christine Zhu Portfolio Managers Franklin Advisers, Inc.

The SFT Advantus International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Franklin Advisers, Inc. provides investment advice to the SFT Advantus International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

SFT Advantus International Bond Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 1.12 percent over the 12 months ending December 31, 2017, underperforming the Citigroup World Government Bond Index, which returned 7.49 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund underperformed its benchmark index in 2017 primarily due to currency positions. Interest-rate strategies contributed to relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund's underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex Japan (Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Asia ex Japan (Indonesia) and Latin America (Brazil) contributed to relative performance, while underweighted duration exposure in the United States detracted.

What other market conditions or events influenced the Fund's return during the last 12 months?

The U.S. Federal Reserve (Fed) raised the federal funds target rate three times during 2017. U.S. Treasury (UST) yields initially rose significantly in the weeks leading up to its March 15 meeting, with the 10-year UST note reaching its highest yield of the reporting period on the day before the meeting, at 2.63 percent. The Fed hiked the federal funds target rate 25 basis points to a range of 0.75 percent to 1.00 percent, as largely expected by markets. However, yields declined during the second half of the month on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed's forward guidance. The Fed raised its policy rate 25 basis points (to a range of 1.00 percent to 1.25 percent) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later in the year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed—only after similar comments on potential policy direction were made by the heads of the European Central Bank (ECB), Bank of England and Bank of Canada.

During the second half of 2017, the Fed raised the federal funds target rate another 25 bps in December to a range of 1.25 percent to 1.50 percent. The Fed also began unwinding its nearly U.S. $4.5 trillion balance sheet in October, allowing around U.S. $6 billion in USTs and U.S. $4 billion in mortgage-backed securities (MBS) to begin rolling off each month as they matured. That volume was scheduled to increase in January 2018 to U.S. $12 billion in USTs and U.S. $8 billion in MBS per month. President Donald Trump nominated Jerome Powell to be the next Fed chair, scheduled to replace Janet Yellen in February 2018. Markets have appeared to view Powell as a mainstream continuation of the Yellen/Bernanke Fed, though Powell brings more private sector experience and more support for deregulation. The 10-year UST note finished the year at 2.41 percent. Overall, we continue to expect UST yields to rise with growing inflation pressures in an environment of economic resilience and exceptionally strong U.S. labor markets.

In Europe, UK Prime Minister Theresa May formally triggered Article 50 to begin the Brexit process on March 29 in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British Gilts. In April, the ECB reduced its pace of monthly quantitative easing (QE) purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields.

Europe largely remained in a state of optimism during the much of the year, driven by the cyclical upswing in eurozone growth as well as the political refortifying after French President Emmanuel Macron's victory in May. However, Angela Merkel's win in the German election in September came with new uncertainties around forming a coalition with the Free Democrats (FDP) and the Greens, and dissolving the grand coalition between her center-right Christian Democratic Union (CDU) party and the Social Democrat (SPD). In Europe, yields moderately increased while the euro strengthened against the U.S. dollar during the year. We expect widening rate differentials between rising yields in the U.S. and the low to negative yields in the eurozone to depreciate the euro against the U.S. dollar. The ECB is scheduled to reduce the pace of its bond-buying program in January 2018 to €30 billion per month, down from the December pace of €60 billion per month. ECB President Mario Draghi has continued to indicate that rates are not likely to be hiked until QE ends, implying that rates would likely remain unchanged in 2018. Overall, we expect accommodative effects to continue in Europe for the upcoming year. Additionally, we continue to see ongoing risks to the political cohesion across Europe as populist movements continue to influence the political discourse. In Germany, Angela Merkel's efforts to form a coalition government remain unfulfilled at the end of 2017, complicating the political mandates in Europe. The euro continues to be vulnerable to unresolved structural and political risks across Europe, in our view.

In Japan, Prime Minister Shinzo Abe's political mandate remained strong after his political coalition maintained its supermajority in October elections. We expect Abenomics programs to continue as planned with Abe's ongoing political strength. The Bank of Japan (BOJ) continued with its QE program throughout 2017 as short-term yields in Japan remained negative. Rising UST yields should produce a more effective environment for the BOJ to actively deploy additional monetary accommodation that weakens the yen, as it continues to target a 0.0 percent yield on the 10-year Japanese government bond. We expect the Japanese yen to weaken on widening rate differentials with the U.S.

Across emerging markets, yields declined in specific areas of Latin America and Asia, notably Indonesia and Brazil during the year, but rose in other countries, such as India and Mexico. Global currencies broadly strengthened against a weakened U.S. dollar during 2017, with some notable exceptions such as the depreciations of the Argentine peso and Ghanaian cedi. Overall, we continue to see a number of local-currency markets that we believe remain undervalued, particularly in India, Indonesia, Mexico and Colombia. We also see attractive risk-adjusted yields in places like Brazil and Argentina. On the whole, we expect select currencies to appreciate over the medium term, particularly in countries with economic resilience and relatively higher, maintainable rate differentials.

What strategies and techniques did you employ that affected the Fund's performance?

On the whole, we have continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with UST returns. We have also continued to actively seek select duration exposures in emerging markets that can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer-term investing theses develop.

We remained positioned in a number of emerging markets, with notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We adjusted specific positions during 2017, notably increasing our local-currency exposures in India in April and exiting much of our local-currency exposures in Malaysia. We continued to hold net-negative positions in the euro and Japanese yen based on our expectations for widening rate differentials with the U.S. as the Fed tightens policy while the ECB and BOJ continue with monetary accommodation. The short positions in the euro and yen represent directional views on the currencies, as well as hedges against broad strengthening of the U.S. dollar. The short euro position is also a hedge against euro-skeptic political risks and unresolved structural risks in Europe. We also continued to hold net-negative positioning in the Australian dollar based on the Reserve Bank of Australia's continued leanings towards accommodative rates, and as a partial hedge against potential economic risks in China as well as broad-based beta risk across emerging markets.

What sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We anticipate a rise in UST yields and a reversal of U.S. dollar weakness as the Fed moves towards tightening policy while U.S. inflation pressures begin to pick up. We expect the Fed's balance sheet unwinding to put additional upward pressure on yields. Several major buyers of USTs have pulled back from the UST market in recent years, including foreign governments and central banks in Asia, notably the People's Bank of China. Major oil producing countries have also pulled back, becoming net borrowers instead of net lenders as they were when oil prices were above U.S. $100 per barrel. The Fed will now be added to that list of diminishing demand, as it unwinds its UST positions at a pace of U.S. $6 billion per month, raising that pace by U.S. $6 billion every three months until reaching a pace of U.S. $30 billion per month. That transfers much of the proportional demand for USTs to price-sensitive domestic investors, which we expect to add to the upward pressure on yields.

Markets have appeared to place a lot of focus on the speed and extent of rate hikes, in our view, but not placed enough attention on the balance sheet unwinding—an unprecedented event for the UST and MBS markets. Investors who are holding longer duration exposures are taking on a lot of asymmetric risk, in our opinion, particularly in an environment of economic resilience and growing inflation pressures.

Outside of the developed markets, we continue to see a subset of countries with domestically strong economies that have demonstrated their resilience to global shocks, including potential increases in trade costs. We are focused on specific emerging markets that are less externally vulnerable and more domestically driven, and that have responsible, credible central banks that consistently respond with appropriate monetary policies. Certainly, 20 years ago it may have been difficult for many of these countries to weather a protectionist trade shock, a commodity price shock and an exchange rate shock all at the same time, but today several countries have greatly reduced those external vulnerabilities.

In 2017, we saw notable strength across a number of local-currency emerging markets. Some positive tailwinds developed from foreign investment returning to several undervalued markets. A lot of foreign capital had left in prior years—when it came back the valuations in those asset categories tended to come back quickly as well. Nonetheless, we are still in the initial phases of emerging market resurgence, and there is still a lot of room to strengthen given how far valuations dropped in prior years, particularly during the selloffs in 2016.

In the major developed economies, we anticipate continued monetary accommodation and low rates in Japan and the eurozone while rates rise in the U.S.—those increasing rate differentials should depreciate the yen and euro against the U.S. dollar, in our view. Despite the eurozone being in a cyclical upswing, we continue to have a negative view on the euro not only because of ongoing monetary accommodation, but also because of persistent populist risks.

Overall, we continue to maintain low portfolio duration while aiming at a negative correlation with UST returns. We also continue to hold select local currency duration exposures in countries that we believe have healthy fundamentals and significantly higher yields than those available in developed markets. Looking ahead, we anticipate rising inflation pressures in the U.S. to drive UST yields higher. We also expect depreciations of the euro and Japanese yen against the U.S. dollar and currency appreciation across a select subset of emerging markets.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Mexican Bonos 5.000%, 12/11/19	$4,907,317	8.8%
Indonesia Treasury Bond 7.000%, 05/15/27	3,795,278	6.8%
Mexican Bonos 4.750%, 06/14/18	2,855,253	5.1%
Korea Treasury Bond 3.375%, 09/10/23	2,675,488	4.8%
Korea Treasury Bond 1.500%, 06/10/19	2,495,011	4.5%
Korea Treasury Bond 3.000%, 09/10/24	2,337,296	4.2%
Mexican Bonos 8.000%, 06/11/20	2,314,990	4.2%
Korea Treasury Bond 2.000%, 09/10/22	2,180,738	3.9%
Indonesia Treasury Bond 8.375%, 09/15/26	2,131,053	3.8%
Argentine Bonos del Tesoro 15.500%, 10/17/26	2,071,223	3.7%
	$27,763,647	49.8%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

African	3.72%
South African Rand (ZAR)	1.88%
Ghana Cedi (GHS)	1.84%
Americas	154.52%
United States Dollar (USD)	115.77%
Mexican Peso (MXN)	21.07%
Brazilian Real (BRL)	13.38%
Argentine Peso (ARS)	4.30%
Asia Pacific*	-17.81%
Indonesian Rupiah (IDR)	10.78%
Indian Rupee (INR)	10.19%
Philippine Peso (PHP)	1.34%
Republic of Korea Won (KRW)*	-0.14%
Australian Dollar (AUD)*	-9.40%
Japanese Yen (JPY)*	-30.58%
Europe*	-40.45%
Euro (EUR)*	-40.45%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus International Bond Fund,
Citigroup World Government Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus International Bond Fund's Class 2 shares total return compared to the Citigroup World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2007 through December 31, 2017, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from over twenty countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Performance Update

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

The SFT Advantus Managed Volatility Equity Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (collectively, the Blended Benchmark Index).

The SFT Advantus Managed Volatility Equity Fund invests at least 80% of its assets in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Advantus Managed Volatility Equity Fund

How did the Fund perform during the period?

The Fund generated a total net return of 16.33 percent, with a volatility of 4.81 percent, for the 12 months ending December 31, 2017. The blended benchmark index, which is comprised of the S&P 500® Low Volatility Index, weighted 60 percent, the S&P 500® BMI International Developed Low Volatility Index, weighted 20 percent, and the Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, weighted 20 percent, returned 14.99 percent, with a volatility of 4.02 percent, over the same period.

What influenced the Fund's return during the past 12 months?

The Managed Volatility Equity overlay strategy has essentially two sides: the Fund should carry more equity exposure in low volatility periods, and less equity exposure in high volatility periods. Given that the S&P 500® Index realized volatility for 2017 was 6.69 percent, the second-lowest of the 89 calendar years in the index's history, the Fund averaged a 92.6 percent equity allocation. This equity overweight contributed approximately 1.4 percent of additional portfolio return.

What other market conditions or events influenced the Fund's performance during the past 12 months?

There were numerous events this past year that could have rattled financial markets: North Korean missile tests, the U.S. Federal Reserve (Fed) hiking rates while other central banks are still in quantitative easing mode, hurricanes, and of course the lack of policy progress out of Washington until the very end of the year. The market shrugged off all these potential obstacles and marched steadily upward through all of 2017. The S&P 500® Index did not have a down month, and its largest one-day loss was only -1.8 percent. It returned 21.8 percent for the year. So, from an equity perspective, the solid return combined with extremely low volatility made for a nearly ideal year.

The Fund's international holdings outperformed the benchmark's international component on an absolute basis, with the former returning 23.7 percent, and the latter 22.8 percent. This better performance was driven largely by the Fund's higher exposures to Japan and Switzerland, the equity markets of which returned 21.3 percent and 17.9 percent, respectively, in USD terms.

What strategies and techniques did you employ that affected Fund performance?

Throughout the year, the Fund tactically purchased long positions in call options on the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) futures, and long S&P 500® put spreads, as additional hedges for managing the risk of the Fund. We believe that these options provide a great tool for managing risk, and were attractively priced relative to historical valuations. These hedges reduced the volatility of the Fund's returns while helping to protect the Fund against quick market sell-offs.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

This Fund is a passive allocation to equity ETFs. In terms of the sector exposures the ETFs provide, the largest benefit came from having modestly higher Information Technology exposure than the benchmark, which contributed approximately 1.6 percent of additional return. The largest performance drag came from being underweight in Financials, which cost 1.6 percent of relative performance.

Over the next several months, we expect continued low equity volatility and further price appreciation in the stock market. The Republican-controlled government in Washington passed, just before the end of the year, a tax reform bill that drastically reduced the U.S. corporate tax rate. In general, this lower tax rate will increase the earnings of most companies and, by extension, we anticipate equity investors enthusiastically using said earnings growth as justification for pouring more money into the market.

It is worth noting that the Fed began to taper its balance sheet in October, starting at $10B per month. Each quarter, that amount will increase by $10B, until it reaches $50B per month. Despite this slight increase in the supply of U.S. Treasury and agency/mortgage-backed securities, the U.S. 2-year to 10-year spread actually decreased over the final quarter of 2017, from 85 basis points to 52 basis points. This move was largely due to the upward move of the 2-year rate. The stagnant 10-year rate suggests the domestic bond market is still not pricing in a material pickup in inflation, nor excessive economic growth. With the European Central Bank (ECB) and Bank of Japan (BOJ) continuing quantitative easing, we do not believe the Fed balance sheet unwind will materially increase mid-term and longer interest rates, domestically or internationally.

Ultimately, our view can be distilled down to a conflict between short-term and long-term economic effects. In the short term, the recent action from Washington—tax reform and numerous deregulation efforts across federal agencies should continue to be supportive of equity valuations. The same can be said for the ongoing monetary policies from the ECB and the BOJ, which are set to continue until at least September 2018.

If any of the central bank plans change unexpectedly, we anticipate some reaction, most likely negative, in the equity market. Further, as we transition to considering longer time frames, we are much less optimistic. Global debt to GDP is still very close to the peak of Q3 2016, and as one considers the prospects of accelerating global growth, central bank policy normalization, or both, it is difficult to imagine how that debt is serviced in an environment of rising rates. In particular, corporations in America and abroad are saddled with a huge debt burden after years of issuance to take advantage of artificially low interest rates. It is unclear whether there will be enough earnings growth and inflation to make this debt load manageable as interest rates rise. In the face of this, it is difficult to imagine positive equity scenarios beyond a few years.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Fund. We will aim to de-risk from our current equity overweight when we believe volatility will be high, and to tactically carry equity hedges to mitigate tail risk until then.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Advantus Capital Management, Inc. (Advantus Capital) and the Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2019. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a

Ten Largest Holdings^

Security description	Market value	% of long-term portfolio
iShares Edge MSCI Minimum Volatility USA ETF	$83,557,707	35.5%
iShares Edge MSCI Minimum Volatility EAFE ETF	65,325,347	27.7%
iShares Core High Dividend ETF	47,147,006	20.0%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	15,901,196	6.8%
iShares Short Maturity Bond ETF	13,058,515	5.5%
iShares MSCI Germany ETF	10,367,025	4.4%
	$235,356,796	100.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Managed Volatility Equity Fund,
the Blended Benchmark Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Managed Volatility Equity Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2017, assuming reinvestment of distributions, if any.

contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2017, Advantus Capital has waived $782,484 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.

The S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500. The S&P 500® BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index tracks the market for the on-the-run 3 month Treasury bill issued by the U.S. government.

Performance Update

David Land, CFA and Lena Harhaj, CFA Portfolio Managers

The SFT Advantus Mortgage Securities Fund seeks a high level of current income consistent with prudent investment risk. The SFT Advantus Mortgage Securities Fund will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Mortgage Securities Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Mortgage Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 1.96 percent over the 12 months ending December 31, 2017, underperforming the Bloomberg Barclays U.S. MBS Index, which returned 2.47 percent over the same period.

What influenced the Fund's return during the past 12 months?

The primary driver of performance was the rise in interest rates across the front-end yield curve, with long-term rates staying anchored. The U.S. Federal Reserve (Fed) raised rates three times in 2017 and announced it would begin reducing its balance sheet holding of U.S. Treasuries and mortgages. Recall that during the Great Recession the Fed expanded their balance sheet from slightly under a trillion dollars to over four trillion to provide the markets with liquidity. The Fed believes, and rightfully so, the economy has recovered sufficiently to withdrawal this extraordinary accommodation.

A sizable portion of the Fed's balance sheet, approximately $1.7 trillion, is invested in agency mortgage-backed securities. Consequently, the Fed's gradual reduction of its balance sheet should influence the valuation of agency mortgage-backed securities.

What other market conditions or events influenced the Fund's return during the past 12 months?

The fundamental underpinnings of the mortgage market continue to be strong. Home prices continued to appreciate across the country. Harvard's Joint Center for Housing reported the number of homeowners underwater on their mortgages fell to 3.2 million. At the peak in 2011, 12.1 million homeowners owed more on their homes than they were worth. New and existing home sales continue to rebound, and we anticipate the trend will continue. Housing can continue to expand at the current pace for some time, in our opinion.

Commercial real estate fundamentals, excluding retail properties, are solid. It seemed like each quarter another retailer would announce a round of store closures. Consumers are shopping online more and visiting physical stores less. Many investors are eschewing commercial mortgage-backed securities (CMBS) transactions that have large exposures to retail properties. This year CMBS transactions had lower loan-to-value ratios than previous years. However, this positive trend is somewhat offset by an increase in interest-only lending.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund invests the majority of its assets in agency mortgage-backed securities and to a lesser extent in CMBS, asset-backed securities (ABS), and corporate obligations. The CMBS, ABS, and corporate obligations provide the Fund with cash flow stability that is difficult to replicate with agency mortgage-backed securities. During the year, we reduced the Fund's allocation to agency mortgage-backed securities because we believed the Fed trimming its balance sheet would weigh on the market. The Fund increased its allocation to collateralized mortgage obligations (CMOs), ABS, and CMBS. Within CMOs, the Fund added exposures to non-agency mortgages. The strong fundamentals underpinning the housing market and improved underwriting standards make the Fund's manager comfortable with these positions.

What industries or sectors did you emphasize during the past 12 months and what is your outlook going forward?

Last year we mentioned inflation and growth could surprise to the upside, and those concerns remain. Clearly, the Fed has concerns. The Fed is tightening monetary policy by raising short-term rates and withdrawing quantitative easing. Consequently, the Fund is generally short its benchmark duration.

The Fed was a meaningful player in the mortgage-backed securities market for the last decade. The market will have to contend with the Fed unwinding its holdings of agency mortgages. Consequently, we believe ABS and CMBS will offer better value in 2018.

The housing market will face several crosswinds in 2018. First, mortgage rates are poised to move higher, and while the increase is unlikely to significantly affect homebuyers, it will influence homeowners looking to refinance their existing mortgages. Second, the supply of new homes for sale is tight by historical standards and first time homebuyers often struggle to find an affordable house. New home construction should accelerate and provide a boost to the economy. Finally, the new tax law changes may shift consumer preferences on owning versus renting.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Federal National Mortgage Association 3.500%, 01/01/48	$3,157,160	3.8%
Federal National Mortgage Association 3.000%, 01/01/48	1,875,000	2.3%
Federal National Mortgage Association 3.500%, 01/01/42	1,737,905	2.1%
Federal National Mortgage Association 3.000%, 01/01/33	1,731,543	2.1%
Federal National Mortgage Association 3.500%, 06/01/45	1,617,068	1.9%
UBS Commercial Mortgage Trust Series 2017-C1, Class AS 3.724%, 06/15/50	1,521,720	1.8%
Government National Mortgage Association 3.000%, 04/15/45	1,370,106	1.6%
Federal National Mortgage Association 4.000%, 10/01/43	1,348,890	1.6%
Federal Home Loan Mortgage Corporation 3.500%, 12/01/44	1,289,012	1.6%
Government National Mortgage Association 3.250%, 03/20/35	1,194,752	1.4%
	$16,843,156	20.2%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Mortgage Securities Fund,
Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Mortgage Securities Fund's Class 2 shares total return compared to the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2007 through December 31, 2017, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Performance Update

Matthew Richmond and Lowell Bolken, CFA Portfolio Managers

The SFT Advantus Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Advantus Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

SFT Advantus Real Estate Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 5.37 percent over the 12 months ending December 31, 2017, outperforming the Wilshire US Real Estate Securities Index, which returned 4.84 percent over the same period.

What influenced the Fund's return during the past 12 months?

Real estate stocks delivered positive returns again in 2017, but failed to keep pace with broader equities, such as the S&P 500. Real estate investment trusts (REITs) were roughly sideways for the duration of the year, with dividends driving a substantial amount of the year's returns.

What other market conditions or events influenced the Fund's return during the last 12 months?

In addition to fundamentals, macro events like tax reform, U.S. Federal Reserve (Fed) policy in the United States, and geopolitical uncertainty on the Korean Peninsula drove stock prices. As the prospect of tax reform became increasingly more likely in the second half of the year, and as the Fed continued to project more rate increases, REITs' relative performance continued to lag that of sectors that are better positioned for a rising rate cycle.

Common themes among the Fund's holdings were investment in companies we believe own well-located, high-quality properties, feature stable balance sheets, exhibit improving property fundamentals, and have above-average cash-flow growth prospects. Those characteristics have typically driven above-average stock price performance and did so again in 2017.

From a property-type perspective, the Fund was overweight in owners of warehouses, urban-centric office buildings, single-family homes and data centers, yet avoided health care, storage, shopping center and mall REITs.

What strategies and techniques did you employ that affected Fund performance?

U.S. commercial real estate conditions remain broadly steady. Most property types maintained pricing power with occupancy hovering near peak levels and rents increasing. Industrial REITs reached all-time high occupancy levels in 2017 and continue to drive rents higher on the back of an improving economy and increased demand for e-commerce distribution space. In the latter half of the year, hotels saw greater pricing power driven largely by increasing leisure demand, while storage and apartment REITs' pricing power fell as they battled increased supply. Retail REITs fought a series of store closures that in many cases led to lower occupancies but rent levels held steady and increased in higher quality properties. Demand for datacenter space continues to grow at a double digit pace, driven by increased cloud usage and virtualization and artificial intelligence needs.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook going forward?

Significant contributors to performance included overweight positions relative to the benchmark within industrial and data center REITs—each of which experienced strong demand and rental rate growth—and underweight positions to mall and shopping center REITs. Favorable stock selection in life science and technology office REITs and manufactured home REITs also added to performance, as did an overweight position to hotel operators.

Being underweight to single family home REITs early in the year was a detractor from relative performance versus the benchmark, while stock selection within the health care, industrial and shopping center REIT sectors also detracted from performance.

The recently passed tax reform should spur accelerated economic growth and keep the expansion going, but it could also increase inflation, all of which will likely promote additional demand for commercial real estate and keep the current cycle on an upward trajectory. Indeed, we've been dealing with inflation across the real estate sector in the form of materials and construction labor costs for quite some time.

With regard to the current commercial real estate cycle, we continue to see stable operating conditions across the sector with few material concerns on the horizon. Bank lending, commercial construction, equity allocations, and overall pricing metrics remain much healthier than was often the case in previous cycle peaks. As we have previously suggested, simply moving into the later stages of this recovery does not mean the sector's fundamentals will turn negative. In fact, the prospect for re-acceleration of earnings growth for 2019 appears quite plausible if current expectations for corporate earnings materialize.

We continue to believe that REIT share price performance will be heavily influenced by macro events, with support coming from an improving economy and GDP growth while potentially rising borrowing costs, such as a rising 10-year U.S. Treasury yield, could offer resistance. Should expectations for economic growth promote a sharp, sustained rise in U.S. Treasuries, REIT stock prices will likely struggle. Of course, with public market vacillations, sometimes overreactions create unique opportunities. We will be sharply mindful in our effort to identify those unique opportunities as they present themselves.

Valuations of private market transactions continue to support REIT valuations, suggesting REITs currently trade at a discount to net asset value. Meanwhile, REIT pricing compared to broader fixed income and equity markets also looks attractive compared to historic averages. Significant fundraising in real estate private equity funds suggests further support for real estate valuation.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Wilshire US Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITs).

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Simon Property Group, Inc.	$10,008,835	7.5%
Equinix, Inc.	7,040,320	5.3%
ProLogis, Inc.	6,456,225	4.8%
Alexandria Real Estate Equities, Inc.	5,628,429	4.2%
Digital Realty Trust, Inc.	5,148,280	3.9%
AvalonBay Communities, Inc.	5,089,323	3.8%
SL Green Realty Corp.	4,417,807	3.3%
Duke Realty Corp.	3,896,472	2.9%
Sun Communities, Inc.	3,887,482	2.9%
Host Hotels & Resorts, Inc.	3,800,203	2.8%
	$55,373,376	41.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Real Estate Securities Fund,
Wilshire US Real Estate Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Real Estate Securities Fund's Class 2 shares total return compared to the Wilshire US Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2007 through December 31, 2017, assuming reinvestment of distributions, if any.

Performance Update

Daniel P. Becker, CFA and Bradley M. Klapmeyer CFA Portfolio Managers Waddell & Reed Investment Management Company

The SFT IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

SFT IvySM Growth Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 29.22 percent over the 12 months ending December 31, 2017, while the Russell 1000 Growth Index, returned 30.21 percent over the same period.

What influenced the Fund's return during the past 12 months?

Equities again outperformed most asset classes during the fourth quarter of 2017 as a number of positive catalysts coalesced to cap a very strong year. Growth styles of all market capitalization ranges led the market for the year but trailed value styles in the quarter. The style change was abrupt particularly after Thanksgiving, when many laggard stocks became leaders and vice versa.

What other market conditions or events influenced the Fund's return during the last 12 months?

During most of 2017, the lack of legislative policy progress out of Washington, D.C. was a factor in the positive tailwinds to growth stocks. The Republican success at passing tax reform catalyzed a belief that economic growth may accelerate, generated a strong positive response to stocks and industries that are more domestic in their profit pool, and provided a headwind to our performance during the last few weeks of the year. Similar to the many quick and violent rotations we have seen in the past few years, we expect a moderation in this rotation since faster economic growth may be a positive across most stocks and investment styles.

The global economic backdrop remains strong and stable. Gross domestic product growth continues to hover around three percent, with most economies around the world accelerating or improving. Most exciting is the resurgence in business sentiment for manufacturing industries and signs of capital spending acceleration, as many of these industries have been constrained by a long period of slow growth. Most, if not all, industries are now participating in one of the longest economic recoveries on record. In short, the global economic picture appears better today than it has in many years.

What strategies and techniques did you employ that affected Fund performance?

Technology stocks were the standout performers over the past year. Stocks such as Facebook, Inc., Amazon.com, Inc., Adobe Systems, Inc., MasterCard, Inc., Lam Research Corp. and Paypal, Inc. performed well. Financial stocks generally performed well throughout the year as the global economy accelerated. This generated a gentle bias up in interest rates that tend to be positive for financial stocks. The Fund's financial stocks such as Charles Schwab Corp., CME Group, Inc. and S&P Global, Inc. performed well for most of the year. Stocks in the industrials and capital goods sectors also performed well, as emerging market economies accelerated, helping to boost demand for energy and industrials materials and goods. Caterpillar, Inc. and Parker Hannifin Corp. performed well over the period.

Not all sectors performed well last year, even as the index increased more than 30 percent. Health care stocks, most notably biotechnology and large pharmaceutical stocks, performed poorly. Fund positions in Shire Pharmaceuticals plc, Allergan plc, Alexion Pharmaceuticals, Inc. and DexCom, Inc. did not perform well and were either sold or reduced during the period. Alexion was the only position held as of year-end. Health care stocks typically do not perform well as global economies accelerate, and although the Fund held an underweight position in its health care exposure, specific stocks underperformed in excess of our expectations due to heightened competition for their respective products.

Consumer staples is a sector we currently find unattractive, as valuations are high and growth prospects low. Our single position, Phillip Morris International, Inc., which provided a positive contribution for the year, did not perform well overall, especially in the second half of 2017. O'Reilly Automotive (no longer a holding), an automotive parts aftermarket retailer, did not perform as well as hoped due to especially warm weather over the past two years that diminished the propensity of cars and trucks to require service and parts.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

The Fund's investment process has remained steadfast and consistent over time—focusing on companies with structurally-advantaged business models that we believe can generate superior levels of profitability and growth over the long term.

Investor consensus remains generally optimistic on U.S. and global economic growth, as excesses seem difficult to find. We believe U.S. economic growth will now likely accelerate and remain in the three percent range for the foreseeable future. Faster economic growth likely should eventually lead to higher interest rates, a tighter employment market and possibly higher inflation. While higher inflation may be welcomed, we are a bit unsure of how the equity markets may deal with it given the current state of fixed-income markets globally. Should bond prices fall marginally, this may be a positive for equity markets in 2018 and beyond. A sharp correction in the bond market, on the other hand, might have a ripple effect across equity markets.

Over the past several quarters, our biggest concern has been an economic change that might dramatically accelerate the business cycle, leading to corporate enthusiasm, tighter labor markets and eventual recession as the cycle comes to an end. We have since changed our opinion and now believe we are starting another stage of the economic cycle. We think that the more robust global growth conditions may lead to increased profits, potentially broadening and deepening the global bull market in stocks. We expect the recent rotation to subside and technology to reemerge, as these stocks are one of the more cyclical areas of the economy and should do well as the economy accelerates.

Within the Fund, our allocation to technology remains notably overweight, reflecting our belief that valuations, particularly based on cash flow generation, remain fairly reasonable. We continue to have a high exposure in financials as we expect tax reform benefits, combined with higher interest rates, to intersect to produce robust profit growth. We remain concerned and underweight the defensive areas of the market, such as consumer staples and real estate investment trusts, as we still view valuations and profit outlooks as elevated and correlated to low bond yields globally.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Apple, Inc.	$23,509,601	4.7%
Microsoft Corp.	23,420,852	4.7%
The Home Depot, Inc.	23,160,566	4.6%
PayPal Holdings, Inc.	23,028,336	4.6%
Mastercard, Inc.—Class A	21,810,976	4.4%
Amazon.com, Inc.	21,653,907	4.3%
Visa, Inc.—Class A	20,284,158	4.0%
Facebook, Inc.—Class A	20,109,205	4.0%
CME Group, Inc.	18,928,080	3.8%
Caterpillar, Inc.	18,184,732	3.6%
	$214,090,413	42.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Growth Fund,
the Russell 1000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT IvySM Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2017, assuming reinvestment of distributions, if any.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Performance Update

Timothy J. Miller CFA
Kenneth G. McQuade CFA
Bradley P. Halverson CFA
Portfolio Managers Waddell & Reed Investment Management Company

The SFT IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

SFT IvySM Small Cap Growth Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 25.30 percent over the 12 months ending December 31, 2017, outperforming the Russell 2000 Growth Index, which returned 22.17 percent over the same period.

What influenced the Fund's return during the past 12 months?

Index performance for 2017 was led by the health care sector, specifically by biotechnology and pharmaceutical stocks. Biotechs were up 50 percent for the year and make up nearly 10 percent of the benchmark. The Fund, however, only held about a 3 percent position in the biotech sector, which caused a performance drag versus the index for the period. Medical device stocks held in the Fund helped offset some of the biotech shortfall. Inogen, Inc., IRhythm Technologies, Inc., and Penumbra, Inc. were all significant contributors along with health care technology companies Teledoc, Inc. and HealthEquity, Inc. The health care sector was the only significant underperformer in the Fund for the year.

What other market conditions or events influenced the Fund's return during the past 12 months?

The stock market delivered another strong return for investors in 2017. In the small-cap space, growth stocks significantly outperformed value stocks. Earnings growth was rewarded by investors for the year and the valuation multiples were supported by the continued low level of interest rates. The gain for small-cap growth, as measured by the Russell 2000 Growth Index, was realized in a fairly steady fashion throughout the measurement period. The index marched forward in the first half of the year and then paused in late summer after a failed attempt by the new administration to modify health care policy. Nevertheless, positive regulatory easing encouraged investors and the economic data remained quite healthy. Real gross domestic product (GDP) data growth jumped from 1.2 percent in the first quarter to more than 3.0 percent in both the second and third quarters. Auto sales continued to surprise on the upside, housing data strengthened throughout the year, and employment growth remained strong. The setback in the summer, however, was short-lived as the administration and Congress committed to delivering a reduction in corporate and individual tax rates. The market responded favorably to the news and reached new highs as the year ended. For the measurement period, the Russell 2000 Growth Index was up 22.2 percent.

What strategies and techniques did you employ that affected Fund performance?

Sectors contributing to performance during the measurement included industrials, consumer discretionary and technology. Significant winners in these groups included XPO Logistics, Inc., Shopify, Paycom Software, Inc., Mercury Computer Systems. Inc., Hilton Grand Vacations, Inc., Vail Resorts and Burlington Stores, Inc. (Shopify and Vail Resorts are no longer holdings.) In the technology sector, the Fund's overweight in software was once again an important contributor. The consumer discretionary and industrials sectors rallied sharply in the second half of the year as investors gained comfort in the acceleration of the economy. Consumer stocks also rallied from an overdone overhang of the Amazon competitive threat, with many retailers and apparel companies reporting strong holiday sales results. The hotels, resorts and cruise lines industry was also robust during the period, which accounted for the strength in Vail Resorts and Hilton Grand Vacations. Finally, the Fund had an overweight exposure to the housing complex, which included a variety of companies that provide building supplies, technology, real estate services and maintenance/service equipment such as pool supplies and HVAC systems. Most of these stocks were positive contributors for the period reflecting the growth in the domestic housing market.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

The Fund's strategy will continue to be driven by a disciplined focus on the growth companies that meet our criteria: they serve large market opportunities, have a defensible leadership position, strong management, and a financial model that will deliver high returns on invested capital. While the lion's share of these companies are in the technology, health care and consumer growth areas of the market, they also exist in some of the cyclical areas of the economy such as industrials, energy and financials.

For the coming year, the current macroeconomic factors should continue to be a tailwind for the markets. This momentum should boost the cyclical growth areas such as industrials, financials and energy. The Fund has good exposure in all of these sectors with a focus on the high-quality growth companies. In the traditional growth areas, technology and the consumer sectors are more of a focus, whereas health care is an underweight position. After a strong run by the biotechnology stocks in 2017, we expect more modest performance in 2018.

The Fund's health care focus is on products and services that benefit from moves away from hospitals and toward new technologies that aid more minimally invasive procedures that can be utilized in office or home settings. In technology, software will continue to be an overweight for the Fund along with the highest quality semiconductor and technology services names. The consumer sectors surprised many over the holidays with good results. They have easier comparisons in 2018, so we will focus on new ideas in this area.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
XPO Logistics, Inc.	$5,724,375	3.2%
AMN Healthcare Services, Inc.	5,353,229	2.9%
Mercury Systems, Inc.	4,832,035	2.7%
Beacon Roofing Supply, Inc.	4,474,486	2.5%
The Ultimate Software Group, Inc.	3,954,764	2.2%
Booz Allen Hamilton Holding Corp.	3,940,163	2.2%
Dycom Industries, Inc.	3,755,191	2.1%
Installed Building Products, Inc.	3,375,674	1.9%
Burlington Stores, Inc.	3,371,022	1.9%
HealthEquity, Inc.	3,350,188	1.8%
	$42,131,127	23.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Small Cap Growth Fund,
the Russell 2000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2017, assuming reinvestment of distributions, if any.

Performance Update

Mark Finn, CFA, CPA Portfolio Manager T. Rowe Price

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks, but may also include stocks of mid-cap and small-cap companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

SFT T. Rowe Price Value Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 18.61 percent over the 12 months ending December 31, 2017, underperforming the S&P 500® Index, which returned 21.83 percent over the same period.

What influenced the Fund's return during the past 12 months?

Broadly speaking, stock selection contributed and sector allocation detracted from relative results.

What other market conditions or events influenced the Fund's return during the last 12 months?

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump's proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the U.S. Federal Reserve (Fed) raised its interest rate target three times in 2017, the Fed's moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

What strategies and techniques did you employ that affected Fund performance?

Information technology was the largest detractor during the period due primarily to the Fund's underweight allocation to the sector, which was the top-performing sector in the benchmark. Stock selection in the sector also had a negative impact on relative performance.

The Fund's financial stocks underperformed their benchmark peers, and sector weighting also had a negative impact.

Overweighting the utilities sector hindered relative results for the Fund, and stock selection also hurt, but to a lesser extent within the sector.

The biggest contributor to relative returns was the consumer staples sector. Despite a detracting overweight, stock selection in the sector overcame to add excess returns.

Overweighting the energy sector was detrimental, as it was the second-weakest sector in the benchmark. However, stock selection in the sector contributed excess returns to offset the negative impact of sector allocation.

The Fund did not hold derivatives for the time period 12/31/2016 through 12/31/2017.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook going forward?

Looking ahead, we believe stocks could continue their slow, steady ascent. We expect the federal tax cuts to boost U.S. economic activity, and we are identifying reasonably priced potential beneficiaries in some of the more cyclical areas of the market. We are also finding opportunities to buy shares of strong companies that are well positioned for longer-term growth but that face near-term headwinds, although persistently high valuations present a challenge. In this environment, and with sector valuation anomalies appearing limited, we see increased opportunities for strong stock selection, driven by our fundamental analysis.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
JPMorgan Chase & Co.	$11,431,779	5.1%
Tyson Foods, Inc.—Class A	10,260,057	4.6%
Microsoft Corp.	9,743,006	4.3%
Wells Fargo & Co.	6,951,265	3.1%
Citigroup, Inc.	4,780,694	2.1%
Merck & Co., Inc.	4,689,880	2.1%
Philip Morris International, Inc.	4,687,585	2.1%
Aetna, Inc.	4,299,776	1.9%
Verizon Communications, Inc.	4,244,986	1.9%
Wal-Mart Stores, Inc.	4,088,250	1.8%
	$65,177,278	29.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT T. Rowe Price Value's shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2017, assuming reinvestment of distributions, if any.

Performance Update

Mammen Chally, CFA, David A. Siegle, CFA and Douglas W. McLane, CFA

The SFT Wellington Core Equity Fund seeks growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Wellington Management, LLC provides investment advice to the Fund under a sub-advisory agreement. Wellington Management, LLC became the sub-adviser for the Fund on November 20, 2017. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

SFT Wellington Core Equity Fund
(formerly SFT Pyramis® Core Equity Fund)

The SFT Wellington Core Equity Fund was managed by FIAM LLC ("Pyramis") from January 1, 2017—November 19, 2017 and by Wellington Management (Wellington) from November 20, 2017—December 31, 2017.

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 21.12 percent over the 12 months ending December 31, 2017, compared to the S&P 500 Index, which returned 21.83 percent over the same period.

What influenced the Fund's return during the past 12 months?

Pyramis: The Industrials and Information Technology sectors contributed the most to relative performance. In the Industrials sector, the underweight in industrial conglomerate General Electric (GE) and overweight in aircraft manufacturer Boeing were the lead contributors to relative performance. Shares in GE declined more than 40 percent during the year with notable downward movements after the company made a number of announcements, including senior management changes, quarterly earnings reports that fell short of market expectations, reduced fiscal year earnings and cash flow guidance, and a 50 percent dividend cut. Boeing shares soared after management reported quarterly earnings and cash results that beat market expectations by a wide margin, driven by strong demand and cost controls. Subsequently, management raised its 2017 fiscal year earnings guidance. In the Information Technology sector, the overweights in software company Adobe Systems and semiconductor manufacturer Micron Technology helped performance. Shares in Adobe Systems rose as the company posted record quarterly results and issued quarterly guidance that beat analysts' estimates, driven by solid performance in its Creative Cloud and Marketing Cloud businesses as well as improvements in operating margins. Additionally, the company hosted an investor day during which management laid out plans for profit growth and issued 2018 fiscal year revenue and earnings guidance that topped analysts' expectations, sending shares higher. Shares in Micron Technology jumped after the company reported quarterly results and issued quarterly guidance that surpassed consensus estimates, driven by strong DRAM and NAND sales and pricing power.

Among individual holdings, the underweight position in Exxon Mobil and overweight in medical device manufacturer C.R. Bard were among the largest contributors to relative performance. Exxon Mobil shares declined after the company reported disappointing quarterly results driven by a $2 billion write-down of its Rocky Mountain natural gas assets. C.R. Bard shares rose sharply after Becton Dickinson offered to acquire the company in a $24 billion cash-and-stock deal. In conjunction with the takeout announcement, C.R. Bard reported quarterly results that topped analysts' expectations driven by strong performance in the vascular and urology business segments.

The Consumer Discretionary and Consumer Staples sectors detracted the most from relative performance. In the Consumer Discretionary sector, the overweights in diversified consumer product company Newell Brands and in discount retailer Target detracted from relative performance. Shares in Newell Brands fell sharply after the company reported quarterly revenue and earnings results that missed consensus estimates due to lower order rates from many brick-and-mortar retailers and elevated commodity costs related to recent hurricanes. Subsequently, management reduced fiscal year earnings guidance. Target shares fell after the company posted disappointing quarterly results and guidance due to weakness in same-store sales as consumer behavior shifts towards online shopping. In the Consumer Staples sector, the overweights in food retailer Kroger and brewer Molson Coors Brewing Company were the largest detractors from sector performance for the period. Kroger shares dropped after management cut fiscal year guidance due to tightening competition. Additionally, news of Amazon's acquisition of competitor Whole Foods Market sent shares even lower as investors expect the deal to bring about massive change in the food retail industry. Shares in Molson Coors Brewing Company fell on earnings results that missed consensus estimates, raising investor concerns surrounding cost savings following the recent MillerCoors and Miller acquisitions. Concerns heightened again when management lowered EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) guidance, sending shares lower.

Among individual holdings, the overweights in exploration and production companies Hess and Pioneer Natural Resources detracted from relative performance. Hess shares fell after management issued disappointing 2017 fiscal year capital spending and production guidance due to delays in ramping up operations in the Bakken region. Decreasing oil prices also weighed on the stock throughout the first half of the year. Despite reporting second-quarter results that topped consensus estimates, shares in Pioneer Natural Resources fell sharply after management reduced 2017 fiscal year production guidance due to oil well completion delays and an unexpected increase in the gas-to-oil ratio of the production stream.

Wellington: During the period, sector allocation, a fall-out of our bottom-up stock selection process was the primary driver of underperformance, while stock selection partially offset relative results. Strong stock selection in utilities (not holding Edison International and Duke Energy), consumer staples (Altria Group and Costco), and consumer discretionary (Comcast and Dollar Tree) was countered by weaker selection in materials (Crown Holdings and not holding Freeport McMoRan), information technology (LAM Research and Workday), and financials (XL Group and not holding Wells Fargo). From an allocation perspective, our underweight to energy and overweight to utilities detracted from relative results, while our underweight to real estate contributed.

What other market conditions or events influenced the Fund's return during the past 12 months?

Pyramis: The year 2017 was defined by a near-perfect backdrop of steady global growth, low inflation, and accommodative monetary policies, which led to remarkably low levels of market volatility and helped fuel a broad-based rally in asset prices. Non-U.S. equities outperformed the U.S. stock market for the first calendar year in the past five, while strong tech sector returns helped growth and emerging-market stocks lead the way. All bond categories posted positive returns for the year. Tax reform and deregulation seemed to invigorate U.S. equity markets, while heightened geopolitical risks coming primarily from North Korea had minimal impact on equity markets during the period. At the end of the year, the global expansionary cycle continued to show positive momentum, with few regions or countries giving any signals of recessionary risk.

Wellington: U.S. equities rose for the fourteenth consecutive month, ending 2017 with a 21.8 percent gain. The positive result reflected solid U.S. economic momentum buoyed by robust consumer and business spending. Tax reform dominated the market narrative, as President Donald Trump signed a U.S. $1.5 trillion tax reform bill into law. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans. Corporations stand to benefit considerably, as the corporate tax rate was slashed to 21 percent from 35 percent, starting in 2019. Debate over the 2018 budget was postponed to January after Congress narrowly averted a shutdown by passing a stop-gap spending bill to keep the government funded until January 19, 2018. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 25 bps, to a range of 1.25 percent to 1.50 percent, citing labor market strength and a solid rate of economic growth. The Fed also increased its estimate for economic growth in 2018 to 2.5 percent, from 2.1 percent in September.

What strategies and techniques did you employ that affected Fund performance?

Wellington: Over the period, the fund slightly increased exposure to financials, health care, and industrials, while we decreased exposure to consumer staples. We established a new position in Continental Resources, a U.S.-based petroleum and natural gas exploration and production company, which did not have an effect on relative performance during the period. We also established a new position in salesforce.com, a U.S.-based leader in cloud-based sales, service, and marketing applications. Our overweight position detracted from relative performance during the period.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

Wellington: During the period the fund was most overweight utilities, health care, and financials and most underweight the energy and real estate sectors.

We believe the U.S. economy appears healthy and is growing at a good pace. We continue to find attractively valued stocks with the characteristics we seek. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating benchmark relative outperformance.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Apple, Inc.	$3,761,137	3.2%
Bank of America Corp.	3,560,142	3.0%
JPMorgan Chase & Co.	3,482,501	2.9%
Alphabet, Inc.—Class A	3,288,715	2.8%
The PNC Financial Services Group, Inc.	2,974,683	2.5%
Facebook, Inc.—Class A	2,937,177	2.5%
Mastercard, Inc.—Class A	2,931,389	2.5%
Comcast Corp.—Class A	2,760,086	2.3%
UnitedHealth Group, Inc.	2,561,966	2.2%
NextEra Energy, Inc.	2,468,895	2.1%
	$30,726,691	26.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Wellington Core Equity Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Wellington Core Equity Fund's Class 2 shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2017, assuming reinvestment of distributions, if any.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SFT Advantus Bond Fund, SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Government Money Market Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Real Estate Securities Fund, SFT Ivy Growth Fund, SFT Ivy Small Cap Growth Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (formerly SFT Pyramis Core Equity Fund) (collectively, the Funds), including the schedule of investments in securities, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

  KPMG LLP

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Minneapolis, Minnesota
February 26, 2018

SFT Advantus Bond Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (98.5%)
Government Obligations (34.0%)
Other Government Obligations (1.4%)
Provincial or Local Government Obligations (1.4%)
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	$1,185,000	$1,431,563
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,150,000	1,327,939
4.926%, 10/01/51	2,055,000	2,539,199
		5,298,701
U.S. Government Agencies and Obligations (32.6%)
Export-Import Bank of the United States (0.1%)
Tagua Leasing LLC, 1.732%, 09/18/24	589,600	574,598
Federal Home Loan Mortgage Corporation (FHLMC) (5.8%)
2.500%, 03/01/28	507,774	510,242
3.000%, 08/01/42	520,393	523,180
3.000%, 04/01/43	940,553	945,974
3.000%, 07/01/45	795,538	796,453
3.500%, 10/01/25	214,676	223,264
3.500%, 08/01/42	552,568	571,028
3.500%, 05/25/45	922,385	930,976
3.500%, 03/01/46	1,487,999	1,530,314
3.752%, 09/25/24 (1-Month USD LIBOR + 2.200%) (b)	953,993	984,309
4.000%, 02/01/20	219,067	225,478
4.000%, 09/01/40	548,653	581,281
4.000%, 10/01/40	373,854	394,646
4.000%, 11/01/40	1,889,996	2,008,755
4.000%, 02/01/41	415,097	438,916
4.000%, 08/01/41	571,372	603,298
4.000%, 07/01/42	459,076	481,955
4.500%, 01/01/41	527,828	562,749
4.500%, 02/01/41	445,015	474,841
4.500%, 03/01/41	547,589	589,260
4.500%, 04/01/41	693,840	749,631
5.000%, 04/01/35	137,698	147,969
5.000%, 08/01/35	38,896	42,182
5.000%, 11/01/35	99,279	107,357
5.000%, 11/01/39	358,623	392,488
5.000%, 03/01/40	2,070,785	2,268,652
5.000%, 04/01/40	336,524	366,674
5.000%, 08/01/40	193,741	210,861
5.500%, 06/01/20	22,097	22,534
5.500%, 10/01/20	62,221	64,125
5.500%, 11/01/23	93,154	101,754
5.500%, 05/01/34	683,808	772,698
5.500%, 10/01/34	262,556	293,731
5.500%, 07/01/35	329,458	366,119
5.500%, 10/01/35	337,885	377,812
5.500%, 12/01/38	181,407	199,682
6.000%, 11/01/33	275,804	314,980
	Principal	Value(a)
6.352%, 05/25/28 (1-Month USD LIBOR + 4.800%) (b)	$1,500,000	$1,764,897
6.500%, 09/01/32	57,337	66,298
6.500%, 06/01/36	268,875	310,077
7.000%, 12/01/37	59,809	66,112
		22,383,552
Federal National Mortgage Association (FNMA) (12.3%)
2.500%, 11/01/27	442,982	442,605
2.500%, 07/01/28	565,103	567,756
3.000%, 06/01/22	205,125	209,042
3.000%, 11/01/27	93,004	94,993
3.000%, 01/01/33 (c)	4,380,000	4,461,270
3.000%, 03/01/42	513,757	516,533
3.000%, 04/01/43	614,117	617,436
3.000%, 05/01/43	1,238,119	1,244,811
3.000%, 06/01/43	312,698	314,388
3.000%, 09/01/43	755,595	759,445
3.000%, 01/01/48 (c)	2,000,000	2,000,000
3.500%, 11/01/25	287,597	297,811
3.500%, 01/01/26	289,129	299,398
3.500%, 11/01/40	446,484	462,448
3.500%, 01/01/41	391,846	404,917
3.500%, 02/01/41	288,617	299,299
3.500%, 04/01/41	478,976	494,952
3.500%, 11/01/41	2,425,074	2,509,012
3.500%, 01/01/42	2,244,531	2,317,207
3.500%, 04/01/42	2,396,364	2,474,492
3.500%, 08/01/42	1,695,510	1,751,510
3.500%, 01/01/43	394,054	406,879
3.500%, 03/01/43	1,400,959	1,451,065
3.500%, 05/01/43	1,267,730	1,312,378
3.500%, 05/01/45	1,329,891	1,370,219
3.500%, 10/01/45	727,992	747,844
4.000%, 04/01/41	1,359,099	1,439,846
4.000%, 08/01/41	432,009	453,705
4.000%, 09/01/41	676,032	715,019
4.000%, 04/01/44	2,841,406	2,975,182
4.000%, 08/01/44	314,074	331,428
4.000%, 01/01/48 (c)	1,100,000	1,150,313
4.500%, 05/01/35	148,675	158,949
4.500%, 07/01/35	435,539	465,341
4.500%, 06/01/39	242,014	259,995
4.500%, 04/01/41	1,763,430	1,909,067
4.500%, 07/01/41	1,603,024	1,717,493
5.000%, 05/01/18	1,145	1,165
5.000%, 06/01/18	3,148	3,205
5.000%, 07/01/18	6,674	6,794
5.000%, 07/01/23	87,318	93,741
5.000%, 11/01/33	54,232	58,908
5.000%, 05/01/34	17,516	19,030
5.000%, 12/01/34	243,404	264,405
5.000%, 04/01/35	59,625	64,771
5.000%, 08/01/35	84,317	91,254
5.000%, 04/01/38	205,718	226,321
5.000%, 12/01/39	308,070	339,304
5.000%, 04/01/41	341,935	373,141
5.500%, 02/01/18	733	733
5.500%, 03/01/18	1,709	1,709
5.500%, 04/01/33	423,810	472,543
5.500%, 12/01/33	100,020	111,555

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.500%, 01/01/34	$140,362	$155,761
5.500%, 02/01/34	154,232	171,725
5.500%, 03/01/34	280,019	314,905
5.500%, 04/01/34	128,405	142,392
5.500%, 09/01/34	55,127	61,266
5.500%, 02/01/35	193,336	215,058
5.500%, 04/01/35	302,614	335,203
5.500%, 06/01/35	39,443	43,264
5.500%, 08/01/35	135,745	150,587
5.500%, 10/01/35	396,434	447,165
5.500%, 11/01/35	93,844	104,076
5.500%, 12/01/35	74,863	83,039
5.500%, 12/01/39	118,904	131,688
6.000%, 08/01/23	72,700	76,417
6.000%, 10/01/32	282,385	322,325
6.000%, 11/01/32	213,307	243,609
6.000%, 03/01/33	296,001	338,503
6.000%, 04/01/33	14,355	16,049
6.000%, 12/01/33	101,050	114,930
6.000%, 01/01/36	55,418	62,240
6.000%, 08/01/37	44,648	50,367
6.000%, 09/01/37	85,573	97,243
6.000%, 10/01/38	209,787	240,918
6.000%, 12/01/38	123,839	140,002
6.000%, 06/01/40	49,090	55,376
6.500%, 12/01/31	82,651	93,819
6.500%, 02/01/32	29,700	33,841
6.500%, 04/01/32	123,303	140,302
6.500%, 05/01/32	34,738	38,506
6.500%, 07/01/32	95,853	109,357
6.500%, 08/01/32	146,610	166,530
6.500%, 09/01/32	100,254	112,731
6.500%, 10/01/32	145,745	166,061
6.500%, 11/01/37	72,886	81,647
7.000%, 07/01/31	79,220	91,789
7.000%, 09/01/31	161,182	186,059
7.000%, 11/01/31	226,500	253,423
7.000%, 02/01/32	39,130	43,346
7.000%, 03/01/32	22,967	26,480
7.000%, 07/01/32	68,221	75,677
7.500%, 04/01/31	92,497	101,996
7.500%, 05/01/31	22,446	24,607
		47,392,906
Government National Mortgage Association (GNMA) (2.3%)
0.011%, 06/17/45 (b) (d)	386,823	130
3.000%, 03/15/45	1,206,990	1,217,304
3.000%, 03/20/45	975,357	985,468
3.000%, 04/15/45	1,618,492	1,632,322
3.250%, 11/20/35	377,628	389,484
3.500%, 10/20/43	716,421	744,613
3.500%, 02/20/45	472,872	489,588
3.500%, 03/20/45	523,766	542,281
3.500%, 04/20/46	1,070,437	1,107,356
3.750%, 03/20/46	694,404	721,396
5.000%, 12/15/39	30,848	33,981
5.000%, 01/15/40	491,075	531,311
5.500%, 07/15/38	218,411	241,323
5.500%, 10/15/38	275,109	310,523
8.500%, 10/15/22	10,900	10,938
		8,958,018
	Principal	Value(a)
U.S. Treasury (12.1%)
U.S. Treasury Bond 2.750%, 08/15/47	$6,815,000	$6,823,519
5.375%, 02/15/31 (e)	5,115,000	6,796,356
U.S. Treasury Note 0.875%, 05/15/19	370,000	365,129
1.000%, 11/15/19	200,000	196,781
1.375%, 01/15/20	1,000,000	989,688
1.375%, 02/15/20	2,629,000	2,600,040
1.500%, 06/15/20	375,000	371,221
1.500%, 07/15/20	1,250,000	1,236,621
2.000%, 10/31/22	17,690,000	17,535,903
2.000%, 11/30/22	4,000,000	3,963,594
2.250%, 10/31/24	5,575,000	5,549,303
		46,428,155
Total government obligations (cost: $127,507,206)		131,035,930
Asset-Backed Securities (4.1%)
Bank of The West Auto Trust, 3.210%, 04/15/25 (f)	743,000	736,118
CarMax Auto Owner Trust, 2.160%, 08/16/21	1,300,000	1,296,455
Commonbond Student Loan Trust, 2.550%, 05/25/41 (f)	833,520	829,061
Conseco Finance Corp., 6.400%, 10/15/18	2,687	2,687
CountryPlace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (b) (f)	1,479,253	1,526,245
Countrywide Asset-Backed Certificates, 5.934%, 05/25/37 (b)	1,391,790	1,385,422
Earnest Student Loan Program LLC 3.020%, 05/25/34 (f)	1,082,370	1,089,127
2.720%, 01/25/41 (f)	817,615	815,321
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (f) (g) (h) (i)	245,634	245,804
Foursight Capital Automobile Receivables Trust, 3.710%, 01/18/22 (f)	1,200,000	1,188,269
GMAC Mortgage Corp. Loan Trust, 5.952%, 08/25/37 (j)	2,545,761	2,637,253
Invitation Homes 2015-SFR3 Trust, 2.760%, 08/17/32 (1-Month LIBOR + 1.300%) (b) (f)	949,794	955,731
Progress Residential Trust, 3.565%, 08/17/34 (f)	1,050,000	1,041,996
TCF Auto Receivables Owner Trust, 2.060%, 04/15/20 (f)	621,275	621,352
Towd Point Mortgage Trust, 3.750%, 04/25/55 (b) (f)	805,000	830,559
Wheels SPV 2 LLC, 1.870%, 05/20/25 (f)	450,000	447,183
Total asset-backed securities (cost: $15,523,297)		15,648,583

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Other Mortgage-Backed Securities (8.3%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (1.8%)
Credit-Based Asset Servicing and Securitization LLC, 6.250%, 10/25/36 (f) (j)	$369,825	$374,127
CSMC Trust, 3.500%, 06/25/47 (b) (f)	2,025,000	2,002,290
GS Mortgage-Backed Securities Trust, 3.129%, 07/25/44 (b) (f)	2,491,276	2,393,285
JPMorgan Mortgage Trust, 3.579%, 11/25/33 (b)	215,968	210,939
Mellon Residential Funding Corp., 6.750%, 06/25/28	6,692	6,760
Seasoned Credit Risk Transfer Trust 4.000%, 08/25/56 (b) (f)	1,000,000	998,112
4.000%, 07/25/56 (b) (f)	1,030,000	1,023,562
		7,009,075
Commercial Mortgage-Backed Securities (6.5%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (f)	200,720	201,565
Aventura Mall Trust 2013-AVM, 3.743%, 12/05/32 (b) (f)	1,000,000	1,022,236
Banc of America Re-Remic Trust, 4.185%, 08/15/46 (b) (f)	1,350,000	1,464,699
BB-UBS Trust, 4.026%, 11/05/36 (b) (f)	500,000	501,724
Hometown Commercial Mortgage 5.506%, 11/11/38 (f) (h)	33,298	27,605
6.057%, 06/11/39 (f) (h)	54,058	35,708
JPMCC Commercial Mortgage Securities Trust, 3.723%, 03/15/50	1,000,000	1,047,458
Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29 (b)	128,931	128,254
Morgan Stanley Capital I Trust 3.201%, 08/05/34 (f)	860,000	867,631
3.451%, 08/05/34 (f)	550,000	545,919
One Market Plaza Trust, 3.614%, 02/10/32 (f)	2,000,000	2,059,376
UBS Commercial Mortgage Trust 3.724%, 06/15/50	4,000,000	4,057,921
3.580%, 12/15/50	3,000,000	3,096,751
4.061%, 12/15/50 (b)	1,505,000	1,558,325
Vornado DP LLC, 4.004%, 09/13/28 (f)	1,475,000	1,527,357
Wells Fargo Commercial Mortgage Trust 3.637%, 06/15/48	1,280,000	1,330,223
3.184%, 04/15/50	1,544,000	1,559,793
2.814%, 08/15/49	2,165,000	2,088,154
3.640%, 12/15/59	1,560,000	1,618,489
	Principal	Value(a)
WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	$345,000	$357,097
		25,096,285
Total other mortgage-backed securities (cost: $32,343,870)		32,105,360
Corporate Obligations (52.1%)
Communications (1.4%)
Telecommunication (0.5%)
Crown Castle Towers LLC, 3.222%, 05/15/22 (f)	1,950,000	1,969,558
Telephone Services (0.6%)
SBA Tower Trust, 2.240%, 04/10/18 (f)	2,440,000	2,440,304
Telephone — Integrated (0.3%)
AT&T, Inc., 5.150%, 02/14/50	1,100,000	1,113,711
Consumer Cyclical (2.4%)
Auto/Truck Parts & Equipment — Original (2.4%)
General Motors Financial Co., Inc. 2.400%, 05/09/19	1,675,000	1,675,406
2.606%, 10/04/19 (3-Month USD LIBOR + 1.270%) (b)	3,275,000	3,318,045
3.950%, 04/13/24	2,000,000	2,058,980
Nissan Motor Acceptance Corp., 2.150%, 09/28/20 (f)	2,000,000	1,983,469
		9,035,900
Consumer, Non-cyclical (1.5%)
Consumer Products — Miscellaneous (0.2%)
Newell Brands, Inc., 5.000%, 11/15/23	860,000	907,661
Drugstore Chains (1.3%)
CVS Pass-Through Trust 5.298%, 01/11/27 (f)	1,206,631	1,282,408
5.880%, 01/10/28	405,490	444,605
6.036%, 12/10/28	2,212,950	2,460,108
6.943%, 01/10/30	594,386	695,105
		4,882,226
Energy (5.1%)
Oil & Gas (0.5%)
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27 (f)	1,375,000	1,372,692
4.080%, 12/15/47 (f) (h)	415,000	422,082
		1,794,774
Oil, Gas & Consumable Fuels (0.7%)
Marathon Petroleum Corp., 5.850%, 12/15/45	2,270,000	2,614,751
Pipelines (3.9%)
Andeavor Logistics L.P./Tesoro Logistics Finance Corp., 3.500%, 12/01/22	1,025,000	1,023,055

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Enterprise Products Operating LLC,
4.258%, 06/01/67 (3-Month USD LIBOR + 2.778%) (b)	$2,180,000	$2,138,580
NuStar Logistics L.P., 8.400%, 04/15/18	2,986,000	3,034,522
Sabine Pass Liquefaction LLC, 5.750%, 05/15/24	3,000,000	3,334,443
Sunoco Logistics Partners Operations L.P. 5.400%, 10/01/47	850,000	855,740
6.850%, 02/15/40	2,150,000	2,407,841
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,850,000	2,410,088
		15,204,269
Financial (17.2%)
Banks (8.9%)
Bank of America Corp. 3.950%, 04/21/25	780,000	806,612
4.000%, 01/22/25	1,650,000	1,716,597
Barclays PLC,
2.975%, 01/10/23 (3-Month USD LIBOR + 1.625%) (b) (g)	3,300,000	3,390,402
Capital One NA/Mclean VA,
2.329%, 09/13/19 (3-Month USD LIBOR + 0.765%) (b)	3,000,000	3,013,953
Citigroup, Inc., 4.400%, 06/10/25	1,500,000	1,583,301
Compass Bank, 3.875%, 04/10/25	2,500,000	2,507,966
Discover Bank 3.450%, 07/27/26	1,900,000	1,875,587
8.700%, 11/18/19	322,000	354,063
HSBC Holdings PLC,
3.262%, 03/13/23 (3-Month USD LIBOR + 1.055%) (b) (g)	1,875,000	1,901,101
JPMorgan Chase & Co.,
5.000%, 07/01/19 (3-Month USD LIBOR + 3.320%) (b)	1,700,000	1,729,546
Morgan Stanley
2.617%, 05/08/24 (3-Month USD LIBOR + 1.220%) (b)	3,600,000	3,675,703
3.125%, 07/27/26	800,000	789,064
5.450%, 07/15/19 (3-Month USD LIBOR + 3.610%) (b)	1,870,000	1,919,555
5.500%, 07/28/21	740,000	809,440
Suntrust Banks, Inc.,
5.050%, 06/15/22 (3-Month USD LIBOR + 3.102%) (b)	1,160,000	1,174,500
Synovus Financial Corp., 3.125%, 11/01/22	3,100,000	3,074,270
The Goldman Sachs Group, Inc., 2.160%, 10/31/22 (b)	2,125,000	2,127,761
	Principal	Value(a)
US Bancorp,
5.300%, 04/15/27 (3-Month USD LIBOR + 2.914%) (b)	$800,000	$866,040
Wells Fargo & Co., 3.000%, 10/23/26	1,100,000	1,078,172
		34,393,633
Diversified Financial Services (1.6%)
Block Financial LLC, 4.125%, 10/01/20	2,050,000	2,113,030
Raymond James Financial, Inc., 4.950%, 07/15/46	1,400,000	1,582,776
The Charles Schwab Corp.,
4.625%, 03/01/22 (3-Month USD LIBOR + 3.315%) (b)	2,200,000	2,244,000
		5,939,806
Insurance (5.1%)
Great-West Life & Annuity Insurance Capital L.P. II,
3.957%, 05/16/46 (3-Month USD LIBOR + 2.538%) (b) (f)	3,150,000	3,114,563
Liberty Mutual Group, Inc.,
4.494%, 03/15/37 (3-Month USD LIBOR + 2.905%) (b) (f)	3,250,000	3,185,000
Nuveen Finance LLC 2.950%, 11/01/19 (f)	1,345,000	1,357,859
4.125%, 11/01/24 (f)	1,150,000	1,213,662
Peachtree Corners Funding Trust, 3.976%, 02/15/25 (f)	1,825,000	1,879,109
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (f)	2,500,000	2,643,852
The Chubb Corp.,
3.609%, 04/15/37 (3-Month USD LIBOR + 2.250%) (b)	4,000,000	3,970,000
Unum Group, 5.750%, 08/15/42	1,975,000	2,416,688
		19,780,733
Real Estate Investment Trust — Health Care (1.0%)
Physicians Realty L.P., 4.300%, 03/15/27	1,275,000	1,297,274
Ventas Realty L.P., 3.100%, 01/15/23	2,500,000	2,500,374
		3,797,648
Real Estate Investment Trust — Hotels (0.6%)
Hospitality Properties Trust 4.500%, 06/15/23	700,000	731,932
4.500%, 03/15/25	450,000	467,072
4.650%, 03/15/24	920,000	966,851
		2,165,855

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Health Care (2.6%)
Health Care Providers & Services (1.9%)
Anthem, Inc. 2.950%, 12/01/22	$1,235,000	$1,235,517
4.375%, 12/01/47	950,000	1,010,080
Express Scripts Holding Co., 2.229%, 11/30/20 (b)	2,000,000	2,000,893
NYU Hospitals Center, 4.428%, 07/01/42	1,480,000	1,597,047
Sinai Health System, 3.034%, 01/20/36	1,465,000	1,462,356
		7,305,893
Medical Products/Supplies (0.7%)
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	2,700,000	2,857,553
Industrials (1.3%)
Electrical Equipment (0.4%)
Keysight Technologies, Inc., 3.300%, 10/30/19	1,500,000	1,514,193
Machinery (0.9%)
Siemens Financieringsmaatschappij NV, 2.210%, 03/16/22 3-Month USD (LIBOR + 0.610%) (b) (f) (g)	3,275,000	3,304,468
Information Technology (1.8%)
Electronic Equipment, Instruments & Components (0.5%)
Tech Data Corp., 3.700%, 02/15/22	1,835,000	1,840,690
Software (0.5%)
Microsoft Corp., 4.500%, 02/06/57	1,800,000	2,131,423
Technology Hardware Storage & Peripherals (0.8%)
Hewlett Packard Enterprise Co., 2.100%, 10/04/19 (f)	3,000,000	2,979,466
Materials (0.5%)
Chemicals (0.5%)
The Mosaic Co. 3.250%, 11/15/22	1,550,000	1,536,441
4.050%, 11/15/27	465,000	466,219
		2,002,660
Technology (0.8%)
Computers (0.8%)
Dell International LLC/EMC Corp, 8.350%, 07/15/46 (f)	980,000	1,262,772
Dell International LLC/EMC Corp., 5.450%, 06/15/23 (f)	1,790,000	1,934,344
		3,197,116
	Principal	Value(a)
Transportation (7.0%)
Airlines (5.9%)
Air Canada 2015 -1 Class C Pass Through Trust, 5.000%, 03/15/20 (f) (g)	$2,600,000	$2,658,240
Air Canada 2017-1 Class A Pass Through Trust, 3.550%, 01/15/30 (f) (g)	2,175,000	2,174,750
America West Airlines 2000-1 Pass Through Trust, 8.057%, 07/02/20	509,366	571,814
American Airlines 2013-1 Class B Pass Through Trust, 5.625%, 01/15/21 (f)	1,822,975	1,895,894
American Airlines 2013-2 Class B Pass Through Trust, 5.600%, 07/15/20 (f)	1,238,028	1,279,378
American Airlines 2015-1 Class B Pass Through Trust, 3.700%, 05/01/23	1,642,131	1,638,026
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 01/15/24	497,759	525,085
British Airways 2013-1 Class B Pass Through Trust, 5.625%, 06/20/20 (f)	383,285	396,776
Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	1,260,192	1,358,645
Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 04/11/20	815,869	855,194
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.750%, 05/07/20	451,650	469,716
Delta Air Lines 2012-1 Class B Pass Through Trust, 6.875%, 05/07/19 (f)	1,118,553	1,166,092
Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 07/30/23	1,032,625	1,065,566
Hawaiian Airlines 2013-1 Class B Pass Through Certificates, 4.950%, 01/15/22	813,378	838,796
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 04/11/22	539,020	557,455
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 09/03/22	2,230,665	2,294,462
US Airways 2012-2 Class B Pass Through Trust, 6.750%, 06/03/21	1,382,112	1,501,112
Virgin Australia 2013-1A Pass Through Trust, 5.000%, 10/23/23 (f) (g)	920,347	957,161
Virgin Australia 2013-1B Pass Through Trust, 6.000%, 10/23/20 (f) (g)	409,465	418,678
		22,622,840

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Transport — Rail (1.1%)
BNSF Funding Trust I, 6.613%, 12/15/55 (3-Month USD LIBOR + 2.350%) (b)	$3,785,000	$4,362,213
Utilities (10.5%)
Electric Companies (0.9%)
Dominion Energy Gas Holdings LLC, 2.500%, 12/15/19	1,270,000	1,271,995
Indianapolis Power & Light Co., 4.700%, 09/01/45 (f)	1,900,000	2,158,454
		3,430,449
Electric Utilities (7.7%)
Avangrid, Inc., 3.150%, 12/01/24	1,925,000	1,914,929
Cleco Corporate Holdings LLC 3.743%, 05/01/26	1,125,000	1,129,181
4.973%, 05/01/46	1,000,000	1,103,295
Dominion Energy, Inc., 5.750%, 10/01/54 (3-Month USD LIBOR + 3.057%) (b)	1,800,000	1,944,000
El Paso Electric Co., 5.000%, 12/01/44	1,165,000	1,285,594
Entergy Mississippi, Inc., 3.250%, 12/01/27	1,100,000	1,097,092
Entergy Texas, Inc., 3.450%, 12/01/27	1,885,000	1,910,175
Exelon Corp., 3.497%, 06/01/22	1,750,000	1,783,425
FirstEnergy Transmission LLC, 5.450%, 07/15/44 (f)	2,000,000	2,375,640
IPALCO Enterprises, Inc. 3.450%, 07/15/20	1,400,000	1,414,000
3.700%, 09/01/24 (f)	1,175,000	1,173,932
Oncor Electric Delivery Co. LLC, 3.800%, 09/30/47 (f)	1,875,000	1,947,934
Pennsylvania Electric Co., 3.250%, 03/15/28 (f)	1,225,000	1,205,346
PPL Capital Funding, Inc., 4.358%, 03/30/67 (3-Month USD LIBOR + 2.665%) (b)	4,500,000	4,443,750
Southern Power Co., 4.950%, 12/15/46	2,450,000	2,687,382
The Cleveland Electric Illuminating Co., 3.500%, 04/01/28 (f)	2,400,000	2,402,621
		29,818,296
Gas Utilities (1.9%)
Boston Gas Co., 3.150%, 08/01/27 (f)	800,000	797,427
NiSource Finance Corp., 3.950%, 03/30/48	2,750,000	2,817,100
	Shares/ Principal	Value(a)
Southern Co. Gas Capital Corp. 3.875%, 11/15/25	$2,630,000	$2,713,873
4.400%, 05/30/47	775,000	830,302
		7,158,702
Total corporate obligations (cost: $194,962,051)		200,566,791
Total long-term debt securities (cost: $370,336,424)		379,356,664
Short-Term Securities (3.0%)
Investment Companies (3.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210% (k)	11,618,459	11,618,459
Total short-term securities (cost: $11,618,459)		11,618,459
Total investments in securities (cost: $381,954,883) (l)		390,975,123
Liabilities in excess of cash and other assets (-1.5%)		(5,669,740)
Total net assets (100.0%)		$385,305,383

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2017 the total cost of investments issued on a when-issued or forward commitment basis was $7,635,351.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2017, securities with an aggregate market value of $398,613 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Ultra	March 2018	170	Short	(22,700,867)	$(22,705,625)	$(4,758)
5 Year U.S. Treasury Note	March 2018	20	Long	2,334,434	2,323,281	(11,153)
U.S. Long Bond	March 2018	250	Long	38,039,309	38,250,000	210,691
U.S. Ultra Bond	March 2018	100	Short	(16,504,015)	(16,765,625)	(261,610)
					$1,102,031	$(66,830)

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(g)  Foreign security: The Fund held 3.9% of net assets in foreign securities at December 31, 2017.

(h)  Illiquid security. (See Note 5.)

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  Step rate security.

(k)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2017.

(l)  At December 31, 2017 the cost of investments for federal income tax purposes was $382,048,627. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$10,758,103
Gross unrealized depreciation	(1,898,437)
Net unrealized appreciation	$8,859,666

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (38.5%)
Government Obligations (0.8%)
U.S. Government Agencies and Obligations (0.8%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.3%)
3.000%, 09/01/43	$162,218	$163,129
3.500%, 10/01/44	269,924	277,995
3.500%, 11/01/44	266,686	274,506
3.500%, 12/01/44	281,493	289,666
		1,005,296
Federal National Mortgage Association (FNMA) (0.2%)
3.000%, 04/01/43	246,706	248,039
3.000%, 05/01/43	107,592	108,173
3.000%, 06/01/43	315,749	317,439
3.500%, 08/01/42	136,735	141,251
3.500%, 02/01/43	152,289	157,834
		972,736
U.S. Treasury (0.3%)
U.S. Treasury Note, 0.625%, 04/30/18 (b)	1,000,000	997,416
Total government obligations (cost: $2,944,426)		2,975,448
Asset-Backed Security (0.2%)
Longtrain Leasing III LLC 2015-1A Class A2, 4.060%, 01/15/45 (c) (d)	1,000,000	1,024,110
Total asset-backed securities (cost: $999,582)		1,024,110
Other Mortgage-Backed Securities (0.3%)
Commercial Mortgage-Backed Securities (0.3%)
CSMC Mortgage Trust, 4.138%, 11/15/37 (d) (e)	1,000,000	1,045,607
Total other mortgage-backed securities (cost: $1,007,978)		1,045,607
Corporate Obligations (37.2%)
Basic Materials (0.0%)
Mining (0.0%)
BHP Billiton Finance USA, Ltd., 2.875%, 02/24/22 (f)	122,000	123,408
Communications (2.0%)
Cable/Satellite TV (0.6%)
Comcast Corp. 4.200%, 08/15/34 (b)	500,000	534,244
4.650%, 07/15/42	250,000	281,410
6.400%, 05/15/38 (b)	1,000,000	1,350,383
		2,166,037
Internet & Catalog Retail (0.3%)
Amazon.com, Inc., 3.875%, 08/22/37 (d)	1,000,000	1,061,099
	Principal	Value(a)
Media (0.6%)
CBS Corp. 3.500%, 01/15/25	$750,000	$752,775
4.000%, 01/15/26	250,000	255,496
Time Warner, Inc., 4.850%, 07/15/45	1,000,000	1,050,234
Viacom, Inc., 5.625%, 09/15/19	250,000	261,586
		2,320,091
Telecommunication (0.2%)
Crown Castle Towers LLC, 3.663%, 05/15/45 (d)	1,000,000	1,017,090
Telephone — Integrated (0.2%)
AT&T, Inc., 4.100%, 02/15/28 (d)	803,000	805,657
Wireless Telecommunication Services (0.1%)
Rogers Communications, Inc., 4.100%, 10/01/23 (f)	250,000	262,328
Consumer Cyclical (1.5%)
Auto/Truck Parts & Equipment-Original (0.4%)
Ford Motor Co., 5.291%, 12/08/46	1,500,000	1,632,313
Food & Staples Retailing (0.3%)
The Kroger Co., 4.450%, 02/01/47	1,000,000	998,487
Home Furnishings (0.3%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	1,033,945
Retail (0.5%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	996,179
Target Corp., 3.500%, 07/01/24	750,000	781,919
Wal-Mart Stores, Inc., 1.950%, 12/15/18 (b)	250,000	250,052
		2,028,150
Consumer Staples (1.5%)
Beverages (0.1%)
The Coca-Cola Co., 3.200%, 11/01/23 (b)	500,000	519,183
Consumer Products — Miscellaneous (0.2%)
Johnson (S.C.) & Son, Inc., 3.350%, 09/30/24 (d)	750,000	771,678
Food Products (0.6%)
Archer-Daniels-Midland Co., 3.750%, 09/15/47	1,000,000	1,019,569
General Mills, Inc., 4.150%, 02/15/43	1,000,000	1,013,611
		2,033,180
Household Products (0.3%)
Kimberly-Clark Corp., 3.900%, 05/04/47	1,000,000	1,058,873
See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Personal Care (0.3%)
The Estee Lauder Cos., Inc., 4.150%, 03/15/47	$1,000,000	$1,095,246
Consumer, Non-cyclical (1.4%)
Commercial Service — Finance (0.1%)
Moody's Corp., 4.875%, 02/15/24	250,000	274,605
Diagnostic Equipment (0.6%)
Abbott Laboratories 3.875%, 09/15/25	750,000	775,742
4.750%, 11/30/36	1,000,000	1,123,601
4.750%, 04/15/43	250,000	277,576
		2,176,919
Drugstore Chains (0.1%)
CVS Pass-Through Trust, 6.943%, 01/10/30	181,215	211,922
Food (0.5%)
Flowers Foods, Inc., 3.500%, 10/01/26	1,000,000	980,739
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	1,170,265
		2,151,004
Pharmaceuticals (0.1%)
Novartis Capital Corp., 3.400%, 05/06/24	500,000	519,983
Energy (4.4%)
Oil & Gas (0.3%)
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27 (d)	1,000,000	998,321
Oil, Gas & Consumable Fuels (1.4%)
Apache Corp., 3.250%, 04/15/22	181,000	182,367
Chevron Corp., 3.191%, 06/24/23 (b)	250,000	256,906
EOG Resources, Inc., 2.625%, 03/15/23	250,000	247,132
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	764,872
Noble Energy, Inc., 3.900%, 11/15/24	1,000,000	1,028,184
Phillips 66, 4.650%, 11/15/34	1,000,000	1,095,650
Total Capital International SA, 3.750%, 04/10/24 (f)	750,000	795,258
Valero Energy Corp., 3.650%, 03/15/25	1,000,000	1,026,860
		5,397,229
Pipelines (2.7%)
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.250%, 01/15/25	500,000	525,850
	Principal	Value(a)
Columbia Pipeline Group, Inc., 4.500%, 06/01/25	$1,000,000	$1,064,741
Enbridge Energy Partners L.P., 6.500%, 04/15/18	250,000	253,313
Energy Transfer L.P., 4.900%, 03/15/35	1,000,000	989,194
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	292,206
Florida Gas Transmission Co. LLC, 4.350%, 07/15/25 (d)	1,000,000	1,068,093
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	800,073
Magellan Midstream Partners L.P., 4.200%, 10/03/47	1,000,000	1,008,311
Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	250,000	248,813
Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (d)	1,500,000	1,649,532
Spectra Energy Partners L.P., 2.950%, 09/25/18	250,000	251,502
Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,000,000	1,019,475
Williams Partners L.P. 3.750%, 06/15/27	500,000	501,039
4.300%, 03/04/24	500,000	523,677
		10,195,819
Financial (11.2%)
Banks (4.0%)
Associated Banc-Corp., 4.250%, 01/15/25	750,000	772,238
Astoria Financial Corp., 3.500%, 06/08/20	1,000,000	1,003,895
Bank of America Corp. 3.950%, 04/21/25	1,000,000	1,034,119
4.183%, 11/25/27	1,000,000	1,044,266
4.244%, 04/24/38 (3-Month USD LIBOR + 1.814%) (e)	1,000,000	1,084,531
5.700%, 01/24/22	250,000	278,694
Bank of Montreal, 2.375%, 01/25/19 (f)	250,000	250,740
Capital One Financial Corp., 4.750%, 07/15/21	250,000	267,120
Citigroup, Inc., 3.300%, 04/27/25	750,000	756,993
Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 03/26/20 (f)	600,000	602,339
Discover Bank 3.100%, 06/04/20	1,000,000	1,011,868
4.250%, 03/13/26	500,000	521,474
HSBC Bank USA NA, 4.875%, 08/24/20	250,000	264,385

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
JPMorgan Chase & Co. 3.125%, 01/23/25	$1,000,000	$1,005,514
4.500%, 01/24/22	250,000	267,513
KeyBank NA, 3.180%, 10/15/27	1,000,000	1,007,477
PNC Bank NA 2.450%, 07/28/22	1,000,000	991,589
3.800%, 07/25/23	250,000	261,109
SunTrust Bank, 2.750%, 05/01/23	250,000	247,711
Synchrony Bank, 3.000%, 06/15/22	1,000,000	995,928
The Goldman Sachs Group, Inc., 3.850%, 01/26/27	1,000,000	1,026,657
		14,696,160
Capital Markets (0.5%)
E*TRADE Financial Corp., 2.950%, 08/24/22	1,000,000	991,558
The Bank of New York Mellon Corp.,
3.442%, 02/07/28 (3-Month USD LIBOR + 1.069%) (e)	1,000,000	1,022,146
		2,013,704
Diversified Financial Services (1.3%)
American Express Credit Corp., 3.300%, 05/03/27	1,000,000	1,014,772
CME Group, Inc., 3.000%, 03/15/25	1,000,000	1,011,377
Discover Financial Services, 3.750%, 03/04/25	1,000,000	1,006,602
Eaton Vance Corp., 3.500%, 04/06/27	1,000,000	1,023,452
TD Ameritrade Holding Corp., 2.950%, 04/01/22	700,000	708,383
		4,764,586
Insurance (2.4%)
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	1,039,831
Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	500,000	538,703
First American Financial Corp., 4.600%, 11/15/24	750,000	776,240
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (d)	750,000	790,299
Manulife Financial Corp., 4.150%, 03/04/26 (f)	750,000	796,514
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	1,000,000	1,107,679
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (d)	250,000	262,164
Old Republic International Corp., 4.875%, 10/01/24	750,000	803,354
	Principal	Value(a)
Pacific Life Insurance Co.,
4.300%, 10/24/67 (3-Month USD LIBOR + 2.796%) (c) (d) (e)	$1,000,000	$1,003,100
StanCorp Financial Group, Inc., 5.000%, 08/15/22	750,000	804,083
The Hanover Insurance Group, Inc., 4.500%, 04/15/26	1,000,000	1,040,236
		8,962,203
Property / Casualty Insurance (0.3%)
Arch Capital Finance LLC, 4.011%, 12/15/26	1,000,000	1,041,124
Real Estate Investment Trust — Diversified (0.3%)
Retail Properties of America, Inc., 4.000%, 03/15/25	1,000,000	961,666
Real Estate Investment Trust — Health Care (0.8%)
Healthcare Realty Trust, Inc., 3.875%, 05/01/25	1,000,000	1,013,214
Healthcare Trust of America Holdings L.P., 3.750%, 07/01/27	1,000,000	995,942
Physicians Realty L.P., 4.300%, 03/15/27	1,000,000	1,017,470
		3,026,626
Real Estate Investment Trust — Office Property (0.1%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	530,019
Real Estate Investment Trust — Residential (0.2%)
UDR, Inc., 4.000%, 10/01/25	750,000	782,002
Real Estate Investment Trust — Shopping Centers (0.1%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	250,000	260,613
Real Estate Investment Trust — Single Tenant (0.3%)
Select Income REIT, 4.500%, 02/01/25	750,000	756,410
Tanger Properties L.P., 3.875%, 12/01/23	500,000	509,651
		1,266,061
Real Estate Investment Trust — Storage (0.1%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	525,703
Specialized REITs (0.8%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	982,484
Essex Portfolio L.P., 3.500%, 04/01/25	1,000,000	1,008,575

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Goodman US Finance Four LLC, 4.500%, 10/15/37 (c) (d)	$500,000	$516,730
HCP, Inc., 4.250%, 11/15/23	250,000	262,395
		2,770,184
Health Care (3.0%)
Biotechnology (0.4%)
Amgen, Inc., 5.700%, 02/01/19	250,000	259,488
Celgene Corp., 3.875%, 08/15/25	1,000,000	1,035,087
		1,294,575
Health Care Providers & Services (1.0%)
Aetna, Inc., 3.875%, 08/15/47	1,000,000	985,518
Anthem, Inc., 4.375%, 12/01/47	1,000,000	1,063,242
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	259,541
UnitedHealth Group, Inc. 2.750%, 02/15/23	250,000	250,495
3.750%, 07/15/25 (b)	1,000,000	1,054,025
		3,612,821
Pharmaceuticals (1.6%)
AbbVie, Inc., 3.600%, 05/14/25	1,000,000	1,028,076
Allergan Funding SCS, 3.800%, 03/15/25 (f)	670,000	682,091
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	518,313
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	1,018,151
Eli Lilly & Co., 3.950%, 05/15/47	1,000,000	1,073,670
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,268,713
Mylan, Inc., 4.200%, 11/29/23	500,000	518,245
		6,107,259
Industrials (4.2%)
Aerospace & Defense (0.7%)
Harris Corp., 3.832%, 04/27/25	1,000,000	1,036,333
Rockwell Collins, Inc., 3.700%, 12/15/23	500,000	518,602
United Technologies Corp., 4.050%, 05/04/47	1,000,000	1,046,679
		2,601,614
Air Freight & Logistics (0.3%)
FedEx Corp., 4.400%, 01/15/47	1,000,000	1,067,026
Building Products (0.3%)
CRH America Finance, Inc., 4.400%, 05/09/47 (d)	1,000,000	1,052,026
	Principal	Value(a)
Electrical Equipment (0.5%)
Flex. Ltd., 4.750%, 06/15/25 (f)	$1,000,000	$1,069,891
Trimble, Inc., 4.750%, 12/01/24	750,000	809,421
		1,879,312
Electronic Parts Distributions (0.4%)
Avnet, Inc., 3.750%, 12/01/21	1,500,000	1,521,576
Environmental Control (0.3%)
Waste Management, Inc., 3.900%, 03/01/35	1,000,000	1,048,366
Industrial Conglomerates (0.3%)
3M Co., 3.625%, 10/15/47	1,000,000	1,026,271
Machinery (0.2%)
Caterpillar Financial Services Corp., 3.750%, 11/24/23	750,000	789,001
Miscellaneous Manufacturing (0.6%)
Carlisle Cos., Inc., 3.750%, 12/01/27	1,000,000	1,010,387
Textron, Inc. 3.875%, 03/01/25	750,000	777,450
4.300%, 03/01/24	500,000	528,753
		2,316,590
Road & Rail (0.1%)
Kansas City Southern, 4.300%, 05/15/43	250,000	262,801
Tools-Hand Held (0.2%)
Stanley Black & Decker, Inc., 2.451%, 11/17/18	800,000	802,416
Transportation (0.1%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	370,475
Trucking & Leasing (0.2%)
GATX Corp., 3.250%, 03/30/25	1,000,000	990,327
Information Technology (1.9%)
Communications Equipment (0.4%)
Juniper Networks, Inc., 4.500%, 03/15/24	500,000	520,289
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	1,076,156
		1,596,445
Computers (0.3%)
Apple, Inc., 4.375%, 05/13/45 (b)	1,000,000	1,126,568
Internet Software & Services (0.2%)
eBay, Inc., 3.450%, 08/01/24	750,000	762,228

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
IT Services (0.4%)
The Western Union Co., 3.350%, 05/22/19	$500,000	$505,411
Total System Services, Inc., 4.800%, 04/01/26	750,000	811,420
		1,316,831
Software (0.6%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	1,043,183
Oracle Corp., 3.800%, 11/15/37	1,000,000	1,048,771
		2,091,954
Materials (1.1%)
Chemicals (0.8%)
Potash Corp. of Saskatchewan, Inc., 3.000%, 04/01/25 (f)	1,000,000	980,091
The Dow Chemical Co., 3.500%, 10/01/24	750,000	771,633
The Mosaic Co., 5.450%, 11/15/33	200,000	217,811
The Sherwin-Williams Co., 3.950%, 01/15/26	1,000,000	1,042,832
		3,012,367
Construction Materials (0.3%)
Vulcan Materials Co., 4.500%, 06/15/47	1,000,000	1,021,008
Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc. 4.350%, 06/15/45	250,000	230,650
4.500%, 05/15/35	1,000,000	994,066
Verizon Communications, Inc., 5.250%, 03/16/37	1,000,000	1,099,682
		2,324,398
Transportation (0.8%)
Airlines (0.5%)
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/29	928,983	959,733
British Airways 2013-1 Class A Pass Through Trust, 4.625%, 12/20/25 (d)	837,534	886,949
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/27	213,081	224,853
		2,071,535
Transport — Rail (0.3%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	527,554
Union Pacific Corp., 3.750%, 03/15/24	500,000	528,455
		1,056,009
	Principal	Value(a)
Utilities (3.6%)
Electric Utilities (2.3%)
Ameren Illinois Co., 3.700%, 12/01/47	$1,000,000	$1,023,220
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	1,117,621
Duke Energy Progress LLC, 3.600%, 09/15/47	1,000,000	1,002,493
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	255,468
Northern States Power Co. 3.600%, 09/15/47	1,000,000	1,017,541
3.750%, 12/01/47	1,000,000	1,008,499
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	800,737
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	1,000,000	1,088,011
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	255,048
Southern California Edison Co., 4.000%, 04/01/47	1,000,000	1,074,069
		8,642,707
Electric — Integrated (0.1%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	260,330
Gas Utilities (0.4%)
ONEOK, Inc., 4.000%, 07/13/27	500,000	506,764
Washington Gas Light Co., 3.796%, 09/15/46	1,000,000	1,026,195
		1,532,959
Multi-Utilities (0.4%)
Dominion Energy Gas Holdings LLC, 3.550%, 11/01/23	250,000	255,181
National Fuel Gas Co., 5.200%, 07/15/25	1,000,000	1,072,602
		1,327,783
Water Utilities (0.4%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	1,031,873
Aquarion Co., 4.000%, 08/15/24 (c) (d)	500,000	521,410
		1,553,283
Total corporate obligations (cost: $134,071,758)		138,892,079
Total long-term debt securities (cost: $139,023,744)		143,937,244
Purchased Option (0.0%)
Call Option Purchased (0.0%)
CBOE SPX Volatility Index, $15.00, 01/17/18 (cost: $56,442)		52,148

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
Investments in Securities – continued

	Shares/ Principal	Value(a)
Mutual Funds (45.9%)
Investment Companies (45.9%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	$44,500	$5,409,420
SFT Advantus Index 500 Fund (g)	14,224,618	151,194,190
SPDR S&P 500 ETF Trust (b)	36,170	9,652,326
Vanguard S&P 500 ETF	20,175	4,948,726
Total mutual funds (cost: $123,653,386)		171,204,662
Short-Term Securities (15.4%)
Investment Companies (15.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	57,319,471	57,319,471
Total short-term securities (cost: $57,319,471)		57,319,471
Total investments in securities (cost: $320,053,043) (h)		372,513,525
Cash and other assets in excess of liabilities (0.2%)		610,408
Total net assets (100.0%)		$373,123,933

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2017, securities with an aggregate market value of $12,680,010 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
10 Year U.S. Treasury Note	March 2018	200	Short	(24,852,513)	$(24,809,375)	$43,138
S&P 500® Index Future	March 2018	192	Long	127,702,207	128,448,000	745,793
					$103,638,625	$788,931

(c)  Illiquid security. (See Note 5.)

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  Foreign security: The Fund held 1.5% of net assets in foreign securities at December 31, 2017.

(g)  Affiliated security.

(h)  At December 31, 2017 the cost of investments for federal income tax purposes was $320,867,583. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$52,619,763
Gross unrealized depreciation	(184,890)
Net unrealized appreciation	$52,434,873

Holdings of Options Contracts

Purchased Options	Contracts	Expiration Date	Notional Amount	Exercise Price	Value(a)
Call – CBOE SPX Volatility Index	1,227	January 2018	$122,700	15.00	$52,148

See accompanying notes to financial statements.

SFT Advantus Government Money Market Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Investments (100.3%)
U.S. Government Obligations (99.4%)
Discount Notes (45.4%)
Federal Farm Credit Bank, 1.193%, 03/20/18 (b)	$930,000	$927,643
Federal Home Loan Bank 1.128%, 01/17/18 (b)	20,000,000	19,990,133
1.331%, 03/16/18 (b)	2,000,000	1,994,573
1.079%, 01/05/18 (b)	2,000,000	1,999,764
1.159%, 01/26/18 (b)	4,500,000	4,496,447
1.228%, 01/05/18 (b)	961,000	960,871
		30,369,431
Federal Home Loan Mortgage Corporation (FHLMC) (2.2%)
Federal Home Loan Mortgage Corporation, 1.120%, 02/02/18 (b)	1,500,000	1,498,533
U.S. Treasury (51.8%)
U.S. Treasury Bill 1.379%, 03/22/18	1,500,000	1,495,483
1.118%, 02/22/18	6,700,000	6,689,388
U.S. Treasury Note
1.640%, 04/30/18 (3-Month U.S. Treasury Money Market Yield + 0.190%) (c)	5,000,000	5,004,111
1.624%, 07/31/18 (3-Month U.S. Treasury Money Market Yield + 0.174%) (c)	10,000,000	10,012,754
1.722%, 01/31/18 (3-Month U.S. Treasury Money Market Yield + 0.272%) (c)	11,500,000	11,503,118
		34,704,854
Total U.S. government obligations (cost: $66,572,818)		66,572,818
	Shares	Value(a)
Investment Companies (0.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	634,005	$634,005
Total investment companies (cost: $634,005)		634,005
Total short-term investments (cost: $67,206,823)		67,206,823
Total investments in securities (cost: $67,206,823) (d)		67,206,823
Liabilities in excess of cash and other assets (-0.3%)		(226,505)
Total net assets (100.0%)		$66,980,318

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Variable rate security.

(d)  Also represents the cost of investments for federal income tax purposes at December 31, 2017.

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.8%)
Consumer Discretionary (11.8%)
Auto Components (0.9%)
Cooper Tire & Rubber Co.	6,315	$223,235
Dana, Inc.	17,843	571,154
Delphi Technologies PLC (b) (c)	10,955	574,809
Gentex Corp.	34,968	732,580
		2,101,778
Automobiles (0.4%)
Thor Industries, Inc.	6,036	909,746
Distributors (0.3%)
Pool Corp.	4,947	641,379
Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc. (b)	7,472	314,197
Graham Holdings Co. – Class B	618	345,060
Service Corp. International/US	23,090	861,719
Sotheby's (b)	4,591	236,896
		1,757,872
Hotels, Restaurants & Leisure (2.5%)
Brinker International, Inc.	5,701	221,427
Buffalo Wild Wings, Inc. (b)	1,838	287,371
Churchill Downs, Inc.	1,556	362,081
Cracker Barrel Old Country Store, Inc.	2,955	469,520
Domino's Pizza, Inc.	5,386	1,017,738
Dunkin' Brands Group, Inc.	11,125	717,229
ILG, Inc.	12,987	369,870
International Speedway Corp. – Class A	3,012	120,028
Jack in the Box, Inc.	3,624	355,551
Papa John's International, Inc.	3,150	176,746
Six Flags Entertainment Corp.	9,597	638,872
Texas Roadhouse, Inc.	8,057	424,443
The Cheesecake Factory, Inc.	5,244	252,656
The Wendy's Co.	22,373	367,365
		5,780,897
Household Durables (2.1%)
CalAtlantic Group, Inc.	9,376	528,712
Helen of Troy, Ltd. (b)	3,358	323,543
KB Home	10,367	331,226
NVR, Inc. (b)	432	1,515,551
Tempur Sealy International, Inc. (b)	5,672	355,578
Toll Brothers, Inc.	18,127	870,458
TRI Pointe Group, Inc. (b)	18,528	332,022
Tupperware Brands Corp.	6,267	392,941
		4,650,031
Leisure Equipment & Products (0.7%)
Brunswick Corp.	10,800	596,376
Polaris Industries, Inc.	7,164	888,264
		1,484,640
Media (1.4%)
AMC Networks, Inc. – Class A (b)	6,205	335,566
Cable One, Inc.	628	441,704
	Shares	Value(a)
Cinemark Holdings, Inc.	13,054	$454,540
John Wiley & Sons, Inc. – Class A	5,489	360,902
Live Nation Entertainment, Inc. (b)	16,503	702,533
Meredith Corp.	4,872	321,796
TEGNA, Inc.	26,495	373,050
The New York Times Co. – Class A	15,505	286,842
		3,276,933
Multiline Retail (0.2%)
Big Lots, Inc.	5,228	293,552
Dillard's, Inc. – Class A	2,540	152,527
		446,079
Specialty Retail (1.8%)
Aaron's, Inc.	7,669	305,610
American Eagle Outfitters, Inc.	20,716	389,461
AutoNation, Inc. (b)	7,305	374,966
Bed Bath & Beyond, Inc.	17,643	387,969
Dick's Sporting Goods, Inc.	10,185	292,717
GameStop Corp. – Class A	12,477	223,962
Murphy USA, Inc. (b)	3,985	320,235
Office Depot, Inc.	63,570	225,038
Sally Beauty Holdings, Inc. (b)	15,819	296,764
The Michaels Cos., Inc. (b)	13,598	328,936
Urban Outfitters, Inc. (b)	9,866	345,902
Williams-Sonoma, Inc.	9,572	494,872
		3,986,432
Textiles, Apparel & Luxury Goods (0.7%)
Carter's, Inc.	5,828	684,732
Deckers Outdoor Corp. (b)	3,889	312,092
Skechers U.S.A., Inc. – Class A (b)	16,495	624,171
		1,620,995
Consumer Staples (3.7%)
Beverages (0.1%)
The Boston Beer Co., Inc. – Class A (b)	1,030	196,833
Food & Staples Retailing (0.5%)
Casey's General Stores, Inc.	4,709	527,126
Sprouts Farmers Market, Inc. (b)	15,243	371,167
United Natural Foods, Inc. (b)	6,259	308,381
		1,206,674
Food Products (2.5%)
Dean Foods Co.	11,217	129,668
Flowers Foods, Inc.	22,719	438,704
Ingredion, Inc.	8,851	1,237,370
Lamb Weston Holdings, Inc.	18,003	1,016,269
Lancaster Colony Corp.	2,357	304,548
Post Holdings, Inc. (b)	8,144	645,249
Sanderson Farms, Inc.	2,430	337,235
Snyder's-Lance, Inc.	10,563	528,995
The Hain Celestial Group, Inc. (b)	12,784	541,914
Tootsie Roll Industries, Inc.	2,322	84,521
TreeHouse Foods, Inc. (b)	7,047	348,545
		5,613,018

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Household Products (0.2%)
Energizer Holdings, Inc.	7,481	$358,938
Personal Products (0.4%)
Avon Products, Inc. (b) (c)	54,194	116,517
Edgewell Personal Care Co. (b)	6,899	409,732
Nu Skin Enterprises, Inc. – Class A	6,095	415,862
		942,111
Energy (3.9%)
Energy Equipment & Services (1.5%)
Core Laboratories NV (c)	5,433	595,185
Diamond Offshore Drilling, Inc. (b)	7,943	147,660
Dril-Quip, Inc. (b)	4,640	221,328
Ensco PLC — Class A (c)	53,704	317,391
Nabors Industries, Ltd.	39,118	267,176
Oceaneering International, Inc.	12,103	255,858
Patterson-UTI Energy, Inc.	27,398	630,428
Rowan Cos., PLC — Class A (b)	13,994	219,146
Superior Energy Services, Inc. (b)	18,855	181,574
Transocean, Ltd. (b) (c)	48,181	514,573
		3,350,319
Oil, Gas & Consumable Fuels (2.4%)
Callon Petroleum Co. (b)	24,860	302,049
CNX Resources Corp. (b)	25,507	373,167
Gulfport Energy Corp. (b)	20,295	258,964
HollyFrontier Corp.	21,835	1,118,389
Matador Resources Co. (b)	11,888	370,073
Murphy Oil Corp.	19,980	620,379
PBF Energy, Inc. – Class A	13,553	480,454
QEP Resources, Inc. (b)	29,675	283,990
SM Energy Co.	12,648	279,268
Southwestern Energy Co. (b)	63,115	352,182
World Fuel Services Corp.	8,328	234,350
WPX Energy, Inc. (b)	49,003	689,472
		5,362,737
Financial (16.7%)
Capital Markets (3.4%)
Eaton Vance Corp.	14,515	818,501
Factset Research Systems, Inc.	4,817	928,525
Federated Investors, Inc. – Class B	11,681	421,450
Interactive Brokers Group, Inc. Class A	4,800	284,208
Janus Henderson Group PLC (c)	22,216	849,984
Legg Mason, Inc.	10,531	442,091
MarketAxess Holdings, Inc.	4,629	933,901
MSCI, Inc.	11,092	1,403,582
SEI Investments Co.	16,098	1,156,802
Stifel Financial Corp.	8,433	502,270
		7,741,314
Commercial Banks (8.2%)
Associated Banc-Corp.	18,619	472,923
BancorpSouth Bank	10,347	325,413
Bank of Hawaii Corp.	5,232	448,382
Bank of the Ozarks, Inc.	14,956	724,618
	Shares	Value(a)
Cathay General Bancorp	9,357	$394,585
Chemical Financial Corp.	8,765	468,665
Commerce Bancshares, Inc.	11,566	645,862
Cullen/Frost Bankers, Inc.	7,079	670,027
East West Bancorp, Inc.	17,803	1,082,956
First Horizon National Corp.	39,979	799,180
FNB Corp.	39,812	550,202
Fulton Financial Corp.	21,569	386,085
Hancock Holding Co.	10,491	519,305
Home BancShares, Inc.	19,470	452,678
International Bancshares Corp.	6,673	264,918
MB Financial, Inc.	10,325	459,669
PacWest Bancorp	15,881	800,402
Pinnacle Financial Partners, Inc.	9,085	602,336
Prosperity Bancshares, Inc.	8,558	599,659
Signature Bank (b)	6,612	907,563
Sterling Bancorp	27,677	680,854
SVB Financial Group (b)	6,496	1,518,570
Synovus Financial Corp.	14,727	706,012
TCF Financial Corp.	21,176	434,108
Texas Capital Bancshares, Inc. (b)	6,112	543,357
Trustmark Corp.	8,343	265,808
UMB Financial Corp.	5,405	388,728
Umpqua Holdings Corp.	27,123	564,158
United Bankshares, Inc.	12,931	449,352
Valley National Bancorp	32,541	365,110
Webster Financial Corp.	11,340	636,854
Wintrust Financial Corp.	6,888	567,365
		18,695,704
Consumer Finance (0.3%)
SLM Corp. (b)	53,195	601,104
Insurance (4.3%)
Alleghany Corp. (b)	1,869	1,114,092
American Financial Group, Inc.	8,465	918,791
Aspen Insurance Holdings, Ltd. (c)	7,317	297,070
Brown & Brown, Inc.	14,251	733,356
CNO Financial Group, Inc.	20,663	510,169
First American Financial Corp.	13,637	764,217
Genworth Financial, Inc. – Class A (b)	61,479	191,200
Kemper Corp.	6,020	414,778
Mercury General Corp.	4,472	238,984
Old Republic International Corp.	30,218	646,061
Primerica, Inc.	5,450	553,448
Reinsurance Group of America, Inc.	7,932	1,236,837
RenaissanceRe Holdings, Ltd. (c)	4,930	619,159
The Hanover Insurance Group, Inc.	5,220	564,178
WR Berkley Corp.	11,851	849,124
		9,651,464
Thrifts & Mortgage Finance (0.5%)
New York Community Bancorp, Inc.	60,236	784,272
Washington Federal, Inc.	10,739	367,811
		1,152,083

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care (7.3%)
Biotechnology (0.7%)
Bioverativ, Inc. (b)	13,322	$718,322
United Therapeutics Corp. (b)	5,322	787,390
		1,505,712
Health Care Equipment & Supplies (3.0%)
ABIOMED, Inc. (b)	5,173	969,472
Globus Medical, Inc. (b)	8,928	366,941
Halyard Health, Inc. (b)	5,763	266,135
Hill-Rom Holdings, Inc.	8,107	683,339
LivaNova PLC (b) (c)	5,340	426,773
Masimo Corp. (b)	5,855	496,504
NuVasive, Inc. (b)	6,277	367,142
STERIS PLC (c)	10,475	916,248
Teleflex, Inc.	5,548	1,380,453
West Pharmaceutical Services, Inc.	9,145	902,337
		6,775,344
Health Care Providers & Services (1.6%)
Acadia Healthcare Co., Inc. (b)	10,060	328,258
Encompass Health Corp.	12,161	600,875
LifePoint Health, Inc. (b)	4,854	241,729
Mednax, Inc. (b)	11,535	616,430
Molina Healthcare, Inc. (b)	5,414	415,146
Owens & Minor, Inc.	7,544	142,431
Tenet Healthcare Corp. (b)	9,945	150,766
WellCare Health Plans, Inc. (b)	5,483	1,102,686
		3,598,321
Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc. (b)	22,254	323,796
Medidata Solutions, Inc. (b)	7,200	456,264
		780,060
Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc. – Class A (b)	2,427	579,252
Bio-Techne Corp.	4,614	597,744
Charles River Laboratories International, Inc. (b)	5,833	638,422
INC Research Holdings, Inc. – Class A (b)	6,940	302,584
		2,118,002
Pharmaceuticals (0.8%)
Akorn, Inc. (b)	11,553	372,353
Catalent, Inc. (b)	16,364	672,233
Endo International PLC (b) (c)	24,752	191,828
Mallinckrodt PLC (b) (c)	11,701	263,975
Prestige Brands Holdings, Inc. (b)	6,532	290,086
		1,790,475
Industrials (15.5%)
Aerospace & Defense (1.9%)
Curtiss-Wright Corp.	5,435	662,255
Esterline Technologies Corp. (b)	3,235	241,655
Huntington Ingalls Industries, Inc.	5,593	1,318,270
KLX, Inc. (b)	6,329	431,954
	Shares	Value(a)
Orbital ATK, Inc.	7,105	$934,307
Teledyne Technologies, Inc. (b)	4,364	790,539
		4,378,980
Airlines (0.4%)
JetBlue Airways Corp. (b)	39,494	882,296
Building Products (0.4%)
Lennox International, Inc.	4,630	964,244
Commercial Services & Supplies (1.8%)
Clean Harbors, Inc. (b)	6,381	345,850
Copart, Inc. (b)	24,769	1,069,773
Deluxe Corp.	5,927	455,431
Herman Miller, Inc.	7,362	294,848
HNI Corp.	5,348	206,272
MSA Safety, Inc.	4,169	323,181
Pitney Bowes, Inc.	22,999	257,129
Rollins, Inc.	11,813	549,659
The Brink's Co.	6,217	489,278
		3,991,421
Construction & Engineering (1.3%)
AECOM (b)	19,414	721,230
Dycom Industries, Inc. (b)	3,810	424,548
EMCOR Group, Inc.	7,244	592,197
Granite Construction, Inc.	4,873	309,094
KBR, Inc.	17,253	342,127
Valmont Industries, Inc.	2,784	461,727
		2,850,923
Electrical Equipment (1.1%)
Belden, Inc.	5,194	400,821
EnerSys	5,188	361,240
Hubbell, Inc.	6,737	911,786
Regal Beloit Corp.	5,456	417,930
Woodward, Inc.	6,788	519,553
		2,611,330
Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	7,635	867,718
Machinery (4.8%)
AGCO Corp.	8,122	580,154
Crane Co.	6,213	554,324
Donaldson Co., Inc.	16,000	783,200
Graco, Inc.	20,739	937,817
IDEX Corp.	9,410	1,241,838
ITT, Inc.	10,838	578,424
Kennametal, Inc.	9,982	483,229
Lincoln Electric Holdings, Inc.	7,613	697,198
Nordson Corp.	6,253	915,439
Oshkosh Corp.	9,258	841,459
Terex Corp.	9,840	474,485
The Timken Co.	8,412	413,450
The Toro Co.	13,273	865,798
Trinity Industries, Inc.	18,695	700,315
Wabtec Corp.	10,523	856,888
		10,924,018
Marine (0.2%)
Kirby Corp. (b)	6,617	442,015

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Professional Services (0.7%)
Dun & Bradstreet Corp.	4,551	$538,884
Manpowergroup, Inc.	8,162	1,029,310
		1,568,194
Road & Rail (1.8%)
Avis Budget Group, Inc. (b)	8,825	387,241
Genesee & Wyoming, Inc. – Class A (b)	7,596	598,033
Knight-Swift Transportation Holdings, Inc.	15,779	689,858
Landstar System, Inc.	5,163	537,468
Old Dominion Freight Line, Inc.	8,421	1,107,782
Ryder System, Inc.	6,521	548,873
Werner Enterprises, Inc.	5,524	213,503
		4,082,758
Trading Companies & Distributors (0.7%)
GATX Corp.	4,717	293,209
MSC Industrial Direct Co. – Class A	5,486	530,277
Now, Inc. (b)	13,261	146,269
Watsco, Inc.	3,758	639,010
		1,608,765
Information Technology (16.7%)
Communications Equipment (1.0%)
ARRIS International PLC (b) (c)	21,741	558,526
Ciena Corp. (b)	17,574	367,824
InterDigital, Inc.	4,275	325,541
NetScout Systems, Inc. (b)	10,733	326,820
Plantronics, Inc.	4,072	205,147
ViaSat, Inc. (b)	6,670	499,250
		2,283,108
Computers & Peripherals (0.3%)
3D Systems Corp. (b)	14,024	121,167
Diebold Nixdorf, Inc.	9,303	152,104
NCR Corp. (b)	15,002	509,918
		783,189
Electronic Equipment, Instruments & Components (4.4%)
Arrow Electronics, Inc. (b)	10,835	871,242
Avnet, Inc.	14,894	590,100
Cognex Corp.	21,329	1,304,482
Coherent, Inc. (b)	3,034	856,255
IPG Photonics Corp. (b)	4,622	989,709
Jabil , Inc.	21,757	571,121
Keysight Technologies, Inc. (b)	22,831	949,770
Knowles Corp. (b)	11,013	161,451
Littelfuse, Inc.	2,797	553,303
National Instruments Corp.	13,205	549,724
SYNNEX Corp.	3,593	488,468
Tech Data Corp. (b)	4,275	418,822
Trimble, Inc. (b)	31,009	1,260,206
Vishay Intertechnology, Inc.	16,243	337,042
		9,901,695
	Shares	Value(a)
Internet Software & Services (0.6%)
Cars.com, Inc. (b)	8,815	$254,224
j2 Global, Inc.	5,962	447,329
LogMeIn, Inc.	6,488	742,876
		1,444,429
IT Services (3.4%)
Acxiom Corp. (b)	9,757	268,903
Broadridge Financial Solutions, Inc.	14,355	1,300,276
Convergys Corp.	11,382	267,477
CoreLogic, Inc. (b)	10,146	468,847
DST Systems, Inc.	7,417	460,373
Jack Henry & Associates, Inc.	9,512	1,112,524
Leidos Holdings, Inc.	17,515	1,130,944
MAXIMUS, Inc.	8,022	574,215
Sabre Corp.	25,689	526,624
Science Applications International Corp.	5,325	407,735
Teradata Corp. (b)	14,903	573,169
WEX, Inc. (b)	4,915	694,145
		7,785,232
Office Electronics (0.3%)
Zebra Technologies Corp. – Class A (b)	6,551	679,994
Semiconductors & Semiconductor Equipment (3.0%)
Cirrus Logic, Inc. (b)	7,841	406,634
Cree, Inc. (b)	12,087	448,911
Cypress Semiconductor Corp.	41,097	626,318
First Solar, Inc. (b)	10,033	677,428
Integrated Device Technology, Inc. (b)	16,361	486,413
Microsemi Corp. (b)	14,478	747,789
MKS Instruments, Inc.	6,650	628,425
Monolithic Power Systems, Inc.	4,704	528,542
Silicon Laboratories, Inc. (b)	5,242	462,869
Synaptics, Inc. (b)	4,130	164,952
Teradyne, Inc.	24,160	1,011,579
Versum Materials, Inc.	13,400	507,190
		6,697,050
Software (3.6%)
ACI Worldwide, Inc. (b)	14,605	331,095
Blackbaud, Inc.	5,923	559,664
CDK Global, Inc.	16,177	1,153,097
CommVault Systems, Inc. (b)	5,267	276,517
Fair Isaac Corp.	3,693	565,768
Fortinet, Inc. (b)	18,420	804,770
Manhattan Associates, Inc. (b)	8,489	420,545
PTC, Inc. (b)	14,239	865,304
Take-Two Interactive Software, Inc. (b)	14,047	1,542,080
The Ultimate Software Group, Inc. (b)	3,483	760,095
Tyler Technologies, Inc. (b)	4,291	759,721
		8,038,656
Technology Hardware & Equipment (0.1%)
VeriFone Systems, Inc. (b)	13,819	244,735

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Materials (6.9%)
Chemicals (2.8%)
Ashland Global Holdings, Inc.	7,654	$544,965
Cabot Corp.	7,630	469,932
Minerals Technologies, Inc.	4,286	295,091
NewMarket Corp.	1,105	439,116
Olin Corp.	20,478	728,607
PolyOne Corp.	9,952	432,912
RPM International, Inc.	16,447	862,152
Sensient Technologies Corp.	5,354	391,645
The Chemours Co.	22,806	1,141,668
The Scotts Miracle-Gro Co. – Class A	5,036	538,802
Valvoline, Inc.	24,957	625,422
		6,470,312
Construction Materials (0.3%)
Eagle Materials, Inc.	5,989	678,554
Containers & Packaging (1.2%)
Aptargroup, Inc.	7,672	661,940
Bemis Co., Inc.	11,184	534,483
Greif, Inc. – Class A	3,105	188,101
Owens-Illinois, Inc. (b)	20,075	445,063
Silgan Holdings, Inc.	9,108	267,684
Sonoco Products Co.	12,242	650,540
		2,747,811
Metals & Mining (2.2%)
Allegheny Technologies, Inc. (b)	15,502	374,218
Carpenter Technology Corp.	5,766	294,008
Commercial Metals Co.	14,268	304,194
Compass Minerals International, Inc.	4,127	298,176
Reliance Steel & Aluminum Co.	8,980	770,394
Royal Gold, Inc.	8,061	661,969
Steel Dynamics, Inc.	29,185	1,258,749
United States Steel Corp.	21,512	757,007
Worthington Industries, Inc.	5,506	242,595
		4,961,310
Paper & Forest Products (0.4%)
Domtar Corp.	7,722	382,393
Louisiana-Pacific Corp. (b)	17,844	468,584
		850,977
Real Estate (8.8%)
Diversified REITs (0.1%)
Alexander & Baldwin, Inc.	5,693	157,924
Health Care REITs (1.1%)
Healthcare Realty Trust, Inc.	15,382	494,070
Medical Properties Trust, Inc.	44,853	618,074
Omega Healthcare Investors, Inc.	24,396	671,866
Quality Care Properties, Inc. (b)	11,554	159,561
Senior Housing Properties Trust	29,268	560,482
		2,504,053
Hotels & Resort REITs (0.4%)
Hospitality Properties Trust	20,242	604,224
LaSalle Hotel Properties	13,945	391,436
		995,660
	Shares	Value(a)
Industrial REITs (0.8%)
DCT Industrial Trust, Inc.	11,471	$674,265
First Industrial Realty Trust, Inc.	14,761	464,529
Liberty Property Trust	18,157	780,932
		1,919,726
Office REITs (1.7%)
Corporate Office Properties Trust	12,268	358,226
Cousins Properties, Inc.	51,730	478,502
Douglas Emmett, Inc.	19,627	805,885
Highwoods Properties, Inc.	12,717	647,422
JBG SMITH Properties	11,501	399,430
Kilroy Realty Corp.	12,117	904,534
Mack-Cali Realty Corp.	11,066	238,583
		3,832,582
Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.	5,587	832,072
Residential REITs (0.9%)
American Campus Communities, Inc.	16,803	689,427
Camden Property Trust	11,413	1,050,681
Education Realty Trust, Inc.	9,238	322,591
		2,062,699
Retail REITs (1.1%)
National Retail Properties, Inc.	18,728	807,739
Tanger Factory Outlet Centers, Inc.	11,643	308,656
Taubman Centers, Inc.	7,478	489,285
Urban Edge Properties	13,037	332,313
Washington Prime Group, Inc.	22,880	162,905
Weingarten Realty Investors	14,710	483,518
		2,584,416
Specialized REITs (2.3%)
CoreCivic, Inc.	14,559	327,578
CoreSite Realty Corp.	4,211	479,633
CyrusOne, Inc.	11,244	669,355
EPR Properties	7,893	516,676
Lamar Advertising Co. – Class A	10,347	768,161
Life Storage, Inc.	5,731	510,460
Potlatch Corp.	4,991	249,051
Rayonier, Inc.	15,880	502,285
Sabra Health Care REIT, Inc.	21,952	412,039
The GEO Group, Inc.	15,277	360,537
Uniti Group, Inc.	20,313	361,368
		5,157,143
Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	11,299	314,112
Utilities (5.4%)
Electric Utilities (1.4%)
Great Plains Energy, Inc.	26,562	856,359
Hawaiian Electric Industries, Inc.	13,399	484,374
IDACORP, Inc.	6,206	566,980

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
PNM Resources, Inc.	9,810	$396,815
Westar Energy, Inc.	17,495	923,736
		3,228,264
Gas Utilities (2.3%)
Atmos Energy Corp.	13,649	1,172,312
Energen Corp. (b)	11,971	689,170
National Fuel Gas Co.	10,541	578,806
New Jersey Resources Corp.	10,699	430,100
ONE GAS, Inc.	6,437	471,575
Southwest Gas Holdings, Inc.	5,879	473,142
UGI Corp.	21,327	1,001,303
WGL Holdings, Inc.	6,325	542,938
		5,359,346
Multi-Utilities (1.3%)
Black Hills Corp.	6,587	395,945
MDU Resources Group, Inc.	24,055	646,598
NorthWestern Corp.	5,985	357,305
OGE Energy Corp.	24,597	809,487
Vectren Corp.	10,223	664,699
		2,874,034
Water Utilities (0.4%)
Aqua America, Inc.	21,886	858,588
Total common stocks (cost: $147,953,976)		219,517,328
Short-Term Securities (3.2%)
Investment Companies (3.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	7,169,663	7,169,663
Total short-term securities (cost: $7,169,663)		7,169,663
Total investments in securities (cost: $155,123,639) (d)		226,686,991
Cash and other assets in excess of liabilities (0.0%)		26,501
Total net assets (100.0%)		$226,713,492

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 2.8% of net assets in foreign securities at December 31, 2017.

(d)  At December 31, 2017 the cost of investments for federal income tax purposes was $155,618,618. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$80,364,369
Gross unrealized depreciation	(9,280,024)
Net unrealized appreciation	$71,084,345

Holdings of Open Futures Contracts

On December 31, 2017, cash in the amount of $222,000 has been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 400® E-Mini Index Future	March 2018	37	Long	7,022,907	$7,038,880	$15,973

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.2%)
Consumer Discretionary (11.9%)
Auto Components (0.2%)
Aptiv PLC (b)	9,987	$847,197
BorgWarner, Inc.	7,417	378,935
Delphi Technologies PLC (b) (c)	1	53
The Goodyear Tire & Rubber Co.	9,295	300,321
		1,526,506
Automobiles (0.5%)
Ford Motor Co.	147,220	1,838,778
General Motors Co.	48,238	1,977,276
Harley-Davidson, Inc.	6,316	321,358
		4,137,412
Distributors (0.1%)
Genuine Parts Co.	5,545	526,830
LKQ Corp. (c)	11,661	474,253
		1,001,083
Diversified Consumer Services (0.0%)
H&R Block, Inc.	7,863	206,168
Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	15,340	1,018,116
Chipotle Mexican Grill, Inc. (c)	944	272,844
Darden Restaurants, Inc.	4,658	447,261
Marriott International, Inc. – Class A	11,556	1,568,496
McDonald's Corp.	30,082	5,177,714
MGM Resorts International	19,226	641,956
Norwegian Cruise Line Holdings, Ltd. (c)	6,690	356,243
Royal Caribbean Cruises, Ltd.	6,472	771,980
Starbucks Corp.	53,689	3,083,359
Wyndham Worldwide Corp.	3,835	444,361
Wynn Resorts, Ltd.	3,042	512,851
Yum! Brands, Inc.	12,716	1,037,753
		15,332,934
Household Durables (0.4%)
DR Horton, Inc.	12,811	654,258
Garmin, Ltd. (b)	4,173	248,586
Leggett & Platt, Inc.	4,896	233,686
Lennar Corp. – Class A	7,716	487,960
Mohawk Industries, Inc. (c)	2,380	656,642
Newell Brands, Inc.	18,434	569,610
PulteGroup, Inc.	10,205	339,316
Whirlpool Corp.	2,728	460,050
		3,650,108
Internet & Catalog Retail (2.8%)
Amazon.com, Inc. (c)	15,122	17,684,725
Expedia, Inc.	4,657	557,769
Netflix, Inc. (c)	16,329	3,134,515
The Priceline Group, Inc. (c)	1,876	3,260,000
TripAdvisor, Inc. (c)	4,030	138,874
		24,775,883
	Shares	Value(a)
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	4,299	$390,736
Mattel, Inc.	12,890	198,248
		588,984
Media (2.7%)
CBS Corp. – Class B	13,593	801,987
Charter Communications, Inc. – Class A (c)	7,318	2,458,555
Comcast Corp. – Class A	176,007	7,049,080
Discovery Communications, Inc. – Class A (c)	5,811	130,050
Discovery Communications, Inc. – Class C (c)	7,644	161,824
DISH Network Corp. – Class A (c)	8,600	410,650
News Corp. – Class A	14,452	234,267
News Corp. – Class B	4,580	76,028
Omnicom Group, Inc.	8,671	631,509
Scripps Networks Interactive, Inc. – Class A	3,542	302,416
The Interpublic Group of Cos., Inc.	14,664	295,626
The Walt Disney Co.	56,991	6,127,102
Time Warner, Inc.	29,380	2,687,389
Twenty-First Century Fox, Inc. – Class A	39,772	1,373,327
Twenty-First Century Fox, Inc. – Class B	16,519	563,628
Viacom, Inc. – Class B	13,313	410,174
		23,713,612
Multiline Retail (0.5%)
Dollar General Corp.	9,799	911,405
Dollar Tree, Inc. (c)	8,902	955,274
Kohl's Corp.	6,341	343,872
Macy's, Inc.	11,494	289,534
Nordstrom, Inc.	4,377	207,382
Target Corp.	20,444	1,333,971
		4,041,438
Specialty Retail (2.2%)
Advance Auto Parts, Inc.	2,753	274,447
AutoZone, Inc. (c)	1,055	750,495
Best Buy Co., Inc.	9,596	657,038
CarMax, Inc. (c)	6,868	440,445
Foot Locker, Inc.	4,580	214,710
L Brands, Inc.	9,286	559,203
Lowe's Cos., Inc.	31,426	2,920,732
O'Reilly Automotive, Inc. (c)	3,209	771,893
Ross Stores, Inc.	14,538	1,166,675
Signet Jewelers, Ltd.	2,274	128,595
The Gap, Inc.	8,188	278,883
The Home Depot, Inc.	44,065	8,351,639
The TJX Cos., Inc.	23,933	1,829,917
Tiffany & Co.	3,840	399,168
Tractor Supply Co.	4,730	353,568
Ulta Salon Cosmetics & Fragrance, Inc. (c)	2,218	496,078
		19,593,486
See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	13,658	$285,589
Michael Kors Holdings, Ltd. (b) (c)	5,702	358,941
NIKE, Inc. – Class B	49,581	3,101,291
PVH Corp.	2,890	396,537
Ralph Lauren Corp.	2,033	210,802
Tapestry, Inc.	10,730	474,588
Under Armour, Inc. – Class A (c)	6,953	100,332
Under Armour, Inc. – Class C (c)	6,901	91,921
VF Corp.	12,288	909,312
		5,929,313
Consumer Staples (8.1%)
Beverages (2.0%)
Brown-Forman Corp. – Class B	7,365	505,755
Constellation Brands, Inc. – Class A	6,552	1,497,591
Dr Pepper Snapple Group, Inc.	6,835	663,405
Molson Coors Brewing Co. – Class B	6,920	567,924
Monster Beverage Corp. (c)	15,501	981,058
PepsiCo, Inc.	53,632	6,431,550
The Coca-Cola Co.	144,697	6,638,698
		17,285,981
Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	16,456	3,062,791
CVS Health Corp.	38,137	2,764,933
Sysco Corp.	18,088	1,098,484
The Kroger Co.	33,565	921,359
Wal-Mart Stores, Inc.	55,233	5,454,259
Walgreens Boots Alliance, Inc.	32,668	2,372,350
		15,674,176
Food Products (1.2%)
Archer-Daniels-Midland Co.	21,059	844,045
Campbell Soup Co.	7,195	346,152
Conagra Brands, Inc.	15,414	580,645
General Mills, Inc.	21,446	1,271,533
Hormel Foods Corp.	10,112	367,976
Kellogg Co.	9,347	635,409
McCormick & Co., Inc.	4,473	455,843
Mondelez International, Inc. – Class A	56,070	2,399,796
The Hershey Co.	5,280	599,333
The JM Smucker Co.	4,272	530,753
The Kraft Heinz Co.	22,529	1,751,855
Tyson Foods, Inc. – Class A	11,229	910,335
		10,693,675
Household Products (1.6%)
Church & Dwight Co., Inc.	9,430	473,103
Clorox Co.	4,833	718,860
Colgate-Palmolive Co.	33,132	2,499,809
Kimberly-Clark Corp.	13,289	1,603,451
The Procter & Gamble Co.	96,152	8,834,446
		14,129,669
	Shares	Value(a)
Personal Care (0.1%)
The Estee Lauder Cos., Inc. – Class A	8,434	$1,073,142
Personal Products (0.0%)
Coty, Inc. – Class A	17,817	354,380
Tobacco (1.3%)
Altria Group, Inc.	72,005	5,141,877
Philip Morris International, Inc.	58,607	6,191,830
		11,333,707
Energy (5.9%)
Energy Equipment & Services (0.8%)
Baker Hughes a GE Co.	16,157	511,207
Halliburton Co.	32,925	1,609,045
Helmerich & Payne, Inc.	4,036	260,887
National Oilwell Varco, Inc.	14,266	513,861
Schlumberger, Ltd.	52,264	3,522,071
TechnipFMC PLC (b)	16,519	517,210
		6,934,281
Oil, Gas & Consumable Fuels (5.1%)
Anadarko Petroleum Corp.	20,646	1,107,452
Andeavor	5,430	620,866
Apache Corp.	14,305	603,957
Cabot Oil & Gas Corp.	17,396	497,526
Chesapeake Energy Corp. (c)	34,289	135,784
Chevron Corp.	71,672	8,972,618
Cimarex Energy Co.	3,540	431,915
Concho Resources, Inc. (c)	5,628	845,438
ConocoPhillips	45,112	2,476,198
Devon Energy Corp.	19,830	820,962
EOG Resources, Inc.	21,819	2,354,488
EQT Corp.	9,238	525,827
Exxon Mobil Corp.	159,892	13,373,367
Hess Corp.	10,106	479,732
Kinder Morgan, Inc.	72,472	1,309,569
Marathon Oil Corp.	32,061	542,793
Marathon Petroleum Corp.	18,430	1,216,011
Newfield Exploration Co. (c)	7,444	234,709
Noble Energy, Inc.	18,301	533,291
Occidental Petroleum Corp.	28,876	2,127,006
Phillips 66	16,162	1,634,786
Pioneer Natural Resources Co.	6,415	1,108,833
Range Resources Corp.	8,493	144,891
The Williams Cos., Inc.	31,197	951,197
Valero Energy Corp.	16,512	1,517,618
		44,566,834
Financial (14.5%)
Capital Markets (3.0%)
Affiliated Managers Group, Inc.	2,069	424,662
Ameriprise Financial, Inc.	5,640	955,811
BlackRock, Inc.	4,715	2,422,143
CBOE Global Markets, Inc.	4,242	528,511
CME Group, Inc.	12,864	1,878,787
E*Trade Financial Corp. (c)	10,151	503,185
Franklin Resources, Inc.	12,276	531,919
Intercontinental Exchange, Inc.	22,035	1,554,790
Invesco, Ltd.	15,303	559,172
Moody's Corp.	6,240	921,086
Morgan Stanley	52,529	2,756,197

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Nasdaq, Inc.	4,304	$330,676
Northern Trust Corp.	8,058	804,914
Raymond James Financial, Inc.	4,851	433,194
S&P Global, Inc.	9,606	1,627,256
State Street Corp.	13,966	1,363,221
T Rowe Price Group, Inc.	9,143	959,375
The Bank of New York Mellon Corp.	38,641	2,081,204
The Charles Schwab Corp.	45,021	2,312,729
The Goldman Sachs Group, Inc.	13,237	3,372,258
		26,321,090
Commercial Banks (6.5%)
Bank of America Corp.	366,045	10,805,648
BB&T Corp.	29,769	1,480,115
Citigroup, Inc.	99,771	7,423,960
Citizens Financial Group, Inc.	18,565	779,359
Comerica, Inc.	6,571	570,428
Fifth Third Bancorp	26,624	807,772
Huntington Bancshares, Inc.	40,789	593,888
JPMorgan Chase & Co.	130,929	14,001,547
KeyCorp	40,580	818,499
M&T Bank Corp.	5,690	972,933
People's United Financial, Inc.	13,065	244,315
Regions Financial Corp.	43,771	756,363
SunTrust Banks, Inc.	17,952	1,159,520
The PNC Financial Services Group, Inc.	17,925	2,586,398
US Bancorp	59,489	3,187,421
Wells Fargo & Co.	167,234	10,146,087
Zions Bancorporation	7,457	379,039
		56,713,292
Consumer Finance (0.8%)
American Express Co.	27,185	2,699,742
Capital One Financial Corp.	18,291	1,821,418
Discover Financial Services	13,712	1,054,727
Navient Corp.	9,924	132,188
Synchrony Financial	27,759	1,071,775
		6,779,850
Diversified Financial Services (0.0%)
Leucadia National Corp.	11,810	312,847
Insurance (4.2%)
Aflac, Inc.	14,766	1,296,159
American International Group, Inc.	33,881	2,018,630
Aon PLC (b)	9,430	1,263,620
Arthur J Gallagher & Co.	6,775	428,722
Assurant, Inc.	2,040	205,714
Berkshire Hathaway, Inc. – Class B (c)	72,617	14,394,142
Brighthouse Financial, Inc. (c)	3,604	211,339
Chubb, Ltd. (b)	17,506	2,558,152
Cincinnati Financial Corp.	5,564	417,133
Everest Re Group, Ltd. (b)	1,552	343,395
Hartford Financial Services Group, Inc.	13,460	757,529
Lincoln National Corp.	8,232	632,794
Loews Corp.	10,354	518,011
Marsh & McLennan Cos., Inc.	19,178	1,560,897
MetLife, Inc.	39,708	2,007,636
Principal Financial Group, Inc.	10,094	712,233
	Shares	Value(a)
Prudential Financial, Inc.	15,961	$1,835,196
The Allstate Corp.	13,492	1,412,747
The Progressive Corp.	21,946	1,235,999
The Travelers Cos., Inc.	10,280	1,394,379
Torchmark Corp.	3,994	362,296
Unum Group	8,388	460,417
Willis Towers Watson PLC (b)	4,951	746,066
XL Group, Ltd. (b)	9,602	337,606
		37,110,812
Health Care (13.5%)
Biotechnology (2.7%)
AbbVie, Inc.	60,153	5,817,397
Alexion Pharmaceuticals, Inc. (c)	8,437	1,008,981
Amgen, Inc.	27,447	4,773,033
Biogen, Inc. (c)	8,053	2,565,444
Celgene Corp. (c)	29,709	3,100,431
Gilead Sciences, Inc.	49,291	3,531,207
Incyte Corp. (c)	6,609	625,938
Regeneron Pharmaceuticals, Inc. (c)	2,985	1,122,241
Vertex Pharmaceuticals, Inc. (c)	9,500	1,423,670
		23,968,342
Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	65,681	3,748,415
Align Technology, Inc. (c)	2,714	603,024
Baxter International, Inc.	18,855	1,218,787
Becton Dickinson and Co.	10,068	2,155,078
Boston Scientific Corp. (c)	51,817	1,284,543
Danaher Corp.	23,098	2,143,956
Dentsply Sirona, Inc.	8,667	570,549
Edwards Lifesciences Corp. (c)	7,927	893,452
Hologic, Inc. (c)	10,394	444,344
IDEXX Laboratories, Inc. (c)	3,283	513,396
Intuitive Surgical, Inc. (c)	4,209	1,536,033
Medtronic PLC (b)	51,077	4,124,468
ResMed, Inc.	5,360	453,938
Stryker Corp.	12,100	1,873,564
The Cooper Cos., Inc.	1,840	400,899
Varian Medical Systems, Inc. (c)	3,427	380,911
Zimmer Biomet Holdings, Inc.	7,629	920,591
		23,265,948
Health Care Providers & Services (2.7%)
Aetna, Inc.	12,305	2,219,699
AmerisourceBergen Corp.	6,099	560,010
Anthem, Inc.	9,689	2,180,122
Cardinal Health, Inc.	11,849	725,988
Centene Corp. (c)	6,525	658,242
Cigna Corp.	9,304	1,889,549
DaVita, Inc. (c)	5,653	408,429
Envision Healthcare Corp. (c)	4,544	157,041
Express Scripts Holding Co. (c)	21,371	1,595,132
HCA Healthcare, Inc. (c)	10,688	938,834
Henry Schein, Inc. (c)	5,908	412,851
Humana, Inc.	5,453	1,352,726
Laboratory Corp. of America Holdings (c)	3,889	620,334
McKesson Corp.	7,834	1,221,712
Patterson Cos., Inc.	3,027	109,366
Quest Diagnostics, Inc.	5,167	508,898

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
UnitedHealth Group, Inc.	36,568	$8,061,781
Universal Health Services, Inc. – Class B	3,314	375,642
		23,996,356
Health Care Technology (0.1%)
Cerner Corp. (c)	11,848	798,437
Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	12,144	813,284
Illumina, Inc. (c)	5,482	1,197,762
IQVIA Holdings, Inc. (c)	5,494	537,863
Mettler-Toledo International, Inc. (c)	1,002	620,759
PerkinElmer, Inc.	4,091	299,134
Thermo Fisher Scientific, Inc.	15,154	2,877,441
Waters Corp. (c)	2,982	576,093
		6,922,336
Pharmaceuticals (4.5%)
Allergan PLC	12,575	2,057,018
Bristol-Myers Squibb Co.	61,685	3,780,057
Eli Lilly & Co.	36,560	3,087,857
Johnson & Johnson	101,375	14,164,115
Merck & Co., Inc.	103,210	5,807,627
Mylan NV (c)	20,171	853,435
Perrigo Co. PLC (b)	4,889	426,125
Pfizer, Inc.	224,926	8,146,820
Zoetis, Inc.	18,323	1,319,989
		39,643,043
Industrials (10.1%)
Aerospace & Defense (2.4%)
Arconic, Inc.	15,898	433,220
General Dynamics Corp.	10,476	2,131,342
L3 Technologies, Inc.	2,935	580,690
Lockheed Martin Corp.	9,405	3,019,475
Northrop Grumman Corp.	6,624	2,032,972
Raytheon Co.	10,898	2,047,189
Rockwell Collins, Inc.	6,151	834,199
The Boeing Co.	21,126	6,230,269
TransDigm Group, Inc.	1,894	520,130
United Technologies Corp.	28,042	3,577,318
		21,406,804
Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	5,277	470,128
Expeditors International of Washington, Inc.	6,655	430,512
FedEx Corp.	9,339	2,330,454
United Parcel Service, Inc. – Class B	25,908	3,086,938
		6,318,032
Airlines (0.5%)
Alaska Air Group, Inc.	4,600	338,146
American Airlines Group, Inc.	16,069	836,070
Delta Air Lines, Inc.	24,751	1,386,056
Southwest Airlines Co.	20,600	1,348,270
United Continental Holdings, Inc. (c)	9,502	640,435
		4,548,977
	Shares	Value(a)
Building Products (0.3%)
Allegion PLC (b)	3,591	$285,700
AO Smith Corp.	5,460	334,589
Fortune Brands Home & Security, Inc.	5,811	397,705
Johnson Controls International PLC (b)	34,921	1,330,839
Masco Corp.	11,851	520,733
		2,869,566
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,311	380,302
Cintas Corp.	3,274	510,187
Republic Services, Inc.	8,571	579,485
Stericycle, Inc. (c)	3,182	216,344
Waste Management, Inc.	15,074	1,300,886
		2,987,204
Construction & Engineering (0.1%)
Fluor Corp.	5,202	268,683
Jacobs Engineering Group, Inc.	4,492	296,293
Quanta Services, Inc. (c)	5,838	228,324
		793,300
Electrical Equipment (0.6%)
Acuity Brands, Inc.	1,580	278,080
AMETEK, Inc.	8,721	632,011
Eaton Corp. PLC (b)	16,626	1,313,620
Emerson Electric Co.	24,218	1,687,753
Rockwell Automation, Inc.	4,843	950,923
		4,862,387
Industrial Conglomerates (1.9%)
3M Co.	22,547	5,306,887
General Electric Co.	327,239	5,710,321
Honeywell International, Inc.	28,775	4,412,934
Roper Technologies, Inc.	3,874	1,003,366
Textron, Inc.	9,847	557,242
		16,990,750
Machinery (1.7%)
Caterpillar, Inc.	22,450	3,537,671
Cummins, Inc.	5,868	1,036,524
Deere & Co.	12,031	1,882,972
Dover Corp.	5,902	596,043
Flowserve Corp.	4,929	207,659
Fortive Corp.	11,472	829,999
Illinois Tool Works, Inc.	11,632	1,940,799
Ingersoll-Rand PLC (b)	9,428	840,883
PACCAR, Inc.	13,267	943,018
Parker Hannifin Corp.	5,091	1,016,062
Pentair PLC (b)	6,201	437,915
Snap-On, Inc.	2,143	373,525
Stanley Black & Decker, Inc.	5,835	990,141
Xylem, Inc.	6,716	458,031
		15,091,242
Professional Services (0.3%)
Equifax, Inc.	4,536	534,885
IHS Markit, Ltd. (b) (c)	13,664	616,929
Nielsen Holdings PLC (b)	12,604	458,786
Robert Half International, Inc.	4,668	259,261

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
United Rentals, Inc. (c)	3,175	$545,814
Verisk Analytics, Inc. (c)	5,846	561,216
		2,976,891
Road & Rail (0.9%)
CSX Corp.	33,724	1,855,157
JB Hunt Transport Services, Inc.	3,190	366,786
Kansas City Southern	3,886	408,885
Norfolk Southern Corp.	10,840	1,570,716
Union Pacific Corp.	29,704	3,983,307
		8,184,851
Trading Companies & Distributors (0.1%)
Fastenal Co.	10,772	589,121
WW Grainger, Inc.	1,974	466,357
		1,055,478
Information Technology (23.4%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	186,546	7,144,712
F5 Networks, Inc. (c)	2,360	309,679
Harris Corp.	4,505	638,133
Juniper Networks, Inc.	14,147	403,190
Motorola Solutions, Inc.	6,106	551,616
		9,047,330
Computers & Peripherals (3.9%)
Apple, Inc. (d)	193,742	32,786,959
NetApp, Inc.	10,179	563,102
Western Digital Corp.	11,161	887,634
		34,237,695
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. – Class A	11,447	1,005,046
Corning, Inc.	32,793	1,049,048
FLIR Systems, Inc.	5,229	243,776
Seagate Technology PLC (b)	10,826	452,960
TE Connectivity, Ltd. (b)	13,292	1,263,272
		4,014,102
Internet Software & Services (4.8%)
Akamai Technologies, Inc. (c)	6,362	413,785
Alphabet, Inc. – Class A (c)	11,250	11,850,750
Alphabet, Inc. – Class C (c)	11,396	11,924,774
eBay, Inc. (c)	36,657	1,383,435
Facebook, Inc. – Class A (c)	89,990	15,879,635
VeriSign, Inc. (c)	3,174	363,233
		41,815,612
IT Services (4.0%)
Accenture PLC – Class A (b)	23,345	3,573,886
Alliance Data Systems Corp.	1,816	460,320
Automatic Data Processing, Inc.	16,715	1,958,831
Cognizant Technology Solutions Corp. – Class A	22,253	1,580,408
CSRA, Inc.	6,149	183,978
DXC Technology Co.	10,698	1,015,240
Fidelity National Information Services, Inc.	12,598	1,185,346
Fiserv, Inc. (c)	7,893	1,035,009
Gartner, Inc. – Class A (c)	3,410	419,942
	Shares	Value(a)
Global Payments, Inc.	6,005	$601,941
International Business Machines Corp.	32,489	4,984,462
Mastercard, Inc. – Class A	35,023	5,301,081
Paychex, Inc.	12,067	821,521
PayPal Holdings, Inc. (c)	42,632	3,138,568
The Western Union Co.	17,331	329,462
Total System Services, Inc.	6,238	493,364
Visa, Inc. – Class A	68,431	7,802,503
		34,885,862
Office Electronics (0.0%)
Xerox Corp.	7,998	233,142
Semiconductors & Semiconductor Equipment (3.8%)
Advanced Micro Devices, Inc. (c)	30,945	318,115
Analog Devices, Inc.	13,910	1,238,407
Applied Materials, Inc.	40,243	2,057,222
Broadcom, Ltd.	15,413	3,959,600
Intel Corp.	176,598	8,151,764
KLA-Tencor Corp.	5,939	624,011
Lam Research Corp.	6,162	1,134,239
Microchip Technology, Inc.	8,754	769,302
Micron Technology, Inc. (c)	43,517	1,789,419
NVIDIA Corp.	22,867	4,424,764
Qorvo, Inc. (c)	4,737	315,484
QUALCOMM, Inc.	55,573	3,557,783
Skyworks Solutions, Inc.	6,957	660,567
Texas Instruments, Inc.	37,140	3,878,902
Xilinx, Inc.	9,469	638,400
		33,517,979
Software (5.2%)
Activision Blizzard, Inc.	28,531	1,806,583
Adobe Systems, Inc. (c)	18,659	3,269,803
ANSYS, Inc. (c)	3,230	476,716
Autodesk, Inc. (c)	8,245	864,323
CA, Inc.	11,791	392,405
Cadence Design Systems, Inc. (c)	10,654	445,550
Citrix Systems, Inc. (c)	5,414	476,432
Electronic Arts, Inc. (c)	11,594	1,218,066
Intuit, Inc.	9,168	1,446,527
Microsoft Corp.	291,108	24,901,378
Oracle Corp.	114,964	5,435,498
Red Hat, Inc. (c)	6,644	797,944
Salesforce.com, Inc. (c)	25,893	2,647,041
Symantec Corp.	23,394	656,436
Synopsys, Inc. (c)	5,679	484,078
		45,318,780
Technology Hardware Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.	60,187	864,286
HP, Inc.	63,026	1,324,176
		2,188,462
Materials (2.9%)
Chemicals (2.2%)
Air Products & Chemicals, Inc.	8,190	1,343,815
Albemarle Corp.	4,150	530,744
CF Industries Holdings, Inc.	8,743	371,927
DowDuPont, Inc.	88,299	6,288,655

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Eastman Chemical Co.	5,364	$496,921
Ecolab, Inc.	9,851	1,321,807
FMC Corp.	5,003	473,584
International Flavors & Fragrances, Inc.	3,004	458,440
LyondellBasell Industries NV – Class A	12,208	1,346,787
Monsanto Co.	16,578	1,935,979
PPG Industries, Inc.	9,553	1,115,981
Praxair, Inc.	10,765	1,665,130
The Mosaic Co.	13,184	338,301
The Sherwin-Williams Co.	3,116	1,277,685
		18,965,756
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,422	535,359
Vulcan Materials Co.	4,992	640,823
		1,176,182
Containers & Packaging (0.3%)
Ball Corp.	13,170	498,485
International Paper Co.	15,580	902,705
Packaging Corp. of America	3,560	429,158
Sealed Air Corp.	6,747	332,627
WestRock Co.	9,554	603,908
		2,766,883
Metals & Mining (0.3%)
Freeport-McMoRan, Inc. (c)	50,800	963,168
Newmont Mining Corp.	20,125	755,090
Nucor Corp.	11,967	760,862
		2,479,120
Real Estate (2.9%)
Health Care REITs (0.2%)
HCP, Inc.	17,701	461,642
Ventas, Inc.	13,401	804,194
Welltower, Inc.	13,975	891,186
		2,157,022
Hotels & Resort REITs (0.1%)
Hilton Worldwide Holdings, Inc.	7,541	602,225
Host Hotels & Resorts, Inc.	27,925	554,311
		1,156,536
Industrial REITs (0.2%)
Duke Realty Corp.	13,340	362,981
ProLogis, Inc.	19,980	1,288,910
		1,651,891
Office REITs (0.2%)
Alexandria Real Estate Equities, Inc.	3,612	471,691
Boston Properties, Inc.	5,850	760,676
SL Green Realty Corp.	3,723	375,762
Vornado Realty Trust	6,499	508,092
		2,116,221
Real Estate Services (0.1%)
CBRE Group, Inc. – Class A (c)	11,305	489,620
	Shares	Value(a)
Residential REITs (0.4%)
Apartment Investment & Management Co. – Class A	5,857	$256,010
AvalonBay Communities, Inc.	5,225	932,192
Equity Residential	13,866	884,235
Essex Property Trust, Inc.	2,490	601,011
Mid-America Apartment Communities, Inc.	4,290	431,402
UDR, Inc.	10,056	387,357
		3,492,207
Retail REITs (0.5%)
Federal Realty Investment Trust	2,700	358,587
GGP, Inc.	23,555	550,951
Kimco Realty Corp.	15,985	290,128
Realty Income Corp.	10,633	606,294
Regency Centers Corp.	5,530	382,565
Simon Property Group, Inc.	11,692	2,007,984
The Macerich Co.	3,995	262,392
		4,458,901
Specialized REITs (1.1%)
American Tower Corp.	16,158	2,305,262
Crown Castle International Corp.	15,330	1,701,783
Digital Realty Trust, Inc.	7,697	876,688
Equinix, Inc.	2,949	1,336,546
Extra Space Storage, Inc.	4,720	412,764
Iron Mountain, Inc.	10,673	402,692
Public Storage	5,711	1,193,599
SBA Communications Corp. (c)	4,490	733,486
Weyerhaeuser Co.	28,483	1,004,311
		9,967,131
Telecommunication Services (2.0%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	231,691	9,008,146
CenturyLink, Inc.	36,708	612,289
Verizon Communications, Inc.	153,934	8,147,727
		17,768,162
Utilities (3.0%)
Electric Utilities (1.7%)
Alliant Energy Corp.	8,691	370,324
American Electric Power Co., Inc.	18,497	1,360,824
Duke Energy Corp.	26,426	2,222,691
Edison International	12,213	772,350
Entergy Corp.	6,801	553,533
Eversource Energy	11,887	751,021
Exelon Corp.	36,228	1,427,746
FirstEnergy Corp.	16,786	513,987
NextEra Energy, Inc.	17,765	2,774,715
PG&E Corp.	19,351	867,505
Pinnacle West Capital Corp.	4,150	353,497
PPL Corp.	25,779	797,860
The Southern Co.	37,871	1,821,216
Xcel Energy, Inc.	19,160	921,788
		15,509,057
Gas Utilities (0.1%)
ONEOK, Inc.	14,468	773,315

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Independent Power Producers & Energy Traders (0.1%)
AES Corp.	24,919	$269,873
NRG Energy, Inc.	11,308	322,052
		591,925
Multi-Utilities (1.0%)
Ameren Corp.	9,104	537,045
CenterPoint Energy, Inc.	16,173	458,666
CMS Energy Corp.	10,549	498,968
Consolidated Edison, Inc.	11,654	990,007
Dominion Energy, Inc.	24,283	1,968,380
DTE Energy Co.	6,720	735,571
NiSource, Inc.	12,708	326,214
Public Service Enterprise Group, Inc.	19,003	978,655
SCANA Corp.	5,351	212,863
Sempra Energy	9,448	1,010,180
WEC Energy Group, Inc.	11,828	785,734
		8,502,283
Water Utilities (0.1%)
American Water Works Co., Inc.	6,720	614,813
Total common stocks (cost: $325,763,112)		860,356,596
	Shares	Value(a)
Short-Term Securities (1.7%)
Investment Companies (1.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	14,777,164	14,777,164
Total short-term securities (cost: $14,777,164)		14,777,164
Total investments in securities (cost: $340,540,276) (e)		875,133,760
Cash and other assets in excess of liabilities (0.1%)		802,930
Total net assets (100.0%)		$875,936,690

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 2.6% of net assets in foreign securities at December 31, 2017.

(c)  Non-income producing security.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2017, securities with an aggregate market value of $5,923,050 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500® E-Mini Index Future	March 2018	104	Long	$13,818,942	$13,915,200	$96,258

(e)  At December 31, 2017 the cost of investments for federal income tax purposes was $343,398,236. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$539,037,918
Gross unrealized depreciation	(7,206,136)
Net unrealized appreciation	$531,831,782

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (51.4%)
Argentina (3.8%)
Government (3.8%)
Argentine Bonos del Tesoro (ARS) 15.500%, 10/17/26	38,676,000	$2,071,223
16.000%, 10/17/23	8,404,000	440,674
18.200%, 10/03/21	27,672,000	1,511,135
21.200%, 09/19/18	1,700,000	87,816
22.750%, 03/05/18	101,000	5,329
		4,116,177
Brazil (4.4%)
Government (4.4%)
Brazil Letras do Tesouro Nacional (BRL) 8.558%, 07/01/20 (c)	728,000	178,718
9.246%, 07/01/21 (c)	4,460,000	986,513
Brazil Notas do Tesouro Nacional Serie B (BRL) 18.779%, 05/15/19	80,000	76,494
18.779%, 08/15/22	134,000	129,174
18.779%, 05/15/23	186,000	178,982
18.779%, 08/15/24	110,000	106,078
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/21	4,840,000	1,502,850
10.000%, 01/01/23	5,209,000	1,589,493
		4,748,302
Ghana (1.8%)
Government (1.8%)
Ghana Government Bond (GHS) 18.750%, 01/24/22	960,000	223,887
19.000%, 11/02/26	2,890,000	701,459
19.750%, 03/25/24	960,000	234,205
19.750%, 03/15/32	2,890,000	695,123
21.500%, 03/09/20	50,000	11,921
24.500%, 06/21/21	50,000	13,161
24.750%, 03/01/21	50,000	13,071
24.750%, 07/19/21	50,000	13,280
		1,906,107
Indonesia (10.6%)
Government (10.6%)
Indonesia Treasury Bond (IDR) 6.125%, 05/15/28	228,000,000	16,361
7.000%, 05/15/27	49,134,000,000	3,795,278
8.375%, 03/15/24	21,929,000,000	1,797,008
8.375%, 09/15/26	25,590,000,000	2,131,053
8.750%, 05/15/31	13,084,000,000	1,123,483
9.000%, 03/15/29	5,228,000,000	454,800
9.500%, 07/15/23	18,680,000,000	1,581,158
10.000%, 09/15/24	1,959,000,000	172,336
10.000%, 02/15/28	76,000,000	6,990
10.250%, 07/15/22	2,658,000,000	226,786
10.500%, 08/15/30	1,070,000,000	102,450
11.500%, 09/15/19	466,000,000	37,588
		11,445,291
	Principal(b)	Value(a)
Mexico (11.1%)
Government (11.1%)
Mexican Bonos (MXN) 4.750%, 06/14/18	56,610,000	$2,855,253
5.000%, 12/11/19	100,870,000	4,907,317
6.500%, 06/10/21	20,100,000	992,235
8.000%, 06/11/20	44,930,000	2,314,990
8.500%, 12/13/18	13,490,000	694,353
Mexican Udibonos (MXN) 2.500%, 12/10/20	1,637,936	81,510
4.000%, 06/13/19	2,047,420	105,460
		11,951,118
Philippines (1.3%)
Government (1.3%)
Philippine Government Bond (PHP) 2.125%, 05/23/18	23,158,000	462,196
3.375%, 08/20/20	1,600,000	31,283
3.875%, 11/22/19	41,660,000	830,755
5.000%, 08/18/18	3,500,000	70,916
5.875%, 01/31/18	2,470,000	49,552
		1,444,702
South Africa (1.8%)
Government (1.8%)
Republic of South Africa Government Bond (ZAR) 6.250%, 03/31/36	3,256,000	189,240
7.000%, 02/28/31	3,649,000	245,438
8.000%, 01/31/30	5,063,000	374,286
8.250%, 03/31/32	6,519,000	481,975
8.500%, 01/31/37	1,553,000	112,830
8.875%, 02/28/35	2,851,000	216,477
10.500%, 12/21/26	3,552,000	320,455
		1,940,701
South Korea (15.9%)
Government (15.9%)
Korea Treasury Bond (KRW) 1.375%, 09/10/21	708,200,000	640,068
1.500%, 06/10/19	2,690,600,000	2,495,011
1.875%, 03/10/22	200,000,000	183,343
2.000%, 03/10/21	2,212,310,000	2,050,824
2.000%, 09/10/22	2,371,000,000	2,180,738
3.000%, 03/10/23	967,000,000	929,322
3.000%, 09/10/24	2,419,000,000	2,337,296
3.375%, 09/10/23	2,729,000,000	2,675,488
3.500%, 03/10/24	1,785,000,000	1,769,318
3.750%, 06/10/22	1,792,000,000	1,770,840
4.250%, 06/10/21	139,300,000	138,519
		17,170,767
Ukraine (0.7%)
Government (0.7%)
Ukraine Government International Bond (USD) 0.000%, 05/31/40 (d) (e)	1,369,000	753,218
Total long-term debt securities (cost: $54,154,924)		55,476,383

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

	Shares/ Principal(b)	Value(a)
Short-Term Securities (47.2%)
Mexico (10.2%)
Mexican Cetes (MXN) 6.986%, 02/01/18 (c)	1,160,800	$58,925
7.016%, 01/04/18 (c)	4,226,000	215,733
7.077%, 03/01/18 (c)	6,464,000	326,287
7.209%, 03/01/18 (c)	24,020,300	1,212,487
7.219%, 01/04/18 (c)	1,794,000	91,582
7.219%, 03/15/18 (c)	12,010,200	604,540
7.219%, 03/28/18 (c)	30,883,200	1,550,482
7.229%, 03/01/18 (c)	5,922,900	298,974
7.229%, 03/28/18 (c)	4,284,800	215,117
7.229%, 04/12/18 (c)	23,432,700	1,172,887
7.249%, 03/01/18 (c)	6,581,000	332,193
7.249%, 04/12/18 (c)	24,020,300	1,202,298
7.280%, 05/10/18 (c)	81,600	4,061
7.290%, 05/10/18 (c)	8,913,600	443,655
7.290%, 05/24/18 (c)	122,300	6,070
7.300%, 04/26/18 (c)	4,935,700	246,355
7.310%, 04/26/18 (c)	5,053,300	252,225
7.310%, 05/24/18 (c)	492,500	24,444
7.310%, 08/16/18 (c)	13,725,900	669,904
7.320%, 06/21/18 (c)	7,591,300	374,647
7.325%, 04/26/18 (c)	12,792,700	638,520
7.336%, 08/16/18 (c)	1,882,000	91,853
7.341%, 10/11/18 (c)	204,800	9,885
7.371%, 08/16/18 (c)	2,711,200	132,322
7.371%, 10/11/18 (c)	9,688,700	467,660
7.422%, 06/07/18 (c)	380,000	18,808
7.432%, 12/06/18 (c)	410,000	19,574
7.564%, 06/21/18 (c)	6,117,100	301,892
		10,983,380
United States (32.0%)
Federal Home Loan Bank (USD) 0.913%, 01/02/18 (c)	7,645,000	7,645,000
1.014%, 01/02/18 (c)	1,310,000	1,310,000
1.065%, 01/02/18 (c)	7,645,000	7,645,000
U.S. Treasury Bill (USD) 1.307%, 03/08/18 (c)	18,000,000	17,957,953
		34,557,953
Investment Companies (5.0%)
United States (5.0%)
State Street Institutional U.S. Government Money Market Fund (USD), current rate 1.210%	5,436,158	5,436,158
Total short-term securities (cost: $51,404,353)		50,977,491
Total investments in securities (cost: $105,559,277) (f)		106,453,874
Cash and other assets in excess of liabilities (1.4%)		1,549,054
Total net assets (100.0%)		$108,002,928

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2017, International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)(a)	Counterparty
01/08/18	805,000	EUR	951,421	USD	$(15,487)	BOA
01/08/18	366,500	EUR	433,388	USD	(6,826)	JPM
01/08/18	30,600	EUR	36,162	USD	(593)	SCB
01/08/18	228,417	EUR	270,039	USD	(4,319)	UBS
01/10/18	335,000	EUR	396,176	USD	(6,246)	BCB
01/10/18	1,578,954	EUR	1,867,350	USD	(29,385)	HSB
01/10/18	717,932	EUR	835,234	USD	(27,188)	JPM
01/10/18	3,206,080	EUR	3,776,762	USD	(74,574)	SCB
01/11/18	62,600,000	JPY	554,706	USD	(1,186)	BCB
01/11/18	10,873,000	JPY	96,301	USD	(253)	GSC
01/11/18	239,311	EUR	282,943	USD	(4,548)	JPM
01/12/18	58,526	USD	3,868,000	INR	2,019	JPS
01/16/18	33,230,000	JPY	293,468	USD	(1,692)	BCB
01/16/18	119,438	EUR	140,698	USD	(2,827)	BOA
01/16/18	9,980,000	JPY	88,121	USD	(525)	CIT
01/16/18	763,000,000	KRW	667,308	USD	(45,789)	CIT
01/16/18	717,825	EUR	849,804	USD	(12,783)	DBK
01/16/18	35,690,000	JPY	314,977	USD	(2,035)	HSB
01/16/18	602,000	EUR	717,084	USD	(6,320)	HSB
01/16/18	21,600,000	JPY	192,027	USD	168	JPM
01/16/18	116,000	EUR	138,221	USD	(1,172)	JPM
01/16/18	160,000	EUR	188,310	USD	(3,957)	SCB
01/17/18	38,749	EUR	46,239	USD	(327)	BOA
01/17/18	78,270	EUR	92,714	USD	(1,346)	GSC
01/18/18	168,000	EUR	199,372	USD	(2,531)	GSC
01/18/18	935,351	EUR	1,110,200	USD	(13,908)	JPM
01/18/18	365,500	EUR	431,206	USD	(8,054)	MSC
01/18/18	41,350	EUR	49,052	USD	(642)	UBS
01/22/18	317,259	EUR	374,736	USD	(6,633)	JPM
01/22/18	45,710,000	JPY	412,266	USD	6,132	SCB
01/23/18	484,812	USD	31,697,000	INR	10,763	DBK
01/23/18	2,752,009	USD	179,981,362	INR	61,959	JPS
01/23/18	1,283,403	USD	84,095,000	INR	31,403	JPS
01/24/18	27,530,000	JPY	244,184	USD	(446)	BCB
01/24/18	10,020,000	JPY	90,199	USD	1,162	DBK
01/24/18	815,540	EUR	966,749	USD	(13,703)	DBK
01/25/18	32,786,000	JPY	296,590	USD	5,242	CIT
01/25/18	51,000,000	JPY	461,240	USD	8,036	JPM
01/29/18	50,203,538	JPY	453,035	USD	6,819	DBK
01/29/18	184,000	EUR	218,165	USD	(3,105)	GSC
01/29/18	306,311	USD	20,094,000	INR	7,656	HSB
01/29/18	17,600,000	JPY	159,231	USD	2,799	JPM
01/29/18	894,005	USD	58,640,000	INR	22,240	JPS
01/30/18	207,232	EUR	244,225	USD	(4,997)	DBK
01/30/18	77,000	EUR	90,770	USD	(1,832)	GSC
01/30/18	59,162	USD	3,868,000	INR	1,269	JPS
01/31/18	60,350,000	JPY	546,550	USD	10,096	BCB
01/31/18	1,381,733	EUR	1,655,005	USD	(6,790)	BCB
01/31/18	2,701,600	EUR	3,150,876	USD	(98,310)	BOA
01/31/18	64,982,551	JPY	587,280	USD	9,648	HSB
01/31/18	633,107	EUR	755,455	USD	(5,976)	SCB
02/01/18	145,184	USD	9,556,000	INR	4,081	JPS
02/02/18	535,000	EUR	626,067	USD	(17,445)	JPM
02/05/18	699,000	EUR	818,082	USD	(22,836)	BOA
02/05/18	631,764	EUR	739,227	USD	(20,804)	DBK
02/06/18	262,390	EUR	307,700	USD	(7,982)	BOA
02/07/18	76,884	EUR	89,846	USD	(2,658)	CIT
02/07/18	820,000	EUR	957,744	USD	(28,855)	DBK
02/08/18	241,973	USD	15,917,000	INR	6,445	DBK
02/08/18	330,523	USD	21,741,833	INR	8,803	DBK
02/08/18	167,331	USD	10,920,000	INR	3,099	HSB

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)(a)	Counterparty
02/09/18	14,673,000	JPY	133,105	USD	$2,620	CIT
02/09/18	3,116,000	EUR	3,626,635	USD	(122,870)	DBK
02/12/18	158,000	EUR	184,208	USD	(5,947)	HSB
02/12/18	239,310	EUR	283,476	USD	(4,537)	JPM
02/13/18	61,530,000	JPY	560,523	USD	13,242	CIT
02/14/18	3,074,985	EUR	3,602,314	USD	(98,901)	CIT
02/14/18	11,479,667	JPY	101,684	USD	(428)	CIT
02/14/18	890,000	EUR	1,043,512	USD	(27,740)	JPM
02/15/18	15,430,000	JPY	141,547	USD	4,291	BCB
02/15/18	115,000	EUR	134,875	USD	(3,554)	DBK
02/15/18	107,000	EUR	125,548	USD	(3,250)	GSC
02/15/18	8,030,000	JPY	74,339	USD	2,909	JPM
02/15/18	1,520,000	AUD	1,160,710	USD	(28,119)	JPM
02/15/18	369,583	USD	24,082,000	INR	5,912	JPS
02/16/18	589,650	EUR	696,934	USD	(12,882)	BOA
02/16/18	15,430,000	JPY	138,628	USD	1,366	DBK
02/16/18	21,480,270	JPY	198,104	USD	7,021	GSC
02/16/18	100,310,000	JPY	899,117	USD	6,782	JPM
02/20/18	563,000,000	KRW	503,195	USD	(23,606)	CIT
02/20/18	508,500,000	KRW	455,666	USD	(20,140)	CIT
02/20/18	51,438,000	JPY	469,303	USD	11,638	DBK
02/20/18	78,460	EUR	93,124	USD	(1,347)	GSC
02/20/18	168,000	EUR	199,093	USD	(3,190)	GSC
02/20/18	317,259	EUR	375,374	USD	(6,627)	JPM
02/20/18	317,000	EUR	376,369	USD	(5,320)	SCB
02/21/18	1,464,000,000	KRW	1,288,925	USD	(80,991)	CIT
02/22/18	403,000	AUD	297,668	USD	(17,518)	CIT
02/22/18	96,755,000	JPY	889,292	USD	28,343	HSB
02/22/18	1,514,253	EUR	1,795,904	USD	(27,570)	HSB
02/22/18	69,639,000	JPY	642,889	USD	23,224	JPM
02/22/18	642,000	EUR	758,773	USD	(14,328)	JPM
02/22/18	33,313	EUR	39,432	USD	(684)	UBS
02/26/18	22,797,000	JPY	210,440	USD	7,550	DBK
02/27/18	65,472,000	JPY	592,239	USD	9,518	HSB
02/27/18	524,000	EUR	617,835	USD	(13,351)	MSC
02/28/18	54,600,000	JPY	506,522	USD	20,543	BCB
02/28/18	131,855	EUR	157,751	USD	(1,084)	BOA
02/28/18	38,472,000	JPY	355,639	USD	13,211	DBK
02/28/18	1,494,000,000	KRW	1,336,434	USD	(61,881)	DBK
02/28/18	54,300	EUR	64,861	USD	(550)	DBK
02/28/18	77,000	EUR	92,342	USD	(414)	GSC
02/28/18	65,692,000	JPY	606,770	USD	22,065	JPM
02/28/18	33,447,000	JPY	308,834	USD	11,132	JPM
02/28/18	22,848,000	JPY	207,278	USD	3,914	JPM
02/28/18	645,663	EUR	771,697	USD	(6,084)	SCB
02/28/18	616,157	EUR	740,430	USD	(1,807)	UBS
03/01/18	73,808,000	JPY	675,836	USD	18,861	HSB
03/05/18	75,000	EUR	89,531	USD	(842)	GSC
03/05/18	1,449,000,000	KRW	1,341,294	USD	(15,130)	HSB
03/05/18	44,000,000	JPY	394,447	USD	2,725	JPM
03/06/18	20,800,000	JPY	185,334	USD	144	HSB
03/06/18	158,417	EUR	188,566	USD	(2,334)	UBS
03/07/18	262,390	EUR	311,969	USD	(4,248)	BOA
03/07/18	51,000	EUR	60,689	USD	(773)	GSC
03/09/18	74,100	AUD	55,640	USD	(2,310)	CIT
03/09/18	149,300	AUD	112,112	USD	(4,648)	CIT
03/12/18	239,310	EUR	283,939	USD	(4,565)	JPM
03/13/18	1,971,000	AUD	1,463,773	USD	(77,618)	CIT
03/13/18	55,874	EUR	66,314	USD	(1,050)	CIT
03/13/18	22,100,000	JPY	204,759	USD	7,907	DBK
03/13/18	717,825	EUR	852,568	USD	(12,878)	DBK
03/13/18	2,955,000	AUD	2,186,700	USD	(124,214)	JPM
03/14/18	253,404	USD	16,470,000	INR	2,479	DBK
03/14/18	607,000,000	KRW	557,853	USD	(10,415)	DBK
03/15/18	317,259	EUR	375,318	USD	(7,239)	JPM
03/16/18	589,650	EUR	697,025	USD	(14,037)	BOA
03/16/18	370,000	AUD	275,780	USD	(13,570)	JPM
03/19/18	22,560,000	JPY	205,809	USD	4,782	BCB
See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)(a)	Counterparty
03/19/18	67,786	USD	4,419,000	INR	$824	CIT
03/19/18	78,270	EUR	92,880	USD	(1,526)	GSC
03/19/18	365,500	EUR	432,719	USD	(8,133)	MSC
03/20/18	508,500,000	KRW	449,821	USD	(26,260)	CIT
03/20/18	4,111,000	AUD	3,085,922	USD	(128,936)	JPM
03/22/18	28,159,000	JPY	254,893	USD	3,927	DBK
03/23/18	77,666,000	JPY	702,558	USD	10,318	CIT
03/26/18	42,092,130	JPY	381,207	USD	5,967	BCB
03/26/18	29,650,000	JPY	268,423	USD	4,101	MSC
03/30/18	9,763,000	JPY	87,130	USD	73	JPM
04/10/18	29,920,000	JPY	268,221	USD	1,241	SCB
04/11/18	57,903,900	JPY	518,955	USD	2,241	BCB
04/11/18	7,000,000,000	KRW	6,224,435	USD	(331,906)	HSB
04/13/18	12,300,000	JPY	113,244	USD	3,470	CIT
04/18/18	22,030,000	JPY	202,897	USD	6,228	BOA
04/23/18	29,220,000	JPY	272,823	USD	11,888	JPM
04/24/18	142,170,490	JPY	1,324,808	USD	55,148	JPM
04/25/18	76,376	USD	5,058,000	INR	1,792	DBK
04/27/18	496,728	USD	32,918,166	INR	11,872	DBK
04/27/18	52,800,000	JPY	467,907	USD	(3,710)	GSC
04/30/18	536,000,000	KRW	476,148	USD	(26,195)	HSB
05/09/18	13,826,020	JPY	122,205	USD	(1,379)	CIT
05/14/18	11,479,666	JPY	102,206	USD	(436)	CIT
05/14/18	13,582,000	JPY	121,062	USD	(377)	JPM
05/15/18	1,020,000,000	KRW	916,195	USD	(40,229)	CIT
05/15/18	19,620,000	JPY	174,698	USD	(738)	GSC
05/15/18	22,910,000	JPY	204,828	USD	(27)	HSB
05/15/18	1,520,000	AUD	1,160,148	USD	(28,391)	JPM
05/15/18	14,666,000	JPY	130,971	USD	(168)	SCB
05/16/18	14,665,000	JPY	130,517	USD	(621)	CIT
05/16/18	384,180	USD	25,664,000	INR	11,419	HSB
05/16/18	100,685,000	JPY	896,803	USD	(3,548)	JPM
05/16/18	13,769,800	JPY	122,504	USD	(629)	SCB
05/17/18	2,133,000,000	KRW	1,908,298	USD	(91,885)	HSB
05/18/18	74,624,550	JPY	669,819	USD	2,428	BOA
05/18/18	97,530,600	JPY	874,898	USD	2,651	CIT
05/18/18	610,000,000	KRW	549,104	USD	(22,931)	DBK
05/21/18	74,400,375	JPY	677,676	USD	12,171	BOA
05/21/18	97,530,600	JPY	871,797	USD	(606)	CIT
05/21/18	45,867,000	JPY	410,406	USD	129	DBK
05/21/18	74,662,400	JPY	681,537	USD	13,688	HSB
05/22/18	74,602,500	JPY	683,674	USD	16,321	BOA
05/22/18	23,068,000	JPY	207,499	USD	1,145	CIT
05/22/18	41,201,000	JPY	377,584	USD	9,022	JPM
05/24/18	2,437,324	USD	161,582,400	INR	50,955	JPS
05/24/18	52,556,000	JPY	472,674	USD	2,480	SCB
05/25/18	64,764,000	JPY	593,077	USD	13,630	BOA
05/29/18	11,968,000	JPY	107,703	USD	599	HSB
06/04/18	9,862,666	USD	32,387,023	BRL	(256,878)	JPM
06/08/18	46,300,000	JPY	416,866	USD	2,271	CIT
06/11/18	34,700,000	JPY	311,162	USD	384	HSB
06/12/18	91,710,000	JPY	816,805	USD	(4,612)	CIT
06/13/18	17,886,000	JPY	159,440	USD	(768)	CIT
06/13/18	66,670,000	JPY	594,260	USD	(2,917)	HSB
06/13/18	61,770,000	JPY	550,665	USD	(2,622)	JPM
06/15/18	26,000,000	JPY	232,247	USD	(669)	JPM
06/18/18	46,950,000	JPY	437,354	USD	16,688	HSB
06/18/18	18,200,000	JPY	162,700	USD	(369)	MSC
06/19/18	46,870,000	JPY	432,157	USD	12,182	DBK
06/19/18	154,900,000	JPY	1,394,603	USD	6,635	JPM
06/20/18	35,200,000	JPY	322,256	USD	6,830	CIT
06/22/18	46,960,000	JPY	428,233	USD	7,376	DBK
08/14/18	11,479,667	JPY	102,795	USD	(443)	CIT
09/11/18	34,700,000	JPY	313,033	USD	383	HSB
					$(1,644,890)

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding.

Interest Rate Swap Contracts

		Payment Frequency	Maturity	Notional	Upfront Payments/	Unrealized Appreciation/	Market Value
Description	Counter-party	(Pay/Rec)	Date	Amount	(Receipts)	(Depreciation)(a)	Asset	Liability
Centrally Cleared Swaps
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.816%	CIT	Quarterly/ Semi-Annual	02/03/25	440,000	$—	$12,043	$12,043	$—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.914%	CIT	Quarterly/ Semi-Annual	01/22/25	1,760,000	—	35,599	35,599	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.936%	CIT	Quarterly/ Semi-Annual	01/29/25	320,000	—	6,039	6,039	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.941%	CIT	Quarterly/ Semi-Annual	01/30/25	270,000	—	5,019	5,019	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.969%	CIT	Quarterly/ Semi-Annual	01/23/25	2,200,000	—	35,973	35,973	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.973%	CIT	Quarterly/ Semi-Annual	01/27/25	1,300,000	—	21,049	21,049	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.977%	CIT	Quarterly/ Semi-Annual	03/27/25	750,000	—	13,362	13,362	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.985%	CIT	Quarterly/ Semi-Annual	03/27/25	750,000	—	12,980	12,980	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.378%	CIT	Quarterly/ Semi-Annual	11/18/46	3,200,000	—	108,226	108,226	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.537%	GSC	Quarterly/ Semi-Annual	04/13/47	1,700,000	—	(2,662)	—	(2,662)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.695%	CIT	Quarterly/ Semi-Annual	05/09/24	4,260,000	—	(108,234)	—	(108,234)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.731%	CIT	Quarterly/ Semi-Annual	07/07/24	1,250,000	—	(45,566)	—	(45,566)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.793%	CIT	Quarterly/ Semi-Annual	03/13/47	2,000,000	—	(124,448)	—	(124,448)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.387%	CIT	Quarterly/ Semi-Annual	05/09/44	2,028,000	—	(336,183)	—	(336,183)
Net unrealized appreciation (depreciation)					$—	$(366,803)	$250,290	$(617,093)

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Rate represents annualized yield at date of purchase.

(d)  Variable rate security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(f)  At December 31, 2017 the cost of investments for federal income tax purposes was $103,914,388. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$3,406,046
Gross unrealized depreciation	(2,878,253)
Net unrealized appreciation	$527,793

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Currency Legend

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

EUR  Euro

GHS  Ghanaian Cedi

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

USD  United States Dollar

ZAR  South African Rand

Counterparty Legend

BCB  Barclays Bank PLC

BOA  Bank of America Merrill Lynch

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

JPS  JPMorgan Chase (Singapore)

MSC  Morgan Stanley and Co., Inc.

SCB  Standard Chartered Bank

UBS  UBS AG

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Equity Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (90.0%)
Investment Companies (90.0%)
iShares Core High Dividend ETF	523,042	$47,147,006
iShares Edge MSCI Minimum Volatility EAFE ETF	895,113	65,325,347
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	261,705	15,901,196
iShares Edge MSCI Minimum Volatility USA ETF (b)	1,583,132	83,557,707
iShares MSCI Germany ETF	313,962	10,367,025
iShares Short Maturity Bond ETF	260,545	13,058,515
Total mutual funds (cost: $208,245,296)		235,356,796
Purchased Options (0.1%)
Put Option Purchased (0.1%)
S&P 500 Index, $2,525.00, 01/19/18 (cost: $97,855)		60,450
	Shares	Value(a)
Short-Term Securities (10.9%)
Investment Companies (10.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	28,578,017	28,578,017
Total short-term securities (cost: $28,578,017)		28,578,017
Total investments in securities (cost: $236,921,168) (c)		263,995,263
Liabilities in excess of cash and other assets (-1.0%)		(2,514,624)
Total net assets (100.0%)		$261,480,639

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2017, securities with an aggregate market value of $2,454,270 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500® E-Mini Index Future	March 2018	162	Long	$21,527,072	$21,675,600	$148,528

(c)  At December 31, 2017 the cost of investments for federal income tax purposes was $237,063,514. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$27,102,027
Gross unrealized depreciation	(47,099)
Net unrealized appreciation	$27,054,928

Holdings of Options Contracts

Purchased Options	Contracts	Expiration Date	Notional Amount	Exercise Price	Value(a)
Put – S&P 500 Index	195	January 2018	$19,500	2,525.00	$60,450
Written Options	Contracts	Expiration Date	Notional Amount	Exercise Price	Value(a)
Put – S&P 500 Index	195	January 2018	$19,500	2,395.00	$(25,350)

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (94.7%)
Government Obligations (75.1%)
Other Government Obligations (1.1%)
Provincial or Local Government Obligations (1.1%)
Ohio State Water Development Authority, 4.817%, 12/01/30	$250,000	$282,577
Texas A&M University, 4.000%, 05/15/31	325,000	341,874
Utility Debt Securitization Authority, 3.435%, 12/15/25	355,000	365,235
		989,686
U.S. Government Agencies and Obligations (74.0%)
Export-Import Bank of the United States (0.7%)
DY7 Leasing LLC, 2.578%, 12/10/25	166,667	166,927
Export Leasing 2009 LLC, 1.859%, 08/28/21	98,796	97,965
Helios Leasing I LLC 1.825%, 05/16/25	97,616	95,150
2.018%, 05/29/24	148,525	146,421
Union 16 Leasing LLC, 1.863%, 01/22/25	157,255	153,802
		660,265
Federal Home Loan Mortgage Corporation (FHLMC) (15.7%)
1.893%, 01/25/23 (1-Month LIBOR + 0.650%) (b)	250,336	251,260
2.278%, 10/25/29 (1-Month USD LIBOR + 0.950%) (b)	450,000	408,148
2.500%, 03/01/28	152,332	153,072
2.500%, 04/01/28	236,557	237,752
2.852%, 03/25/29 (1-Month USD LIBOR + 1.300%) (b)	500,000	507,454
3.000%, 08/01/42	117,412	118,041
3.000%, 12/01/42	246,783	248,079
3.000%, 01/01/43	331,115	333,009
3.000%, 02/01/43	778,572	782,954
3.000%, 04/01/43	313,518	315,325
3.000%, 10/25/46	365,862	362,982
3.500%, 10/01/25	107,338	111,632
3.500%, 05/01/32	279,329	290,717
3.500%, 03/01/42	1,055,556	1,090,784
3.500%, 08/01/42	276,284	285,514
3.500%, 12/01/44	1,252,643	1,289,012
3.500%, 05/25/45	599,550	605,135
3.500%, 11/01/46	407,126	419,266
3.528%, 02/25/24 (1-Month USD LIBOR + 2.200%) (b)	227,556	234,434
3.752%, 09/25/24 (1-Month USD LIBOR + 2.200%) (b)	476,997	492,154
4.000%, 09/01/40	365,769	387,520
4.000%, 03/01/41	399,894	424,547
4.000%, 01/01/45	913,503	955,354
4.352%, 05/25/28 (1-Month USD LIBOR + 2.800%) (b)	169,648	175,416
	Principal	Value(a)
4.500%, 04/01/23	$38,818	$41,252
4.500%, 09/01/40	238,981	254,965
4.500%, 01/01/41	263,914	281,375
4.500%, 03/01/41	273,795	294,630
5.000%, 03/01/23	30,686	32,975
5.000%, 05/01/29	40,527	43,550
5.000%, 08/01/35	42,806	46,423
5.000%, 11/01/35	41,320	44,682
5.000%, 11/01/39	440,029	481,581
5.000%, 03/01/40	334,880	368,293
5.500%, 06/01/20	14,731	15,023
5.500%, 10/01/20	50,671	51,527
5.500%, 11/01/23	93,154	101,754
5.500%, 05/01/34	160,423	181,276
6.000%, 09/01/22	55,553	58,382
6.000%, 11/01/33	142,775	163,055
6.028%, 04/25/28 (1-Month USD LIBOR + 4.700%) (b)	400,000	472,499
6.250%, 12/15/23	59,072	62,939
6.352%, 05/25/28 (1-Month USD LIBOR + 4.800%) (b)	200,000	235,320
6.500%, 11/01/32	43,327	48,895
		13,759,957
Federal National Mortgage Association (FNMA) (40.4%)
2.500%, 03/01/27	393,746	396,437
2.500%, 11/01/27	188,267	188,107
2.500%, 03/01/28	420,615	422,721
3.000%, 09/01/22	124,081	126,450
3.000%, 11/01/27	186,008	189,986
3.000%, 06/01/28	246,970	252,565
3.000%, 01/01/33 (c)	1,700,000	1,731,543
3.000%, 03/01/42	128,439	129,133
3.000%, 09/01/42	172,855	173,789
3.000%, 03/01/43	125,925	126,724
3.000%, 04/01/43	512,710	515,480
3.000%, 05/01/43	702,411	706,171
3.000%, 09/01/43	196,806	197,809
3.000%, 01/01/46	509,329	509,873
3.000%, 01/01/48 (c)	1,875,000	1,875,000
3.500%, 11/01/25	63,554	65,812
3.500%, 01/01/26	144,565	149,699
3.500%, 12/01/32	245,158	255,083
3.500%, 11/01/40	223,242	231,224
3.500%, 01/01/41	398,107	411,170
3.500%, 02/01/41	829,077	856,077
3.500%, 11/01/41	380,404	393,570
3.500%, 12/01/41	720,803	744,292
3.500%, 01/01/42	1,683,398	1,737,905
3.500%, 05/01/42	527,447	545,067
3.500%, 08/01/42	486,775	502,853
3.500%, 01/01/43	303,445	313,321
3.500%, 02/01/43	609,154	631,336
3.500%, 03/01/43	280,192	290,213
3.500%, 05/01/43	1,046,436	1,081,308
3.500%, 06/01/45	1,569,475	1,617,068
3.500%, 10/01/45	218,398	224,353
3.500%, 01/01/46	425,091	437,917
3.500%, 01/01/47	954,804	982,134
3.500%, 01/01/48 (c)	3,075,000	3,157,160
4.000%, 06/25/23	127,909	130,627

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
4.000%, 12/01/40	$164,909	$173,231
4.000%, 04/01/41	145,318	153,937
4.000%, 11/01/41	320,408	336,509
4.000%, 06/01/42	834,288	880,569
4.000%, 09/01/43	516,823	541,392
4.000%, 10/01/43	1,269,173	1,348,890
4.000%, 01/01/44	287,531	305,591
4.000%, 08/01/44	241,596	254,945
4.000%, 01/01/48 (c)	370,000	386,923
4.500%, 04/01/21	3,021	3,094
4.500%, 11/01/23	33,614	35,791
4.500%, 04/01/25	68,797	72,590
4.500%, 05/25/34	537,000	599,201
4.500%, 05/01/35	214,040	228,831
4.500%, 07/01/35	187,121	199,924
4.500%, 09/01/37	223,424	238,958
5.000%, 05/01/18	5,381	5,478
5.000%, 10/01/20	38,479	39,598
5.000%, 06/25/23	121,888	127,758
5.000%, 11/01/33	187,909	204,112
5.000%, 03/01/34	405,666	440,633
5.000%, 05/01/34	44,877	48,749
5.000%, 12/01/34	38,395	41,708
5.000%, 04/01/35	59,625	64,771
5.000%, 07/01/35	373,170	405,355
5.000%, 03/01/38	111,296	121,429
5.000%, 06/01/39	172,462	189,652
5.000%, 12/01/39	266,480	293,498
5.000%, 06/01/40	90,027	98,304
5.000%, 04/01/41	170,968	186,570
5.202%, 09/25/29 (1-Month USD LIBOR + 3.650%) (b)	250,000	270,489
5.500%, 02/01/18	792	792
5.500%, 03/01/18	2,158	2,158
5.500%, 08/01/23	52,957	57,967
5.500%, 02/01/24	76,505	83,742
5.500%, 04/01/33	302,721	337,531
5.500%, 05/01/33	16,686	18,508
5.500%, 01/01/34	45,829	50,855
5.500%, 02/01/34	28,110	31,180
5.500%, 04/01/34	72,095	79,944
5.500%, 05/01/34	13,490	14,832
5.500%, 09/01/34	183,758	204,220
5.500%, 10/01/34	73,672	81,779
5.500%, 01/01/35	111,415	123,700
5.500%, 02/01/35	219,181	243,735
5.500%, 06/01/35	13,001	14,421
5.500%, 08/01/35	57,402	63,678
5.500%, 10/01/35	40,662	45,111
5.500%, 11/01/35	9,083	9,984
5.500%, 09/01/36	165,334	183,413
5.500%, 05/01/38	2,770	3,032
5.952%, 01/25/24 (1-Month USD LIBOR + 4.400%) (b)	100,000	114,099
6.000%, 09/01/32	18,008	20,572
6.000%, 10/01/32	278,348	317,642
6.000%, 11/01/32	217,666	248,613
6.000%, 03/01/33	255,209	291,271
6.000%, 04/01/33	36,211	40,484
6.000%, 12/01/33	65,878	74,850
6.000%, 08/01/34	61,836	70,106
6.000%, 09/01/34	33,726	38,231
6.000%, 11/01/34	17,458	19,514
6.000%, 12/01/34	142,936	162,344
	Principal	Value(a)
6.000%, 11/01/36	$15,962	$17,913
6.000%, 01/01/37	161,405	182,329
6.000%, 08/01/37	44,648	50,367
6.000%, 09/01/37	57,971	65,877
6.000%, 12/01/37	31,264	35,162
6.000%, 12/01/38	75,325	85,156
6.500%, 11/01/23	45,343	47,949
6.500%, 02/01/32	232,451	264,600
6.500%, 04/01/32	75,697	86,133
6.500%, 05/01/32	24,813	27,504
6.500%, 07/01/32	258,476	292,451
6.500%, 09/01/34	22,289	24,787
6.500%, 11/01/34	8,262	9,357
6.500%, 03/01/35	108,701	123,410
6.500%, 02/01/36	15,336	16,999
6.500%, 09/01/37	102,313	113,437
7.000%, 09/01/31	116,381	129,145
7.000%, 11/01/31	22,206	24,845
7.000%, 02/01/32	82,918	95,509
7.000%, 07/01/32	16,423	18,227
7.000%, 10/01/37	16,198	16,963
7.500%, 07/25/22	61,676	64,974
7.500%, 04/01/31	31,022	34,208
		35,474,067
Government National Mortgage Association (GNMA) (16.9%)
0.011%, 06/17/45 (b) (d)	270,358	91
0.643%, 07/16/40 (b) (d)	216,139	228
1.000%, 12/20/42	153,159	143,139
3.000%, 09/20/42	477,949	484,447
3.000%, 09/20/44	175,027	177,134
3.000%, 03/15/45	517,590	522,013
3.000%, 04/15/45	1,358,498	1,370,106
3.000%, 05/15/45	126,671	127,753
3.250%, 04/20/33	194,499	200,890
3.250%, 03/20/35	1,156,812	1,194,752
3.250%, 11/20/35	302,980	312,493
3.250%, 01/20/36	1,127,492	1,162,902
3.500%, 11/15/40	114,884	119,526
3.500%, 10/20/43	348,906	362,636
3.500%, 02/20/45	567,446	587,505
3.500%, 03/20/45	861,074	891,513
3.500%, 04/20/45	1,089,828	1,128,152
3.500%, 04/20/46	249,769	258,383
3.500%, 01/01/48 (c)	600,000	620,250
3.750%, 03/20/46	248,746	258,415
4.000%, 07/20/31	449,963	473,117
4.000%, 04/20/39	300,751	316,101
4.000%, 12/20/40	942,024	999,088
4.000%, 01/15/41	62,939	66,041
4.000%, 02/15/41	447,809	474,034
4.000%, 10/15/41	325,034	341,002
4.000%, 12/20/44	179,424	188,057
4.500%, 06/15/40	304,914	327,082
5.000%, 05/15/33	97,309	105,507
5.000%, 12/15/39	84,831	93,449
5.000%, 01/15/40	736,613	796,966
5.000%, 07/15/40	375,581	406,661
5.500%, 07/15/38	114,286	126,274
5.500%, 10/15/38	144,913	163,568
		14,799,275

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
U.S. Treasury (0.2%)
U.S. Treasury Note, 2.250%, 02/15/27 (e)	$150,000	$148,031
Vendee Mortgage Trust (0.1%)
Vendee Mortgage Trust, 7.793%, 02/15/25	49,165	52,716
Total government obligations (cost: $65,368,225)		65,883,997
Asset-Backed Securities (6.8%)
Bank of The West Auto Trust, 3.210%, 04/15/25 (f)	150,000	148,611
Bear Stearns Asset Backed Securities Trust,
2.303%, 02/25/34 (1-Month USD LIBOR + 0.975%) (b)	361,951	345,765
CarMax Auto Owner Trust, 1.880%, 11/15/19	350,000	349,986
Chase Funding Trust
1.888%, 02/25/33 (1-Month USD LIBOR + 0.560%) (b)	155,233	146,098
1.968%, 08/25/32 (1-Month USD LIBOR + 0.640%) (b)	120,225	117,845
Chesapeake Funding II LLC 3.260%, 11/15/29 (f)	125,000	124,387
3.380%, 08/15/29 (f)	275,000	274,727
3.710%, 05/15/29 (f)	100,000	100,934
Commonbond Student Loan Trust, 5.280%, 05/25/41 (f)	250,000	253,844
CountryPlace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (b) (f)	434,083	447,872
Credit-Based Asset Servicing and Securitization LLC, 6.250%, 10/25/36 (f) (g)	143,663	145,334
Earnest Student Loan Program LLC, 2.650%, 01/25/41 (f)	422,821	420,652
Entergy Gulf States Reconstruction Funding 1 LLC, 5.930%, 06/29/22	482,654	512,302
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (f) (h) (i) (j)	65,693	65,738
FirstEnergy Ohio PIRB Special Purpose Trust, 1.726%, 01/15/22	150,304	149,804
Foursight Capital Automobile Receivables Trust 2.340%, 01/15/21 (f)	122,361	122,203
3.710%, 01/18/22 (f)	285,000	282,214
Invitation Homes 2015-SFR3 Trust, 2.760%, 08/17/32 (1-Month LIBOR + 1.300%) (b) (f)	615,466	619,313
Lehman ABS Manufactured Housing Contract Trust, 5.873%, 04/15/40	55,689	56,668
	Principal	Value(a)
Morgan Stanley Dean Witter Capital I, Inc., 1.889%, 08/25/32 (1-Month USD LIBOR + 0.560%) (b)	$178,343	$168,264
Progress Residential Trust, 3.565%, 08/17/34 (f)	475,000	471,379
Saxon Asset Securities Trust, 1.868%, 03/25/35 (1-Month USD LIBOR + 0.540%) (b)	270,238	258,997
Towd Point Mortgage Trust, 3.750%, 04/25/55 (b) (f)	350,000	361,113
Total asset-backed securities (cost: $5,920,481)		5,944,050
Other Mortgage-Backed Securities (11.6%)
Collateralized Mortgage Obligations/ Mortgage Revenue Bonds (4.3%)
Agate Bay Mortgage Trust, 3.822%, 01/25/45 (b) (f)	257,682	259,319
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29	149,397	120,293
CSMC Trust, 3.500%, 06/25/47 (b) (f)	525,000	519,112
GS Mortgage-Backed Securities Trust, 3.129%, 07/25/44 (b) (f)	394,189	378,684
JP Morgan Mortgage Trust 3.653%, 05/25/43 (b) (f)	384,928	380,240
3.427%, 06/25/29 (b) (f)	294,141	296,971
3.370%, 10/25/46 (b) (f)	336,644	320,986
Prudential Home Mortgage Securities 7.784%, 09/28/24 (b) (f)	946	875
7.900%, 04/28/22 (f)	10,561	10,160
Seasoned Credit Risk Transfer Trust 4.000%, 08/25/56 (b) (f)	200,000	199,622
4.000%, 07/25/56 (b) (f)	472,000	469,050
Sequoia Mortgage Trust 3.874%, 01/25/45 (b) (f)	390,338	389,845
3.714%, 07/25/45 (b) (f)	470,037	474,117
Structured Asset Mortgage Investments, Inc., 1.249%, 05/02/30 (b)	10,903	1,880
		3,821,154
Commercial Mortgage-Backed Securities (7.3%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (f)	63,742	64,011
BB-UBS Trust, 4.026%, 11/05/36 (b) (f)	500,000	491,535
CFCRE Commercial Mortgage Trust, 3.839%, 12/10/54	500,000	522,011
Citigroup Commercial Mortgage Trust, 3.209%, 05/10/49	375,000	378,215
CSMC Trust, 3.304%, 09/15/37 (f)	400,000	407,782

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
Hometown Commercial Mortgage, 5.506%, 11/11/38 (f) (h)	$17,639	$14,623
Irvine Core Office Trust, 2.068%, 05/15/48 (f)	289,041	284,551
JPMorgan Chase Commercial Mortgage Securities Corp., 1.871%, 12/05/27 (b) (d) (f) (h)	3,358,098	111,283
Morgan Stanley Bank of America Merrill Lynch Trust, 3.720%, 12/15/49	225,000	235,368
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (f)	150,000	148,887
One Market Plaza Trust, 3.614%, 02/10/32 (f)	500,000	514,844
UBS Commercial Mortgage Trust 3.724%, 06/15/50	1,500,000	1,521,720
3.580%, 12/15/50	500,000	516,125
Wells Fargo Commercial Mortgage Trust 3.637%, 06/15/48	625,000	649,523
2.814%, 08/15/49	540,000	520,833
		6,381,311
Total other mortgage-backed securities (cost: $10,358,468)		10,202,465
Corporate Obligations (1.2%)
Communications (0.7%)
Telecommunication (0.7%)
Crown Castle Towers LLC, 3.222%, 05/15/22 (f)	425,000	429,263
SBA Tower Trust, 2.240%, 04/10/18 (f)	220,000	220,027
		649,290
Financial (0.5%)
Real Estate Investment Trust — Residential (0.5%)
UDR, Inc., 4.000%, 10/01/25	400,000	417,068
Total corporate obligations (cost: $1,044,258)		1,066,358
Total long-term debt securities (cost: $82,691,432)		83,096,870
	Shares	Value(a)
Short-Term Securities (14.1%)
Investment Companies (13.7%)
Federated Government Obligations Fund, current rate 1.160% (k)	2,300,000	$2,300,000
State Street Institutional U.S. Government Money Market Fund, current rate 1.210% (k)	7,443,129	7,443,129
STIT-Government & Agency Portfolio, current rate 1.174% (k)	2,300,000	2,300,000
		12,043,129
U.S. Government Obligations (0.4%)
U.S. Treasury Bill, current rate 1.303%	300,000	299,223
Total short-term securities (cost: $12,342,349)		12,342,352
Total investments in securities (cost: $95,033,781) (l)		95,439,222
Liabilities in excess of cash and other assets (-8.8%)		(7,717,616)
Total net assets (100.0%)		$87,721,606

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2017 the total cost of investments issued on a when-issued or forward commitment basis was $7,785,342.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2017, securities with an aggregate market value of $98,688 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
10 Year U.S. Ultra	March 2018	35	Short	$(4,673,708)	$(4,674,687)	$(979)
U.S. Long Bond	March 2018	25	Long	3,802,421	3,825,000	22,579
U.S. Ultra Bond	March 2018	3	Short	(495,120)	(502,969)	(7,849)
					$(1,352,656)	$13,751

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(g)  Step rate security.

(h)  Illiquid security. (See Note 5.)

(i)  Foreign security: The Fund held 0.1% of net assets in foreign securities at December 31, 2017.

(j)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(k)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2017.

(l)  At December 31, 2017 the cost of investments for federal income tax purposes was $95,069,985. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$1,324,806
Gross unrealized depreciation	(941,818)
Net unrealized appreciation	$382,988

See accompanying notes to financial statements.

SFT Advantus Real Estate Securities Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.3%)
Consumer Discretionary (1.8%)
Hilton Worldwide Holdings, Inc.	31,100	$2,483,646
Real Estate (96.5%)
Health Care REITs (6.3%)
HCP, Inc.	27,800	725,024
Healthcare Trust of America, Inc. – Class A	62,300	1,871,492
Physicians Realty Trust	34,300	617,057
Ventas, Inc.	27,496	1,650,035
Welltower, Inc.	57,500	3,666,775
		8,530,383
Hotels & Resort REITs (3.0%)
Apple Hospitality REIT, Inc.	78,800	1,545,268
RLJ Lodging Trust	44,200	971,074
Sunstone Hotel Investors, Inc.	91,900	1,519,107
		4,035,449
Industrial REITs (11.4%)
Duke Realty Corp.	143,200	3,896,472
First Industrial Realty Trust, Inc.	69,200	2,177,724
Liberty Property Trust	68,100	2,928,981
ProLogis, Inc.	100,081	6,456,225
		15,459,402
Office REITs (17.2%)
Alexandria Real Estate Equities, Inc.	43,100	5,628,429
Boston Properties, Inc.	19,083	2,481,363
Brandywine Realty Trust	160,900	2,926,771
Corporate Office Properties Trust	68,900	2,011,880
Highwoods Properties, Inc.	43,800	2,229,858
Kilroy Realty Corp.	49,936	3,727,722
SL Green Realty Corp.	43,771	4,417,807
		23,423,830
Residential REITs (18.4%)
American Homes 4 Rent – Class A	106,700	2,330,328
AvalonBay Communities, Inc.	28,526	5,089,323
Camden Property Trust	30,800	2,835,448
Equity Lifestyle Properties, Inc.	5,300	471,806
Equity Residential	24,600	1,568,742
Essex Property Trust, Inc.	5,116	1,234,849
Invitation Homes, Inc.	109,200	2,573,844
Mid-America Apartment Communities, Inc.	20,400	2,051,424
Sun Communities, Inc.	41,900	3,887,482
UDR, Inc.	77,400	2,981,448
		25,024,694
Retail REITs (20.3%)
Agree Realty Corp.	36,900	1,898,136
Brixmor Property Group, Inc.	70,500	1,315,530
Federal Realty Investment Trust	15,200	2,018,712
GGP, Inc.	115,300	2,696,867
Kimco Realty Corp.	96,800	1,756,920
National Retail Properties, Inc.	40,200	1,733,826
	Shares	Value(a)
Realty Income Corp.	31,600	$1,801,832
Regency Centers Corp.	42,914	2,968,791
Simon Property Group, Inc.	58,279	10,008,835
The Macerich Co.	21,600	1,418,688
		27,618,137
Specialized REITs (19.9%)
CubeSmart	8,121	234,859
CyrusOne, Inc.	43,900	2,613,367
Digital Realty Trust, Inc.	45,200	5,148,280
Equinix, Inc.	15,534	7,040,320
Extra Space Storage, Inc.	32,200	2,815,890
Host Hotels & Resorts, Inc.	191,446	3,800,203
Public Storage	17,800	3,720,200
STORE Capital Corp.	67,200	1,749,888
		27,123,007
Total common stocks (cost: $126,266,149)		133,698,548
Short-Term Securities (1.2%)
Investment Companies (1.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	1,612,358	1,612,358
Total short-term securities (cost: $1,612,358)		1,612,358
Total investments in securities (cost: $127,878,507) (b)		135,310,906
Cash and other assets in excess of liabilities (0.5%)		644,259
Total net assets (100.0%)		$135,955,165

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2017 the cost of investments for federal income tax purposes was $128,856,445. The aggregate unrealized appreciation and depreciation of securities based on this cost were:

Gross unrealized appreciation	$8,895,596
Gross unrealized depreciation	(2,441,135)
Net unrealized appreciation	$6,454,461

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.3%)
Consumer Discretionary (13.0%)
Automobiles (1.8%)
Ferrari NV (b)	86,229	$9,040,248
Internet & Catalog Retail (4.9%)
Amazon.com, Inc. (c)	18,516	21,653,907
The Priceline Group, Inc. (c)	1,900	3,301,706
		24,955,613
Media (1.7%)
Comcast Corp. – Class A	209,800	8,402,490
Specialty Retail (4.6%)
The Home Depot, Inc.	122,200	23,160,566
Consumer Staples (1.5%)
Tobacco (1.5%)
Philip Morris International, Inc.	70,400	7,437,760
Energy (1.9%)
Energy Equipment & Services (1.9%)
Halliburton Co.	198,915	9,720,976
Financial (10.6%)
Capital Markets (8.9%)
CME Group, Inc.	129,600	18,928,080
S&P Global, Inc.	59,495	10,078,453
The Charles Schwab Corp.	314,900	16,176,413
		45,182,946
Commercial Banks (1.7%)
Citigroup, Inc.	113,000	8,408,330
Health Care (9.9%)
Biotechnology (2.3%)
Alexion Pharmaceuticals, Inc. (c)	26,800	3,205,012
Celgene Corp. (c)	64,249	6,705,026
Vertex Pharmaceuticals, Inc. (c)	10,634	1,593,611
		11,503,649
Health Care Equipment & Supplies (3.2%)
Danaher Corp.	79,200	7,351,344
Edwards Lifesciences Corp. (c)	8,641	973,927
Intuitive Surgical, Inc. (c)	21,300	7,773,222
		16,098,493
Health Care Providers & Services (2.0%)
UnitedHealth Group, Inc.	45,000	9,920,700
Pharmaceuticals (2.4%)
Bristol-Myers Squibb Co.	37,000	2,267,360
Zoetis, Inc.	140,000	10,085,600
		12,352,960
	Shares	Value(a)
Industrials (14.6%)
Aerospace & Defense (4.2%)
Lockheed Martin Corp.	41,301	$13,259,686
Northrop Grumman Corp.	26,302	8,072,347
		21,332,033
Electrical Equipment (0.5%)
Rockwell Automation, Inc.	13,900	2,729,265
Machinery (6.8%)
Caterpillar, Inc.	115,400	18,184,732
Parker Hannifin Corp.	16,800	3,352,944
Stanley Black & Decker, Inc.	73,600	12,489,184
		34,026,860
Road & Rail (3.1%)
JB Hunt Transport Services, Inc.	63,500	7,301,230
Union Pacific Corp.	60,342	8,091,862
		15,393,092
Information Technology (46.9%)
Computers & Peripherals (4.7%)
Apple, Inc.	138,921	23,509,601
Internet Software & Services (9.1%)
Alphabet, Inc. – Class A (c)	12,500	13,167,500
Alphabet, Inc. – Class C (c)	12,144	12,707,481
Facebook, Inc. – Class A (c)	113,959	20,109,205
		45,984,186
IT Services (13.7%)
FleetCor Technologies, Inc. (c)	19,900	3,829,357
Mastercard, Inc. – Class A	144,100	21,810,976
PayPal Holdings, Inc. (c)	312,800	23,028,336
Visa, Inc. – Class A	177,900	20,284,158
		68,952,827
Semiconductors & Semiconductor Equipment (5.8%)
Applied Materials, Inc.	111,300	5,689,656
Lam Research Corp.	75,438	13,885,873
Microchip Technology, Inc.	111,029	9,757,228
		29,332,757
Software (13.6%)
Adobe Systems, Inc. (c)	101,100	17,716,764
Electronic Arts, Inc. (c)	106,100	11,146,866
Microsoft Corp.	273,800	23,420,852
Salesforce.com, Inc. (c)	162,452	16,607,468
		68,891,950
Real Estate (0.9%)
Specialized REITs (0.9%)
American Tower Corp.	31,800	4,536,906
Total common stocks (cost: $351,771,748)		500,874,208

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.7%)
Investment Companies (0.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	3,500,595	$3,500,595
Total short-term securities (cost: $3,500,595)		3,500,595
Total investments in securities (cost: $355,272,343) (d)		504,374,803
Cash and other assets in excess of liabilities (0.0%)		62,458
Total net assets (100.0%)		$504,437,261

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 1.8% of net assets in foreign securities at December 31, 2017.

(c)  Non-income producing security.

(d)  At December 31, 2017 the cost of investments for federal income tax purposes was $355,344,085. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$151,969,306
Gross unrealized depreciation	(2,938,588)
Net unrealized appreciation	$149,030,718

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.6%)
Consumer Discretionary (17.5%)
Auto Components (1.2%)
Visteon Corp. (b)	17,516	$2,191,952
Distributors (1.7%)
Pool Corp.	24,402	3,163,719
Hotels, Restaurants & Leisure (5.7%)
Dave & Buster's Entertainment, Inc. (b)	39,600	2,184,732
Hilton Grand Vacations, Inc. (b)	66,300	2,781,285
Texas Roadhouse, Inc.	51,000	2,686,680
Wingstop, Inc.	70,733	2,757,172
		10,409,869
Household Durables (1.8%)
Installed Building Products, Inc. (b)	44,446	3,375,674
Media (0.6%)
Nexstar Media Group, Inc. – Class A	13,900	1,086,980
Multiline Retail (1.1%)
Ollie's Bargain Outlet Holdings, Inc. (b)	37,300	1,986,225
Specialty Retail (5.4%)
At Home Group, Inc. (b)	21,800	662,502
Burlington Stores, Inc. (b)	27,400	3,371,022
Caleres, Inc.	48,032	1,608,112
Five Below, Inc. (b)	48,300	3,203,256
The Children's Place, Inc.	7,700	1,119,195
		9,964,087
Energy (4.8%)
Energy Equipment & Services (2.7%)
Keane Group, Inc. (b)	103,600	1,969,436
RPC, Inc.	117,400	2,997,222
		4,966,658
Oil, Gas & Consumable Fuels (2.1%)
Centennial Resource Development, Inc. – Class A (b)	106,872	2,116,065
Jagged Peak Energy, Inc. (b)	41,400	653,292
PDC Energy, Inc. (b)	22,500	1,159,650
		3,929,007
Financial (6.7%)
Capital Markets (0.7%)
LPL Financial Holdings, Inc.	24,200	1,382,788
Commercial Banks (5.4%)
Ameris Bancorp	43,500	2,096,700
CBTX, Inc.	3,600	106,776
Heritage Financial Corp.	8,600	264,880
Home BancShares, Inc.	92,500	2,150,625
SVB Financial Group (b)	9,000	2,103,930
Western Alliance Bancorp (b)	56,200	3,182,044
		9,904,955
	Shares	Value(a)
Thrifts & Mortgage Finance (0.6%)
LendingTree, Inc. (b)	3,017	$1,027,137
Health Care (14.6%)
Health Care Equipment & Supplies (6.5%)
Inogen, Inc. (b)	18,355	2,185,714
iRhythm Technologies, Inc. (b)	29,300	1,642,265
K2M Group Holdings, Inc. (b)	111,114	2,000,052
Nevro Corp. (b)	26,751	1,846,889
Novocure, Ltd. (b) (c)	54,100	1,092,820
Penumbra, Inc. (b)	22,811	2,146,515
Tactile Systems Technology, Inc. (b)	34,500	999,810
		11,914,065
Health Care Providers & Services (7.5%)
Acadia Healthcare Co., Inc. (b)	79,246	2,585,797
AMN Healthcare Services, Inc. (b)	108,695	5,353,229
HealthEquity, Inc. (b)	71,800	3,350,188
Teladoc, Inc. (b)	72,764	2,535,825
		13,825,039
Pharmaceuticals (0.6%)
Aerie Pharmaceuticals, Inc. (b)	13,991	835,962
Optinose, Inc. (b)	18,081	341,731
		1,177,693
Industrials (23.2%)
Aerospace & Defense (3.9%)
Hexcel Corp.	37,600	2,325,560
Mercury Systems, Inc. (b)	94,100	4,832,035
		7,157,595
Air Freight & Logistics (3.7%)
Air Transport Services Group, Inc. (b)	46,100	1,066,754
XPO Logistics, Inc. (b)	62,500	5,724,375
		6,791,129
Building Products (0.8%)
JELD-WEN Holding, Inc. (b)	37,949	1,494,052
Commercial Services & Supplies (2.0%)
Healthcare Services Group, Inc.	27,000	1,423,440
The Brink's Co.	27,700	2,179,990
		3,603,430
Construction & Engineering (2.0%)
Dycom Industries, Inc. (b)	33,700	3,755,191
Electrical Equipment (1.6%)
Woodward, Inc.	38,000	2,908,520
Machinery (3.9%)
John Bean Technologies Corp.	29,800	3,301,840
RBC Bearings, Inc. (b)	13,883	1,754,811
The Timken Co.	42,698	2,098,607
		7,155,258

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Road & Rail (1.3%)
Knight-Swift Transportation Holdings, Inc.	54,400	$2,378,368
Trading Companies & Distributors (4.0%)
Beacon Roofing Supply, Inc. (b)	70,177	4,474,486
Watsco, Inc.	17,506	2,976,720
		7,451,206
Information Technology (27.8%)
Communications Equipment (0.8%)
Lumentum Holdings, Inc. (b)	29,500	1,442,550
Electronic Equipment, Instruments & Components (0.4%)
Fabrinet (b) (c)	23,800	683,060
Internet Software & Services (4.2%)
Envestnet, Inc. (b)	25,500	1,271,175
Five9, Inc. (b)	92,900	2,311,352
Mimecast, Ltd. (b)	48,500	1,390,495
New Relic, Inc. (b)	16,000	924,320
Q2 Holdings, Inc. (b)	50,394	1,857,019
		7,754,361
IT Services (3.5%)
Booz Allen Hamilton Holding Corp.	103,335	3,940,163
InterXion Holding NV (b) (c)	44,500	2,622,385
		6,562,548
Semiconductors & Semiconductor Equipment (4.2%)
Integrated Device Technology, Inc. (b)	67,700	2,012,721
Monolithic Power Systems, Inc.	22,700	2,550,572
Power Integrations, Inc.	43,132	3,172,359
		7,735,652
Software (14.7%)
BroadSoft, Inc. (b)	46,200	2,536,380
Ellie Mae, Inc. (b)	20,900	1,868,460
Globant SA (b) (c)	45,800	2,127,868
HubSpot, Inc. (b)	35,800	3,164,720
Paycom Software, Inc. (b)	39,255	3,153,354
Proofpoint, Inc. (b)	31,944	2,836,947
The Ultimate Software Group, Inc. (b)	18,122	3,954,764
Tyler Technologies, Inc. (b)	16,899	2,991,968
Varonis Systems, Inc. (b)	41,500	2,014,825
Zendesk, Inc. (b)	71,000	2,402,640
		27,051,926
Materials (2.5%)
Construction Materials (2.0%)
Summit Materials, Inc. – Class A (b)	75,965	2,388,334
U.S. Concrete, Inc. (b)	17,030	1,424,560
		3,812,894
Paper & Forest Products (0.5%)
KapStone Paper and Packaging Corp.	38,619	876,265
	Shares	Value(a)
Real Estate (1.5%)
Real Estate Services (1.5%)
RE/MAX Holdings, Inc. – Class A	55,400	$2,686,900
Total common stocks (cost: $137,008,989)		181,606,753
Short-Term Securities (1.5%)
Investment Companies (1.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	2,847,807	2,847,807
Total short-term securities (cost: $2,847,807)		2,847,807
Total investments in securities (cost: $139,856,796) (d)		184,454,560
Liabilities in excess of cash and other assets (-0.1%)		(221,696)
Total net assets (100.0%)		$184,232,864

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 3.5% of net assets in foreign securities at December 31, 2017.

(d)  At December 31, 2017 the cost of investments for federal income tax purposes was $139,926,745. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$46,626,502
Gross unrealized depreciation	(2,098,687)
Net unrealized appreciation	$44,527,815

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.7%)
Consumer Discretionary (4.2%)
Auto Components (0.7%)
Magna International, Inc. (b)	28,571	$1,619,119
Hotels, Restaurants & Leisure (0.7%)
Norwegian Cruise Line Holdings, Ltd. (c)	28,982	1,543,291
Household Durables (0.6%)
Lennar Corp. – Class A	20,689	1,308,372
Internet & Catalog Retail (0.3%)
The Priceline Group, Inc. (c)	430	747,228
Media (1.5%)
Charter Communications, Inc. – Class A (c)	2,170	729,033
Comcast Corp. – Class A	14,700	588,735
Twenty-First Century Fox, Inc. – Class B	59,200	2,019,904
		3,337,672
Specialty Retail (0.4%)
L Brands, Inc.	15,162	913,056
Consumer Staples (10.0%)
Food & Staples Retailing (2.3%)
CVS Health Corp.	16,500	1,196,250
Wal-Mart Stores, Inc.	41,400	4,088,250
		5,284,500
Food Products (4.9%)
Bunge, Ltd.	12,974	870,296
Tyson Foods, Inc. – Class A	126,558	10,260,057
		11,130,353
Tobacco (2.8%)
British American Tobacco PLC (b)	23,183	1,573,685
Philip Morris International, Inc.	44,369	4,687,585
		6,261,270
Energy (7.9%)
Oil, Gas & Consumable Fuels (7.9%)
Andeavor	10,660	1,218,864
Canadian Natural Resources, Ltd. (b)	17,370	620,456
Chevron Corp.	17,651	2,209,729
Devon Energy Corp.	8,500	351,900
Encana Corp. (b)	12,600	167,958
EOG Resources, Inc.	28,912	3,119,894
Marathon Petroleum Corp.	25,780	1,700,964
Noble Energy, Inc.	26,281	765,828
Occidental Petroleum Corp.	26,372	1,942,562
TOTAL SA ADR (b)	34,681	1,917,166
TransCanada Corp. (b)	78,971	3,841,150
		17,856,471
	Shares	Value(a)
Financial (24.5%)
Capital Markets (4.4%)
Ameriprise Financial, Inc.	1,956	$331,483
Intercontinental Exchange, Inc.	25,200	1,778,112
Morgan Stanley	74,576	3,913,003
State Street Corp.	18,198	1,776,307
The Bank of New York Mellon Corp.	39,274	2,115,298
		9,914,203
Commercial Banks (14.4%)
Citigroup, Inc.	64,248	4,780,694
Fifth Third Bancorp	68,327	2,073,041
JPMorgan Chase & Co.	106,899	11,431,779
KeyCorp	118,333	2,386,777
The PNC Financial Services Group, Inc.	20,188	2,912,926
US Bancorp	38,200	2,046,756
Wells Fargo & Co.	114,575	6,951,265
		32,583,238
Consumer Finance (0.6%)
Synchrony Financial	36,566	1,411,813
Diversified Financial Services (0.3%)
Voya Financial, Inc.	12,645	625,548
Insurance (4.8%)
American International Group, Inc.	24,811	1,478,239
Chubb, Ltd. (b)	26,263	3,837,812
Marsh & McLennan Cos., Inc.	25,070	2,040,447
MetLife, Inc.	14,651	740,755
Willis Towers Watson PLC (b)	7,200	1,084,968
XL Group, Ltd. (b)	48,756	1,714,261
		10,896,482
Health Care (16.4%)
Biotechnology (0.8%)
Biogen, Inc. (c)	1,434	456,829
Gilead Sciences, Inc.	18,237	1,306,499
		1,763,328
Health Care Equipment & Supplies (6.2%)
Abbott Laboratories	26,618	1,519,089
Becton Dickinson and Co.	12,961	2,774,432
Boston Scientific Corp. (c)	11,100	275,169
Danaher Corp.	23,247	2,157,786
Hologic, Inc. (c)	31,500	1,346,625
Medtronic PLC (b)	38,888	3,140,206
Stryker Corp.	12,540	1,941,694
The Cooper Cos., Inc.	3,800	827,944
		13,982,945
Health Care Providers & Services (3.4%)
Aetna, Inc.	23,836	4,299,776
Anthem, Inc.	10,445	2,350,229
Express Scripts Holding Co. (c)	6,400	477,696
HCA Healthcare, Inc. (c)	6,255	549,439
		7,677,140

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Life Sciences Tools & Services (1.1%)
Agilent Technologies, Inc.	23,446	$1,570,179
Thermo Fisher Scientific, Inc.	5,672	1,076,999
		2,647,178
Pharmaceuticals (4.9%)
GlaxoSmithKline PLC (b)	21,742	388,967
Johnson & Johnson	13,900	1,942,108
Merck & Co., Inc.	83,346	4,689,880
Perrigo Co. PLC (b)	11,632	1,013,845
Pfizer, Inc.	83,324	3,017,995
		11,052,795
Industrials (9.2%)
Aerospace & Defense (1.8%)
The Boeing Co.	10,266	3,027,546
United Technologies Corp.	7,600	969,532
		3,997,078
Air Freight & Logistics (1.0%)
United Parcel Service, Inc. – Class B	18,565	2,212,020
Airlines (1.8%)
American Airlines Group, Inc.	38,715	2,014,341
Delta Air Lines, Inc.	39,286	2,200,016
		4,214,357
Building Products (1.5%)
Fortune Brands Home & Security, Inc.	14,000	958,160
Johnson Controls International PLC (b)	65,179	2,483,972
		3,442,132
Commercial Services & Supplies (0.4%)
Stericycle, Inc. (c)	12,382	841,852
Industrial Conglomerates (1.7%)
Honeywell International, Inc.	16,200	2,484,432
Roper Technologies, Inc.	5,211	1,349,649
		3,834,081
Machinery (0.9%)
Stanley Black & Decker, Inc.	11,600	1,968,404
Road & Rail (0.1%)
CSX Corp.	4,600	253,046
Information Technology (12.1%)
Communications Equipment (1.6%)
Cisco Systems, Inc.	51,300	1,964,790
Harris Corp.	10,875	1,540,444
		3,505,234
Computers & Peripherals (0.4%)
Apple, Inc.	5,862	992,026
	Shares	Value(a)
Electronic Equipment, Instruments & Components (0.9%)
Keysight Technologies, Inc. (c)	29,500	$1,227,200
TE Connectivity, Ltd. (b)	8,352	793,774
		2,020,974
Semiconductors & Semiconductor Equipment (3.3%)
Applied Materials, Inc.	16,532	845,116
Broadcom, Ltd.	12,042	3,093,590
QUALCOMM, Inc.	46,675	2,988,133
Texas Instruments, Inc.	5,900	616,196
		7,543,035
Software (5.9%)
Microsoft Corp.	113,900	9,743,006
Symantec Corp.	65,236	1,830,522
Synopsys, Inc. (c)	19,951	1,700,624
		13,274,152
Materials (3.4%)
Chemicals (1.6%)
CF Industries Holdings, Inc.	28,700	1,220,898
DowDuPont, Inc.	32,332	2,302,685
PPG Industries, Inc.	1,136	132,708
		3,656,291
Construction Materials (0.0%)
Vulcan Materials Co.	596	76,508
Containers & Packaging (1.7%)
Ball Corp.	30,062	1,137,847
International Paper Co.	45,798	2,653,536
		3,791,383
Metals & Mining (0.1%)
Steel Dynamics, Inc.	4,352	187,702
Real Estate (1.2%)
Specialized REITs (1.2%)
Crown Castle International Corp.	16,800	1,864,968
Weyerhaeuser Co.	27,700	976,702
		2,841,670
Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.9%)
Verizon Communications, Inc.	80,200	4,244,986
Utilities (7.9%)
Electric Utilities (6.0%)
American Electric Power Co., Inc.	36,150	2,659,555
Entergy Corp.	9,800	797,622
Eversource Energy	26,581	1,679,388
Exelon Corp.	13,807	544,134
NextEra Energy, Inc.	18,321	2,861,557
PG&E Corp.	22,187	994,643
The Southern Co.	47,700	2,293,893
Westar Energy, Inc.	30,900	1,631,520
		13,462,312

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Gas Utilities (0.2%)
Atmos Energy Corp.	5,540	$475,831
Multi-Utilities (1.7%)
DTE Energy Co.	12,100	1,324,466
NiSource, Inc.	28,400	729,028
Sempra Energy	17,100	1,828,332
		3,881,826
Total common stocks (cost: $193,398,602)		223,272,902
Preferred Stocks (0.7%)
Health Care (0.3%)
Becton Dickinson and Co., 6.125%	8,949	518,147
Utilities (0.4%)
NextEra Energy, Inc., 6.123%	16,937	951,860
Total preferred stocks (cost: $1,286,451)		1,470,007
Short-Term Securities (0.6%)
Investment Companies (0.6%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	499,981	499,981
T. Rowe Price Reserve Investment Fund, current rate 1.250%	946,805	946,805
Total short-term securities (cost: $1,446,786)		1,446,786
Total investments in securities (cost: $196,131,839) (d)		226,189,695
Cash and other assets in excess of liabilities (0.0%)		25,160
Total net assets (100.0%)		$226,214,855

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 10.8% of net assets in foreign securities at December 31, 2017.

(c)  Non-income producing security.

(d)  At December 31, 2017 the cost of investments for federal income tax purposes was $197,339,342. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$31,029,208
Gross unrealized depreciation	(2,178,855)
Net unrealized appreciation	$28,850,353

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
(formerly SFT Pyramis® Core Equity Fund)
Investments in Securities

December 31, 2017

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.5%)
Consumer Discretionary (12.5%)
Hotels, Restaurants & Leisure (2.1%)
Aramark	34,944	$1,493,506
Starbucks Corp.	18,734	1,075,894
		2,569,400
Internet & Catalog Retail (1.3%)
The Priceline Group, Inc. (b)	879	1,527,473
Media (2.3%)
Comcast Corp. – Class A	68,916	2,760,086
Multiline Retail (1.4%)
Dollar Tree, Inc. (b)	15,844	1,700,220
Specialty Retail (2.4%)
O'Reilly Automotive, Inc. (b)	4,695	1,129,335
The TJX Cos., Inc.	23,764	1,816,996
		2,946,331
Textiles, Apparel & Luxury Goods (3.0%)
NIKE, Inc. – Class B	30,786	1,925,664
VF Corp.	22,820	1,688,680
		3,614,344
Consumer Staples (8.2%)
Beverages (2.4%)
Constellation Brands, Inc. – Class A	6,067	1,386,734
Monster Beverage Corp. (b)	23,377	1,479,530
		2,866,264
Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	9,028	1,680,291
Household Products (1.6%)
Colgate-Palmolive Co.	25,606	1,931,973
Personal Care (1.3%)
The Estee Lauder Cos., Inc. – Class A	12,104	1,540,113
Tobacco (1.5%)
Altria Group, Inc.	26,226	1,872,799
Energy (1.8%)
Oil, Gas & Consumable Fuels (1.8%)
Continental Resources, Inc. (b)	4,600	243,662
EOG Resources, Inc.	17,789	1,919,611
		2,163,273
Financial (16.4%)
Commercial Banks (9.7%)
Bank of America Corp.	120,601	3,560,142
Fifth Third Bancorp	33,856	1,027,191
JPMorgan Chase & Co.	32,565	3,482,501
	Shares	Value(a)
M&T Bank Corp.	4,255	$727,562
The PNC Financial Services Group, Inc.	20,616	2,974,683
		11,772,079
Consumer Finance (2.5%)
Capital One Financial Corp.	16,125	1,605,728
Synchrony Financial	36,394	1,405,172
		3,010,900
Insurance (4.2%)
Chubb, Ltd. (c)	16,492	2,409,976
The Allstate Corp.	14,294	1,496,724
XL Group, Ltd. (c)	33,149	1,165,519
		5,072,219
Health Care (15.6%)
Health Care Equipment & Supplies (5.3%)
Abbott Laboratories	24,016	1,370,593
Baxter International, Inc.	24,311	1,571,463
Danaher Corp.	10,065	934,233
Hologic, Inc. (b)	18,445	788,524
Medtronic PLC (c)	21,349	1,723,932
		6,388,745
Health Care Providers & Services (4.4%)
Aetna, Inc.	8,563	1,544,679
Laboratory Corp. of America Holdings (b)	7,767	1,238,914
UnitedHealth Group, Inc.	11,621	2,561,966
		5,345,559
Life Sciences Tools & Services (1.2%)
Thermo Fisher Scientific, Inc.	7,813	1,483,532
Pharmaceuticals (4.7%)
Allergan PLC	6,852	1,120,850
Bristol-Myers Squibb Co.	21,736	1,331,982
Eli Lilly & Co.	20,502	1,731,599
Merck & Co., Inc.	27,094	1,524,580
		5,709,011
Industrials (10.8%)
Aerospace & Defense (2.5%)
General Dynamics Corp.	4,652	946,449
The Boeing Co.	7,032	2,073,807
		3,020,256
Air Freight & Logistics (1.5%)
FedEx Corp.	7,342	1,832,123
Building Products (0.7%)
Fortune Brands Home & Security, Inc.	11,284	772,277
Commercial Services & Supplies (1.0%)
Republic Services, Inc.	18,396	1,243,754

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
(formerly SFT Pyramis® Core Equity Fund)
Investments in Securities – continued

	Shares	Value(a)
Electrical Equipment (1.5%)
AMETEK, Inc.	25,329	$1,835,593
Machinery (2.4%)
Illinois Tool Works, Inc.	9,314	1,554,041
Snap-On, Inc.	7,627	1,329,386
		2,883,427
Professional Services (1.2%)
Equifax, Inc.	5,358	631,815
IHS Markit, Ltd. (b) (c)	17,946	810,262
		1,442,077
Information Technology (23.0%)
Communications Equipment (0.9%)
Motorola Solutions, Inc.	11,615	1,049,299
Computers & Peripherals (4.4%)
Apple, Inc.	22,225	3,761,137
NetApp, Inc.	28,960	1,602,067
		5,363,204
Electronic Equipment, Instruments & Components (0.6%)
CDW Corp.	10,646	739,790
Internet Software & Services (7.9%)
Alphabet, Inc. – Class A (b)	3,122	3,288,715
Alphabet, Inc. – Class C (b)	744	778,522
eBay, Inc. (b)	28,917	1,091,327
Facebook, Inc. – Class A (b)	16,645	2,937,177
GoDaddy, Inc. – Class A (b)	29,371	1,476,774
		9,572,515
IT Services (3.3%)
Mastercard, Inc. – Class A	19,367	2,931,389
Total System Services, Inc.	13,140	1,039,243
		3,970,632
Semiconductors & Semiconductor Equipment (2.5%)
Lam Research Corp.	5,380	990,297
QUALCOMM, Inc.	15,946	1,020,863
Teradyne, Inc.	23,006	963,261
		2,974,421
Software (3.4%)
Microsoft Corp.	27,762	2,374,762
Salesforce.com, Inc. (b)	9,419	962,904
Workday, Inc. – Class A (b)	7,707	784,110
		4,121,776
Materials (3.4%)
Chemicals (2.3%)
DowDuPont, Inc.	18,332	1,305,605
Ecolab, Inc.	11,067	1,484,970
		2,790,575
Containers & Packaging (1.1%)
Crown Holdings, Inc. (b)	24,854	1,398,038
Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.8%)
Verizon Communications, Inc.	41,127	2,176,852
	Shares	Value(a)
Utilities (5.0%)
Electric Utilities (5.0%)
American Electric Power Co., Inc.	27,473	$2,021,189
NextEra Energy, Inc.	15,807	2,468,895
Pinnacle West Capital Corp.	17,780	1,514,500
		6,004,584
Total common stocks (cost: $109,219,928)		119,145,805
Short-Term Securities (1.6%)
Investment Companies (1.6%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.210%	1,901,657	1,901,657
Total short-term securities (cost: $1,901,657)		1,901,657
Total investments in securities (cost: $111,121,585) (d)		121,047,462
Liabilities in excess of cash and other assets (-0.1%)		(156,199)
Total net assets (100.0%)		$120,891,263

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 6.0% of net assets in foreign securities at December 31, 2017.

(d)  At December 31, 2017 the cost of investments for federal income tax purposes was $111,201,256. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$10,511,218
Gross unrealized depreciation	(665,012)
Net unrealized appreciation	$9,846,206

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2017

	SFT Advantus Bond Fund	SFT Advantus Dynamic Managed Volatility Fund		SFT Advantus Government Money Market Fund		SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund	SFT Advantus Managed Volatility Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$390,975,123		$221,319,335		$67,206,823	$226,686,991	$875,133,760	$106,453,874		$263,995,263
Affiliated issuers (note 8)	–		151,194,190		–	–	–	–		–
Cash on demand deposit^,^^^	–		–		–	233,032	4,868	2,458,375		–
Foreign currency on deposit^^	–		–		–	–	–	392,760		–
Receivable:
Fund shares sold	–		40,693		–	713	2,560	–		250,717
Investment securities sold (including paydowns)	–		–		–	156,944	935,115	–		–
Investment securities sold on a when-issued or forward – commitment basis (note 2)	1,842,109		–		–	–	–	–		–
Dividends and accrued interest	2,612,562		1,338,959		69,179	312,492	871,285	743,374		–
Refundable foreign income taxes withheld	–		–		–	–	–	55,086		–
Adviser (note 4)	–		66,769		13,773	–	–	–		35,349
Unrealized appreciation on forward foreign currency contracts	–		–		–	–	–	750,495		–
Prepaid expenses	7,005		7,005		7,005	7,005	8,581	7,005		11,578
Total assets	395,436,799		373,966,951		67,296,780	227,397,177	876,956,169	110,860,969		264,292,907
Liabilities
Due to custodian	–		–		–	–	–	–		–
Payable:
Fund shares repurchased	349,375		–		231,827	231,000	319,476	81,259		–
Investment securities purchased	–		–		–	284,225	308,681	–		2,469,994
Investment securities purchased on a when-issued or forward – commitment basis (note 2)	9,477,460		–		–	–	–	–		–
Adviser	217,706		285,581		45,939	80,637	266,077	103,604		207,847
Variation margin on futures	19,375		506,225		–	42,920	50,321	–		76,924
Variation margin on swaps -	–		–		–	–	–	47,141		–
Accrued expenses	67,500		51,212		38,696	44,903	74,924	230,652		32,153
Unrealized depreciation on forward foreign currency contracts	–		–		–	–	–	2,395,385		–
Put options written at value (premiums of $38,845 for SFT Advantus Managed Volatility Equity Fund)	–		–		–	–	–	–		25,350
Total liabilities	10,131,416		843,018		316,462	683,685	1,019,479	2,858,041		2,812,268
Net assets applicable to outstanding capital stock	$385,305,383		$373,123,933		$66,980,318	$226,713,492	$875,936,690	$108,002,928		$261,480,639
Net Assets Consist of:
Paid in capital**	$328,436,784		$296,435,765		$66,978,252	$37,188,167	$153,273,198	$106,510,874		$225,482,540
Retained earnings (deficit)	56,868,599		76,688,168		2,066	189,525,325	722,663,492	–		35,998,099
Undistributed net investment income (loss)	–		–		–	–	–	1,644,889		–
Accumulated net realized gain (loss)	–		–		–	–	–	1,136,728		–
Net unrealized appreciation (depreciation) on:
Investments	–		–		–	–	–	755,439		–
Foreign currency and forward currency transactions	–		–		–	–	–	(1,678,199)		–
Swaps	–		–		–	–	–	(366,803)		–
Net assets	$385,305,383		$373,123,933		$66,980,318	$226,713,492	$875,936,690	$108,002,928		$261,480,639
Net assets by class:
Class 1	$2,607,852	$	N/A	$	N/A	$6,378,220	$167,661,301	$1,133,941	$	N/A
Class 2	382,697,531		373,123,933		66,980,318	220,335,272	708,275,389	106,868,987		261,480,639
Net asset value per share of outstanding capital stock by class:
Class 1	2.368		N/A		N/A	4.955	10.629	2.533		N/A
Class 2	2.316		14.401		1.000	4.845	10.393	2.477		12.195
* Identified cost
Unaffiliated issuers	$381,954,883		$213,053,043		$67,206,823	$155,123,639	$340,540,276	$105,559,277		$236,921,168
Affiliated issuers	–		107,000,000		–	–	–	–		–
** Shares outstanding by class:
Class 1	1,100,958		N/A		N/A	1,287,185	15,773,873	447,587		N/A
Class 2	165,229,175		25,909,898		66,980,318	45,473,462	68,149,693	43,142,662		21,441,789
^ Collateral for Open Swaps and Forward Foreign Currency Contracts	$–		$–		$–	$–	$–	$2,450,466		$–
^^ Foreign currency on deposit (cost)	$–		$–		$–	$–	$–	$417,635		$–
^^^ Cash collateral for Open Futures Contracts	$–		$–		$–	$222,000	$–	$–		$–

1  Formerly SFT Pyramis® Core Equity Fund

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund		SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund[1]
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$95,439,222	$135,310,906		$504,374,803		$184,454,560		$226,189,695	$121,047,462
Affiliated issuers (note 8)	–	–		–		–		–	–
Cash on demand deposit^,^^^	–	–		–		–		–	–
Foreign currency on deposit^^	–	–		–		–		–	–
Receivable:
Fund shares sold	–	–		–		–		78,902	–
Investment securities sold (including paydowns)	–	813,515		–		–		198,902	–
Investment securities sold on a when-issued or forward – commitment basis (note 2)	–	–		–		–		–	–
Dividends and accrued interest	240,880	626,703		604,645		19,374		341,475	112,572
Refundable foreign income taxes withheld	–	–		–		–		20,394	–
Adviser (note 4)	–	–		–		–		–	–
Unrealized appreciation on forward foreign currency contracts	–	–		–		–		–	–
Prepaid expenses	7,005	7,005		7,005		7,157		7,005	7,005
Total assets	95,687,107	136,758,129		504,986,453		184,481,091		226,836,373	121,167,039
Liabilities
Due to custodian	424	–		–		–		–	–
Payable:
Fund shares repurchased	79,067	42,333		105,293		40,034		–	26,012
Investment securities purchased	–	610,182		–		–		399,353	116,678
Investment securities purchased on a when-issued or forward – commitment basis (note 2)	7,785,342	–		–		–		–	–
Adviser	52,426	113,532		399,320		175,830		183,922	97,456
Variation margin on futures	4,125	–		–		–		–	–
Variation margin on swaps -	–	–		–		–		–	–
Accrued expenses	44,117	36,917		44,579		32,363		38,243	35,630
Unrealized depreciation on forward foreign currency contracts	–	–		–		–		–	–
Put options written at value (premiums of $38,845 for SFT Advantus Managed Volatility Equity Fund)	–	–		–		–		–	–
Total liabilities	7,965,501	802,964		549,192		248,227		621,518	275,776
Net assets applicable to outstanding capital stock	$87,721,606	$135,955,165		$504,437,261		$184,232,864		$226,214,855	$120,891,263
Net Assets Consist of:
Paid in capital**	$103,041,862	$42,203,286		$287,727,840		$107,707,433		$153,918,226	$76,214,935
Retained earnings (deficit)	(15,320,256)	93,751,879		216,709,421		76,525,431		72,296,629	44,676,328
Undistributed net investment income (loss)	–	–		–		–		–	–
Accumulated net realized gain (loss)	–	–		–		–		–	–
Net unrealized appreciation (depreciation) on:
Investments	–	–		–		–		–	–
Foreign currency and forward currency transactions	–	–		–		–		–	–
Swaps	–	–		–		–		–	–
Net assets	$87,721,606	$135,955,165		$504,437,261		$184,232,864		$226,214,855	$120,891,263
Net assets by class:
Class 1	$262,936	$3,582,948	$	N/A	$	N/A	$	N/A	$706,384
Class 2	87,458,670	132,372,217		504,437,261		184,232,864		226,214,855	120,184,879
Net asset value per share of outstanding capital stock by class:
Class 1	1.966	4.781		N/A		N/A		N/A	14.369
Class 2	1.923	4.674		15.662		15.802		13.933	14.238
* Identified cost
Unaffiliated issuers	$95,033,781	$127,878,507		$355,272,343		$139,856,796		$196,131,839	$111,121,585
Affiliated issuers	–	–		–		–		–	–
** Shares outstanding by class:
Class 1	133,717	749,490		N/A		N/A		N/A	49,161
Class 2	45,488,841	28,320,311		32,208,674		11,658,878		16,235,342	8,441,246
^ Collateral for Open Swaps and Forward Foreign Currency Contracts	$–	$–		$–		$–		$–	$–
^^ Foreign currency on deposit (cost)	$–	$–		$–		$–		$–	$–
^^^ Cash collateral for Open Futures Contracts	$–	$–		$–		$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2017

	SFT Advantus Bond Fund	SFT Advantus Dynamic Managed Volatility Fund	SFT Advantus Government Money Market Fund	SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund	SFT Advantus Managed Volatility Equity Fund
Income:
Interest[1]	$13,025,437	$4,724,410	$648,392	$–	$–	$5,609,945	$–
Dividends	130,010	779,645	4,393	3,214,942	16,253,154	53,640	5,153,068
Foreign tax withholding	–	–	–	(1,528)	(111)	(184,169)	–
Total investment income	13,155,447	5,504,055	652,785	3,213,414	16,253,043	5,479,416	5,153,068
Expenses (note 4):
Investment advisory fee	1,524,342	2,137,953	216,808	330,470	1,208,273	665,137	1,467,127
Rule 12b-1 fees	946,800	822,290	180,673	537,837	1,640,758	274,248	564,279
Audit and accounting services	208,576	153,886	142,265	111,687	193,753	156,661	86,805
Administrative services fee	49,231	31,804	47,817	25,200	25,200	84,368	29,801
Legal fees	29,258	29,400	21,459	18,339	36,401	17,811	18,075
Custodian fees	14,940	14,038	9,977	22,514	19,585	111,120	14,062
Printing and shareholder reports	12,520	13,969	13,450	12,385	12,385	12,525	13,613
Trustee's fees	19,308	19,308	19,308	19,308	19,308	19,308	19,308
S&P Licensing fee	–	–	–	22,156	59,594	–	–
Insurance	8,294	8,294	8,295	8,294	8,294	8,294	8,146
Other	15,704	2,676	5,037	8,663	26,170	5,663	5,568
Total expenses before fees waived	2,828,973	3,233,618	665,089	1,116,853	3,249,721	1,355,135	2,226,784
Less fees waived (note 4)	–	(602,045)	(104,208)	–	–	–	(421,177)
Total expenses net of fees waived	2,828,973	2,631,573	560,881	1,116,853	3,249,721	1,355,135	1,805,607
Net investment income	10,326,474	2,872,482	91,904	2,096,561	13,003,322	4,124,281	3,347,461
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	3,850,913	(1,648,413)	–	19,147,588	16,808,858	1,990,164	(121,031)
Written options transactions	–	101,223	–	–	–	–	307,649
Swaps	–	–	–	–	–	(261,906)	–
Foreign forward currency contracts	–	–	–	–	–	(667,943)	–
Foreign currency transactions	–	–	–	(211)	–	(435,607)	–
Net increase from litigation payments	39,418	–	–	735	4,265	4,845	–
Futures transactions	(41,756)	19,751,912	–	755,387	2,004,359	–	3,108,348
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	3,289,132	7,136,179	–	9,783,764	123,751,582	2,905,414	27,412,174
Affiliated issuers (note 8)	–	26,793,604	–	–	–	–	–
Options written	–	(34,774)	–	–	–	–	13,495
Swaps	–	–	–	–	–	(71,272)	–
Translation of assets and liabilities in foreign currency	–	–	–	–	–	(20,785)	–
Foreign forward currency contracts	–	–	–	–	–	(6,269,712)	–
Futures transactions	(67,252)	(719,523)	–	305,298	(50,942)	–	(140,583)
Net gains (losses) on investments	7,070,455	51,380,208	–	29,992,561	142,518,122	(2,826,802)	30,580,052
Net increase (decrease) in net assets resulting from operations	$17,396,929	$54,252,690	$91,904	$32,089,122	$155,521,444	$1,297,479	$33,927,513

1  All income is from unaffiliated issuers.

2  Formerly SFT Pyramis® Core Equity Fund

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT IvySM Growth Fund	SFT IvySM Small Cap Growth Fund	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund[2]
Income:
Interest[1]	$2,488,232	$–	$39,487	$48,759	$6,809	$3,340
Dividends	65,938	3,685,185	5,430,409	705,071	4,995,260	1,761,204
Foreign tax withholding	–	–	(54,804)	–	(123,461)	(7,830)
Total investment income	2,554,170	3,685,185	5,415,092	753,830	4,878,608	1,756,714
Expenses (note 4):
Investment advisory fee	359,823	974,903	3,213,778	1,465,443	1,469,692	763,082
Rule 12b-1 fees	224,235	339,960	1,199,307	431,013	548,392	291,569
Audit and accounting services	109,051	105,578	138,674	94,605	95,128	100,495
Administrative services fee	46,458	25,201	25,201	25,201	26,029	25,201
Legal fees	32,666	18,339	18,339	18,339	18,339	39,610
Custodian fees	14,179	13,696	14,321	17,163	47,504	19,794
Printing and shareholder reports	12,585	12,385	12,424	11,322	12,424	13,674
Trustee's fees	19,308	19,308	19,308	19,308	19,308	19,308
S&P Licensing fee	–	–	–	–	–	–
Insurance	8,294	8,294	8,294	8,294	8,294	8,294
Other	5,414	7,706	18,113	8,386	10,087	7,742
Total expenses before fees waived	832,013	1,525,370	4,667,759	2,099,074	2,255,197	1,288,769
Less fees waived (note 4)	–	–	–	–	–	–
Total expenses net of fees waived	832,013	1,525,370	4,667,759	2,099,074	2,255,197	1,288,769
Net investment income	1,722,157	2,159,815	747,333	(1,345,244)	2,623,411	467,945
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	(278,276)	6,432,149	32,361,805	13,252,837	24,257,608	21,810,519
Written options transactions	–	–	–	–	–	–
Swaps	–	–	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–	–
Foreign currency transactions	–	–	620	–	401	–
Net increase from litigation payments	38,773	–	–	–	–	–
Futures transactions	6,938	–	–	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	261,465	(1,281,847)	88,764,916	26,975,755	10,605,710	233,193
Affiliated issuers (note 8)	–	–	–	–	–	–
Options written	–	–	–	–	–	–
Swaps	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	(253)	–	1,820	–
Foreign forward currency contracts	–	–	–	–	–	–
Futures transactions	13,751	–	–	–	–	–
Net gains (losses) on investments	42,651	5,150,302	121,127,088	40,228,592	34,865,539	22,043,712
Net increase (decrease) in net assets resulting from operations	$1,764,808	$7,310,117	$121,874,421	$38,883,348	$37,488,950	$22,511,657

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2017 and year ended December 31, 2016

	SFT Advantus Bond Fund		SFT Advantus Dynamic Managed Volatility Fund		SFT Advantus Government Money Market Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income	$10,326,474	$10,257,605	$2,872,482	$1,836,988	$91,904	$–
Net realized gains (losses) on investments	3,848,575	2,981,626	18,204,722	809,167	–	41,658
Net change in unrealized appreciation or depreciation of investments	3,221,880	3,526,165	33,175,486	17,592,027	–	–
Net increase (decrease) in net assets resulting from operations	17,396,929	16,765,396	54,252,690	20,238,182	91,904	41,658
Distributions to shareholders:
From net investment income
Class 2	–	–	–	–	(91,904)	–
Decrease in net assets from distributions	–	–	–	–	(91,904)	–
Capital stock transactions:
Proceeds from sales
Class 1	626,191	1,071,196	–	–	–	–
Class 2	14,703,357	9,479,053	44,777,384	64,812,698	20,785,779	25,360,844
Value of distributions reinvested
Class 2	–	–	–	–	91,904	–
Payments for redemption of shares
Class 1	(242,838)	(5,524,161)	–	–	–	–
Class 2	(17,446,671)	(40,699,918)	(6,906,214)	(8,037,442)	(31,692,159)	(36,436,264)
Increase (decrease) in net assets from capital stock transactions	(2,359,961)	(35,673,830)	37,871,170	56,775,256	(10,814,476)	(11,075,420)
Total increase (decrease) in net assets	15,036,968	(18,908,434)	92,123,860	77,013,438	(10,814,476)	(11,033,762)
Net assets at beginning of period	370,268,415	389,176,849	281,000,073	203,986,635	77,794,794	88,828,556
Net assets at end of period	$385,305,383	$370,268,415	$373,123,933	$281,000,073	$66,980,318	$77,794,794
Undistributed net investment income (loss)	–	–	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	269,388	476,305	–	–	–	–
Class 2	6,471,805	4,276,897	3,410,058	5,546,365	20,785,779	25,360,844
Issued on reinvestment of distributions
Class 2	–	–	–	–	91,904	–
Payments for redemption of shares
Class 1	(104,498)	(2,434,351)	–	–	–	–
Class 2	(7,644,483)	(18,517,648)	(513,222)	(704,549)	(31,692,159)	(36,436,264)
Net change from capital transactions	(1,007,788)	(16,198,797)	2,896,836	4,841,816	(10,814,476)	(11,075,420)

See accompanying notes to financial statements.

	SFT Advantus Index 400 Mid-Cap Fund		SFT Advantus Index 500 Fund
	2017	2016	2017	2016
Operations:
Net investment income	$2,096,561	$2,154,803	$13,003,322	$12,315,556
Net realized gains (losses) on investments	19,903,499	24,002,929	18,817,482	18,407,677
Net change in unrealized appreciation or depreciation of investments	10,089,062	11,220,259	123,700,640	46,532,642
Net increase (decrease) in net assets resulting from operations	32,089,122	37,377,991	155,521,444	77,255,875
Distributions to shareholders:
From net investment income
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	1,499,601	2,482,226	5,775,147	39,781,486
Class 2	4,898,352	15,063,744	13,635,718	19,868,185
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(199,990)	(16,796,206)	(274,673)	(30,547,533)
Class 2	(30,271,297)	(21,994,165)	(41,531,047)	(50,827,160)
Increase (decrease) in net assets from capital stock transactions	(24,073,334)	(21,244,401)	(22,394,855)	(21,725,022)
Total increase (decrease) in net assets	8,015,788	16,133,590	133,126,589	55,530,853
Net assets at beginning of period	218,697,704	202,564,114	742,810,101	687,279,248
Net assets at end of period	$226,713,492	$218,697,704	$875,936,690	$742,810,101
Undistributed net investment income (loss)	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	328,196	656,440	593,588	4,902,663
Class 2	1,113,440	3,859,189	1,423,520	2,470,698
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(44,438)	(4,394,872)	(29,209)	(3,770,199)
Class 2	(6,797,130)	(5,895,049)	(4,407,339)	(6,344,595)
Net change from capital transactions	(5,399,932)	(5,774,292)	(2,419,440)	(2,741,433)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2017 and year ended December 31, 2016

	SFT Advantus International Bond Fund		SFT Advantus Managed Volatility Equity Fund		SFT Advantus Mortgage Securities Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income	$4,124,281	$2,660,438	$3,347,461	$2,708,194	$1,722,157	$1,730,720
Net realized gains (losses) on investments	629,553	(11,053,944)	3,294,966	(760,203)	(232,565)	43,490
Net change in unrealized appreciation or depreciation of investments	(3,456,355)	11,699,367	27,285,086	(25,929)	275,216	(477,313)
Net increase (decrease) in net assets resulting from operations	1,297,479	3,305,861	33,927,513	1,922,062	1,764,808	1,296,897
Distributions to shareholders:
From net investment income
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	199,736	192,546	–	–	46,632	110,281
Class 2	3,523,068	2,867,716	54,031,240	173,343,080	2,321,219	4,985,962
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(177,606)	(116,726)	–	–	(58,630)	(778,863)
Class 2	(7,845,215)	(8,775,824)	(26,615,898)	(641,406)	(7,882,052)	(8,499,819)
Increase (decrease) in net assets from capital stock transactions	(4,300,017)	(5,832,288)	27,415,342	172,701,674	(5,572,831)	(4,182,439)
Total increase (decrease) in net assets	(3,002,538)	(2,526,427)	61,342,855	174,623,736	(3,808,023)	(2,885,542)
Net assets at beginning of period	111,005,466	113,531,893	200,137,784	25,514,048	91,529,629	94,415,171
Net assets at end of period	$108,002,928	$111,005,466	$261,480,639	$200,137,784	$87,721,606	$91,529,629
Undistributed net investment income (loss)	1,644,889	(4,915,077)	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	77,984	80,466	–	–	23,922	57,106
Class 2	1,406,182	1,224,266	4,755,843	16,619,423	1,219,474	2,624,654
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(69,554)	(48,297)	–	–	(30,102)	(399,174)
Class 2	(3,131,653)	(3,722,946)	(2,406,045)	(62,561)	(4,128,205)	(4,469,887)
Net change from capital transactions	(1,717,041)	(2,466,511)	2,349,798	16,556,862)	(2,914,911)	(2,187,301)

See accompanying notes to financial statements.

	SFT Advantus Real Estate Securities Fund		SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income	$2,159,815	$2,148,779	$747,333	$1,290,382	$(1,345,244)	$(1,022,702)
Net realized gains (losses) on investments	6,432,149	19,378,674	32,362,425	18,696,419	13,252,837	13,489,268
Net change in unrealized appreciation or depreciation of investments	(1,281,847)	(14,560,817)	88,764,663	(16,646,407)	26,975,755	16,850,153
Net increase (decrease) in net assets resulting from operations	7,310,117	6,966,636	121,874,421	3,340,394	38,883,348	29,316,719
Distributions to shareholders:
From net investment income
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	739,204	1,216,024	–	–	–	–
Class 2	12,579,024	6,915,526	1,677,876	1,697,051	1,550,904	3,486,016
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(422,188)	(5,480,644)	–	–	–	–
Class 2	(30,474,526)	(15,300,382)	(58,099,636)	(45,133,736)	(19,495,781)	(14,973,753)
Increase (decrease) in net assets from capital stock transactions	(17,578,486)	(12,649,476)	(56,421,760)	(43,436,685)	(17,944,877)	(11,487,737)
Total increase (decrease) in net assets	(10,268,369)	(5,682,840)	65,452,661	(40,096,291)	20,938,471	17,828,982
Net assets at beginning of period	146,223,534	151,906,374	438,984,600	479,080,891	163,294,393	145,465,411
Net assets at end of period	$135,955,165	$146,223,534	$504,437,261	$438,984,600	$184,232,864	$163,294,393
Undistributed net investment income (loss)	–	–	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	158,943	271,256	–	–	–	–
Class 2	2,775,497	1,555,728	123,273	149,149	108,507	291,775
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(91,140)	(1,150,736)	–	–	–	–
Class 2	(6,723,222)	(3,450,344)	(4,133,610)	(3,815,228)	(1,397,740)	(1,311,293)
Net change from capital transactions	(3,879,922)	(2,774,096)	(4,010,337)	(3,666,079)	(1,289,233)	(1,019,518)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2017 and year ended December 31, 2016

	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund[1]
	2017	2016	2017	2016
Operations:
Net investment income	$2,623,411	$3,218,733	$467,945	$649,241
Net realized gains (losses) on investments	24,258,009	4,653,139	21,810,519	(870,564)
Net change in unrealized appreciation or depreciation of investments	10,607,530	12,604,688	233,193	5,750,668
Net increase (decrease) in net assets resulting from operations	37,488,950	20,476,560	22,511,657	5,529,345
Distributions to shareholders:
From net investment income
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	136,444	140,311
Class 2	10,721,941	2,353,560	371,896	900,567
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(273,237)	(65,854)
Class 2	(30,508,819)	(22,014,912)	(16,350,148)	(20,893,360)
Increase (decrease) in net assets from capital stock transactions	(19,786,878)	(19,661,352)	(16,115,045)	(19,918,336)
Total increase (decrease) in net assets	17,702,072	815,208	6,396,612	(14,388,991)
Net assets at beginning of period	208,512,783	207,697,575	114,494,651	128,883,642
Net assets at end of period	$226,214,855	$208,512,783	$120,891,263	$114,494,651
Undistributed net investment income (loss)	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	–	–	10,383	12,504
Class 2	875,479	217,525	29,187	83,279
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(19,999)	(5,857)
Class 2	(2,390,120)	(2,030,629)	(1,268,569)	(1,843,703)
Net change from capital transactions	(1,514,641)	(1,813,104)	(1,248,998)	(1,753,777)

1  Formerly SFT Pyramis® Core Equity Fund

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Advantus Bond Fund

	Class 1 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$2.257	$2.157	$2.148	$2.016	$2.024
Income from investment operations:
Net investment income (a)	.069	.066	.066	.064	.060
Net gains (losses) (both realized and unrealized)	.042	.034	(.057)	.068	(.068)
Total from investment operations	.111	.100	.009	.132	(.008)
Net asset value, end of period	$2.368	$2.257	$2.157	$2.148	$2.016
Total return (b)	4.95%	4.63%	0.41%	6.56%	(0.40)%
Net assets, end of period (in thousands)	$2,608	$2,113	$6,243	$5,402	$4,414
Ratios to average net assets:
Expenses (c)	.49%	.49%	.49%	.49%	.51%
Net investment income	2.96%	2.97%	3.03%	3.07%	2.96%
Portfolio turnover rate (excluding short-term securities)	159.8%	249.6%	179.3%	193.5%	235.8%
	Class 2 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$2.212	$2.120	$2.117	$1.991	$2.004
Income from investment operations:
Net investment income (a)	.062	.059	.059	.058	.054
Net gains (losses) (both realized and unrealized)	.042	.033	(.056)	.068	(.067)
Total from investment operations	.104	.092	.003	.126	(.013)
Net asset value, end of period	$2.316	$2.212	$2.120	$2.117	$1.991
Total return (b)	4.69%	4.37%	0.16%	6.29%	(0.65)%
Net assets, end of period (in thousands)	$382,697	$368,156	$382,934	$368,926	$356,034
Ratios to average net assets:
Expenses (c)	.74%	.74%	.74%	.74%	.76%
Net investment income	2.71%	2.68%	2.78%	2.82%	2.71%
Portfolio turnover rate (excluding short-term securities)	159.8%	249.6%	179.3%	193.5%	235.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Dynamic Managed Volatility Fund

	Class 2 Shares
	Year or period ended December 31,
	2017	2016	2015	2014	2013(a)
Net asset value, beginning of period	$12.210	$11.226	$11.603	$10.731	$10.000
Income from investment operations:
Net investment income (b)	0.116	.091	.082	.039	.008
Net realized and unrealized gain(loss) on investments	2.075	.893	(.459)	.833	.723
Total from investment operations	2.191	.984	(.377)	.872	.731
Net asset value, end of period	$14.401	$12.210	$11.226	$11.603	$10.731
Total return (c)	17.94%	8.77%	(3.25)%	8.12%	7.31%
Net assets, end of period (in thousands)	$373,124	$281,000	$203,987	$131,047	$52,931
Ratios to average net assets:
Expenses before waiver (d)	.98%	1.00%	1.02%	1.19%	1.37	%(e)
Expenses net of waiver (d)(f)	.80%	.80%	.80%	.80%	.80	%(e)
Net investment income	.87%	.79%	.71%	.35%	.12	%(e)
Portfolio turnover rate (excluding short-term securities)	1.7%	1.4%	5.1%	1.5%	32.1%

(a)  The Fund commenced operations on May 1, 2013.

(b)  Based on average shares outstanding during the year or period.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Government Money Market Fund

	Class 2 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	.001	–	–	–	–
Net realized and unrealized gain(loss) on investments	–	–	–	–	–
Total from investment operations	1.001	1.000	1.000	1.000	1.000
Less distributions:
Distributions from net investment income	(.001)	–	–	–	–
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	0.13%	–%	–%	–%	–%
Net assets, end of period (in thousands)	$66,980	$77,795	$88,829	$86,904	$89,423
Ratios to average net assets:
Expenses before waiver	.92%	.91%	.85%	.83%	.86%
Expenses net of waiver (c)(d)	.78%	.36%	.12%	.10%	.13%
Net investment income	.13%	–%	–%	–%	–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$4.275	$3.553	$3.640	$3.324	$2.497
Income from investment operations:
Net investment income (a)	.055	.045	.046	.040	.034
Net realized and unrealized gain(loss) on investments	.625	.677	(.133)	.276	.793
Total from investment operations	.680	.722	(.087)	.316	.827
Net asset value, end of period	$4.955	$4.275	$3.553	$3.640	$3.324
Total return (b)	15.90%	20.34%	(2.39)%	9.51%	33.11%
Net assets, end of period (in thousands)	$6,378	$4,290	$16,847	$15,418	$12,802
Ratios to average net assets:
Expenses (c)	.26%	.26%	.26%	.25%	.28%
Net investment income	1.21%	1.24%	1.24%	1.15%	1.15%
Portfolio turnover rate (excluding short-term securities)	16.6%	18.5%	16.1%	12.0%	9.3%
	Class 2 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$4.191	$3.491	$3.586	$3.283	$2.472
Income from investment operations:
Net investment income (a)	.042	.039	.036	.030	.025
Net realized and unrealized gain(loss) on investments	.612	.661	(.131)	.273	.786
Total from investment operations	.654	.700	(.095)	.303	.811
Net asset value, end of period	$4.845	$4.191	$3.491	$3.586	$3.283
Total return (b)	15.61%	20.04%	(2.63)%	9.24%	32.78%
Net assets, end of period (in thousands)	$220,335	$214,408	$185,717	$218,305	$215,884
Ratios to average net assets:
Expenses (c)	.51%	.51%	.51%	.50%	.53%
Net investment income	.95%	1.06%	.98%	.89%	.87%
Portfolio turnover rate (excluding short-term securities)	16.6%	18.5%	16.1%	12.0%	9.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.745	$7.829	$7.737	$6.822	$5.167
Income from investment operations:
Net investment income (a)	.175	.160	.147	.132	.115
Net realized and unrealized gain(loss) on investments	1.709	.756	(.055)	.783	1.540
Total from investment operations	1.884	.916	.092	.915	1.655
Net asset value, end of period	$10.629	$8.745	$7.829	$7.737	$6.822
Total return (b)	21.54%	11.72%	1.18%	13.41%	32.04%
Net assets, end of period (in thousands)	$167,661	$133,014	$110,210	$60,909	$36,387
Ratios to average net assets:
Expenses (c)	.20%	.20%	.21%	.21%	.22%
Net investment income	1.82%	1.97%	1.88%	1.83%	1.88%
Portfolio turnover rate (excluding short-term securities)	2.7%	3.5%	6.1%	4.8%	4.5%
	Class 2 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.573	$7.693	$7.622	$6.737	$5.115
Income from investment operations:
Net investment income (a)	.148	.136	.124	.110	.095
Net realized and unrealized gain(loss) on investments	1.672	.744	(.053)	.775	1.527
Total from investment operations	1.820	.880	.071	.885	1.622
Net asset value, end of period	$10.393	$8.573	$7.693	$7.622	$6.737
Total return (b)	21.23%	11.44%	0.93%	13.13%	31.71%
Net assets, end of period (in thousands)	$708,275	$609,796	$577,069	$585,532	$540,439
Ratios to average net assets:
Expenses (c)	.45%	.45%	.46%	.46%	.47%
Net investment income	1.57%	1.72%	1.61%	1.56%	1.59%
Portfolio turnover rate (excluding short-term securities)	2.7%	3.5%	6.1%	4.8%	4.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$2.499	$2.418	$2.517	$2.468	$2.464
Income from investment operations:
Net investment income (a)	.102	.064	.063	.074	.078
Net realized and unrealized gain(loss) on investments	(.068)	.017	(.162)	(.025)	(.074)
Total from investment operations	.034	.081	(.099)	.049	.004
Net asset value, end of period	$2.533	$2.499	$2.418	$2.517	$2.468
Total return (b)	1.38%	3.35%	(3.92)%	1.96%	0.17%
Net assets, end of period (in thousands)	$1,134	$1,097	$984	$938	$756
Ratios to average net assets:
Expenses (c)	.98%	1.00%	.89%	.86%	.87%
Net investment income	3.97%	2.67%	2.55%	2.93%	3.18%
Portfolio turnover rate (excluding short-term securities)	58.7%	54.0%	42.4%	19.3%	17.7%
	Class 2 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$2.450	$2.376	$2.479	$2.438	$2.440
Income from investment operations:
Net investment income (a)	.093	.057	.056	.067	.071
Net realized and unrealized gain(loss) on investments	(.066)	.017	(.159)	(.026)	(.073)
Total from investment operations	.027	.074	(.103)	.041	(.002)
Net asset value, end of period	$2.477	$2.450	$2.376	$2.479	$2.438
Total return (b)	1.12%	3.09%	(4.16)%	1.70%	(0.08)%
Net assets, end of period (in thousands)	$106,869	$109,908	$112,548	$124,174	$128,885
Ratios to average net assets:
Expenses (c)	1.23%	1.24%	1.14%	1.11%	1.12%
Net investment income	3.72%	2.42%	2.29%	2.69%	2.92%
Portfolio turnover rate (excluding short-term securities)	58.7%	54.0%	42.4%	19.3%	17.7%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Managed Volatility Equity Fund

	Class 2 Shares
	Year or period ended December 31,
	2017	2016	2015(a)
Net asset value, beginning of period	$10.483	$10.064	$10.000
Income from investment operations:
Net investment income (b)	.169	.253	.066
Net realized and unrealized gain(loss) on investments	1.543	.166	(.002)
Total from investment operations	1.712	.419	.064
Net asset value, end of period	$12.195	$10.483	$10.064
Total return (c)	16.33%	4.16%	0.64%
Net assets, end of period (in thousands)	$261,481	$200,138	$25,514
Ratios to average net assets:
Expenses before waiver (d)	.99%	1.09%	2.28	%(e)
Expenses net of waiver (f)	.80%	.80%	.80	%(e)
Net investment income	1.48%	2.43%	5.53	%(e)
Portfolio turnover rate (excluding short-term securities)	9.2%	8.5%	–%

(a)  The Fund commenced operations on November 18, 2015.

(b)  Based on average shares outstanding during the year or period.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Mortgage Securities Fund

	Class 1 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.924	$1.894	$1.835	$1.731	$1.761
Income from investment operations:
Net investment income (a)	.042	.042	.042	.031	.029
Net realized and unrealized gain(loss) on investments	–	(.012)	.017	.073	(.059)
Total from investment operations	.042	.030	.059	.104	(.030)
Net asset value, end of period	$1.966	$1.924	$1.894	$1.835	$1.731
Total return (b)	2.22%	1.58%	3.21%	6.03%	(1.73)%
Net assets, end of period (in thousands)	$263	$269	$913	$813	$985
Ratios to average net assets:
Expenses (c)	.68%	.65%	.64%	.63%	.68%
Net investment income	2.16%	2.18%	2.25%	1.73%	1.67%
Portfolio turnover rate (excluding short-term securities)	157.9%	85.8%	141.4%	232.2%	370.7%
	Class 2 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.886	$1.861	$1.808	$1.709	$1.744
Income from investment operations:
Net investment income (a)	.037	.035	.037	.026	.025
Net realized and unrealized gain(loss) on investments	–	(.010)	.016	.073	(.060)
Total from investment operations	.037	.025	.053	.099	(.035)
Net asset value, end of period	$1.923	$1.886	$1.861	$1.808	$1.709
Total return (b)	1.96%	1.32%	2.95%	5.76%	(1.98)%
Net assets, end of period (in thousands)	$87,459	$91,261	$93,502	$97,348	$95,570
Ratios to average net assets:
Expenses (c)	.93%	.90%	.89%	.88%	.93%
Net investment income	1.91%	1.83%	2.00%	1.48%	1.44%
Portfolio turnover rate (excluding short-term securities)	157.9%	85.8%	141.4%	232.2%	370.7%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$4.526	$4.324	$4.108	$3.143	$3.100
Income from investment operations:
Net investment income (a)	.081	.074	.066	.062	.050
Net realized and unrealized gain(loss) on investments	.174	.128	.150	.903	(.007)
Total from investment operations	.255	.202	.216	.965	.043
Net asset value, end of period	$4.781	$4.526	$4.324	$4.108	$3.143
Total return (b)	5.63%	4.66%	5.25%	30.70%	1.40%
Net assets, end of period (in thousands)	$3,583	$3,085	$6,750	$5,489	$3,713
Ratios to average net assets:
Expenses (c)	.85%	.82%	.84%	.85%	.90%
Net investment income	1.75%	1.68%	1.59%	1.70%	1.55%
Portfolio turnover rate (excluding short-term securities)	75.4%	78.0%	65.8%	85.4%	39.8%
	Class 2 Shares
	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$4.436	$4.249	$4.047	$3.104	$3.069
Income from investment operations:
Net investment income (a)	.070	.063	.053	.050	.038
Net realized and unrealized gain(loss) on investments	.168	.124	.149	.893	(.003)
Total from investment operations	.238	.187	.202	.943	.035
Net asset value, end of period	$4.674	$4.436	$4.249	$4.047	$3.104
Total return (b)	5.37%	4.40%	4.99%	30.37%	1.15%
Net assets, end of period (in thousands)	$132,372	$143,139	$145,156	$141,391	$112,753
Ratios to average net assets:
Expenses (c)	1.10%	1.08%	1.09%	1.10%	1.15%
Net investment income	1.55%	1.43%	1.30%	1.40%	1.18%
Portfolio turnover rate (excluding short-term securities)	75.4%	78.0%	65.8%	85.4%	39.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Growth Fund

	Class 2 Shares
	Year or period ended December 31,
	2017	2016	2015	2014(a)
Net asset value, beginning of period	$12.120	$12.012	$11.253	$10.000
Income from investment operations:
Net investment income (b)	.022	.034	.001	.011
Net realized and unrealized gain on investments	3.520	.074	.758	1.242
Total from investment operations	3.542	.108	.759	1.253
Net asset value, end of period	$15.662	$12.120	$12.012	$11.253
Total return (c)	29.22%	0.91%	6.74%	12.53%
Net assets, end of period (in thousands)	$504,437	$438,985	$479,081	$500,575
Ratios to average net assets:
Expenses (d)	.97%	.98%	.97%	.96	%(e)
Net investment income	.16%	.29%	.01%	.15	%(e)
Portfolio turnover rate (excluding short-term securities)	40.5%	52.5%	31.6%	44.7%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year or period.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Small Cap Growth Fund

	Class 2 Shares
	Year or period ended December 31,
	2017	2016	2015	2014(a)
Net asset value, beginning of period	$12.611	$10.414	$10.810	$10.000
Income from investment operations:
Net investment income (b)	(.111)	(.076)	(.090)	(.048)
Net realized and unrealized gain(loss) on investments	3.302	2.273	(.306)	.858
Total from investment operations	3.191	2.197	(.396)	.810
Net asset value, end of period	$15.802	$12.611	$10.414	$10.810
Total return (c)	25.30%	21.10%	(3.66)%	8.10%
Net assets, end of period (in thousands)	$184,233	$163,294	$145,465	$182,284
Ratios to average net assets:
Expenses (d)	1.22%	1.24%	1.19%	1.22	%(e)
Net investment income	(.78)%	(.68)%	(.80)%	(.71	)%(e)
Portfolio turnover rate (excluding short-term securities)	54.4%	99.2%	65.4%	115.8%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year or period.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year or period ended December 31,
	2017	2016	2015	2014(a)
Net asset value, beginning of period	$11.747	$10.617	$10.836	$10.000
Income from investment operations:
Net investment income (b)	.153	.173	.119	.077
Net gains (losses) (both realized and unrealized)	2.033	.957	(.338)	.759
Total from investment operations	2.186	1.130	(.219)	.836
Net asset value, end of period	$13.933	$11.747	$10.617	$10.836
Total return (c)	18.61%	10.65%	(2.02)%	8.36%
Net assets, end of period (in thousands)	$226,215	$208,513	$207,698	$233,202
Ratios to average net assets:
Expenses (d)	1.03%	1.03%	1.01%	1.02	%(e)
Net investment income	1.20%	1.59%	1.10%	1.10	%(e)
Portfolio turnover rate (excluding short-term securities)	90.4%	102.9%	65.0%	105.1%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year or period.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund
(Formerly SFT Pyramis® Core Equity Fund)

	Class 1 Shares
	Year or period ended December 31,
	2017	2016	2015	2014(a)
Net asset value, beginning of period	$11.834	$11.261	$11.148	$10.000
Income from investment operations:
Net investment income (b)	.084	.089	.075	.053
Net realized and unrealized gain on investments	2.451	.484	.038	1.095
Total from investment operations	2.535	.573	.113	1.148
Net asset value, end of period	$14.369	$11.834	$11.261	$11.148
Total return (c)	21.42%	5.09%	1.01%	11.48%
Net assets, end of period (in thousands)	$706	$696	$587	$663
Ratios to average net assets:
Expenses (d)	.85%	.80%	.78%	.86	%(e)
Net investment income	.64%	.80%	.66%	.74	%(e)
Portfolio turnover rate (excluding short-term securities)	138.0%	88.8%	84.6%	54.2%
	Class 2 Shares
	Year or period ended December 31,
	2017	2016	2015	2014(a)
Net asset value, beginning of period	$11.755	$11.214	$11.129	$10.000
Income from investment operations:
Net investment income (b)	.051	.060	.046	.035
Net realized and unrealized gain on investments	2.432	.481	.039	1.094
Total from investment operations	2.483	.541	.085	1.129
Net asset value, end of period	$14.238	$11.755	$11.214	$11.129
Total return (c)	21.12%	4.83%	0.76%	11.29%
Net assets, end of period (in thousands)	$120,185	$113,799	$128,297	$141,272
Ratios to average net assets:
Expenses (d)	1.10%	1.05%	1.03%	1.11	%(e)
Net investment income	.40%	.54%	.41%	.49	%(e)
Portfolio turnover rate (excluding short-term securities)	138.0%	88.8%	84.6%	54.2%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year or period.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Notes to Financial Statements

December 31, 2017

(1)  Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that SFT Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Advantus Bond Fund	✓	✓
SFT Advantus Dynamic Managed Volatility Fund	NA	✓
SFT Advantus Government Money Market Fund	NA	✓
SFT Advantus Index 400 Mid-Cap Fund	✓	✓
SFT Advantus Index 500 Fund	✓	✓
SFT Advantus International Bond Fund	✓	✓
SFT Advantus Managed Volatility Equity Fund	NA	✓
SFT Advantus Mortgage Securities Fund	✓	✓
SFT Advantus Real Estate Securities Fund	✓	✓
SFT IvySM Growth Fund	NA	✓
SFT IvySM Small Cap Growth Fund	NA	✓
SFT T. Rowe Price Value Fund	NA	✓
SFT Wellington Core Equity Fund	✓	✓

Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Advantus Capital and the Trust. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

Class 2 shares are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust are not offered directly to the public, but sold only to Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life") in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

(2)  Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee (the "Valuation Committee") under the supervision of the Trust's Board of Trustees (the "Board") and in accordance with Board-approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Valuation Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Advantus Government Money Market Fund, are valued at market value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Advantus Government Money Market Fund are valued at amortized cost, which approximates market value, in order to attempt to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Advantus Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

SFT Advantus International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

future date. SFT Advantus International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT Advantus International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT Advantus International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Advantus Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT Advantus International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate (i.e. LIBOR).

These agreements are executed on a registered exchange ("centrally cleared interest rate swaps"), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized appreciation and depreciation until the payments are made.

Options Transactions

Each Fund (excluding the SFT Advantus Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

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Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2017, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus International Bond Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, qualifies for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions or losses of the Fund will instead pass through and be taken into account for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses relating to those assets.

Effective January 1, 2016, SFT Advantus International Bond Fund elected to qualify and intends to continue to qualify as a regulated investment company for federal income tax purposes. The Fund 's policy is to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all (or a sufficient amount) its taxable income and net capital gain to its shareholders. Therefore, no income tax provision is required.

The FASB ASC 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2017. The Funds' federal and state income returns for which the

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

applicable statutes of limitations have not expired (2014, 2015, 2016 and 2017) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Capital Loss Carryforwards

As of December 31, 2017, the Funds had no realized capital loss carryforwards, for U.S. federal income tax purposes, available to be used to offset future capital gains.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Advantus Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. Distributions to shareholders from net investment income and realized gains (if any) for the SFT Advantus International Bond Fund are generally declared and reinvested in additional shares of capital stock on an annual basis. The SFT Advantus International Bond Fund uses consent dividends in place of regular distributions. The Funds that are structured as a partnership for tax purposes are not required to distribute taxable income, and Funds other than SFT Advantus Government Money Market Fund and SFT Advantus International Bond Fund will not distribute taxable income.

The federal income tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
SFT Advantus International Bond Fund	$—	$—

At December 31, 2017, as a result of permanent book-to-tax difference, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
SFT Advantus International Bond Fund	$(2,345,213)	$2,435,685	$(90,472)

Distributable Earnings

As of December 31, 2017, the components of distributable earnings on a federal income tax basis were:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post October Capital/ Late Year Ordinary Loss	Capital Loss Carryforward
SFT Advantus International Bond Fund	$—	$1,136,728	$355,325	$—	$—

For the year ended December 31, 2017, the following funds are designating the following items with regard to earnings for the year:

Foreign Tax Credit
SFT Advantus International Bond Fund	$204,206

Securities Purchased on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2017, the SFT Advantus Bond Fund and SFT Advantus

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments at fair value of $7,611,583 and $7,770,876, respectively. The Funds have segregated assets to cover such when-issued and forward commitments.

Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market funds ("Rule 2a-7"). In response to the amendments, effective April 29, 2016, the Fund has changed its name to the SFT Advantus Government Money Market Fund and converted to a 'government' money market fund, as defined under Rule 2a-7. As a result, on and after April 29, 2016, the Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), as required by Rule 2a-7. It is expected that the Fund's future total returns will be lower than its historical returns due to the conversion to a government money market fund.

Cross-Trades

The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same sub-adviser pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the period ended December 31, 2017, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT Advantus International Bond Fund	$—	$548,252	$24,407
SFT T. Rowe Price Value Fund	449,641	108,617	(6,429)
SFT Wellington Core Equity Fund	8,361,642	5,393,254	485,148

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2017 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
SFT Advantus Bond Fund	$172,810,401	$146,688,952	$441,077,102	$446,139,381
SFT Advantus Dynamic Managed Volatility Fund	46,428,520	4,516,136	—	317,581
SFT Advantus Index 400 Mid-Cap Fund	35,094,334	45,256,419	—	—
SFT Advantus Index 500 Fund	21,514,781	28,293,884	—	—
SFT Advantus International Bond Fund	35,432,181	44,436,372	—	—
SFT Advantus Managed Volatility Equity Fund	45,757,866	18,758,810	—	—
SFT Advantus Mortgage Securities Fund	20,542,766	17,277,705	117,208,897	125,257,324
SFT Advantus Real Estate Securities Fund	102,904,205	116,202,992	—	—
SFT IvySM Growth Fund	191,886,251	247,528,647	—	—
SFT IvySM Small Cap Growth Fund	91,887,106	107,364,425	—	—
SFT T. Rowe Price Value Fund	196,947,437	212,490,239	—	—
SFT Wellington Core Equity Fund	160,144,319	175,791,279	—	—

*  Includes U.S. government-sponsored enterprise securities.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Advantus Capital, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
SFT Advantus Bond Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Dynamic Managed Volatility Fund	0.65% of all assets
SFT Advantus Government Money Market Fund	0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion
SFT Advantus Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus International Bond Fund	0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion
SFT Advantus Managed Volatility Equity Fund	0.65% of all assets
SFT Advantus Mortgage Securities Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Real Estate Securities Fund	0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion
SFT IvySM Growth Fund	0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion
SFT T. Rowe Price Value Fund	0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion
SFT Wellington Core Equity Fund	0.65% of all assets

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. ("Franklin"), a Registered Investment Advisor for the SFT Advantus International Bond Fund, under which Advantus Capital pays Franklin an annual fee of 0.37% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with Waddell & Reed Investment Management Company ("WRIMCO"), a Registered Investment Advisor for the SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund, under which Advantus Capital pays WRIMCO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82% respectively, based on average daily net assets.

Advantus Capital has a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), a Registered Investment Advisor for the SFT T. Rowe Price Value Fund, under which Advantus Capital pays T. Rowe Price an annual fee ranging from 0.30% to 0.50% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with Wellington Management Company LLP ("Wellington Management"), a Registered Investment Advisor for the SFT Wellington Core Equity Fund, under which Advantus Capital pays Wellington Management an annual fee ranging from 0.28% to 0.31% based on average daily net assets. Wellington Management began sub-advising the Fund on November 20, 2017. Prior to

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Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

November 20, 2017, Advantus Capital had a sub-advisory agreement with FIAM LLC ("Pyramis") under which Advantus Capital paid an annual fee ranging from 0.31% to 0.33% based on average net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $4,610 to $23,760.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2017, these fees ranged from .01% to .05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Advantus Government Money Market Fund

Effective May 1, 2012, the Board of Trustees of the Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Government Money Market Fund), Advantus Capital and Securian Financial. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay SFT Advantus Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2017, the advisory, 12b-1 distribution and other fee waivers totaled $46,918, $30,310 and $0 respectively. These amounts are reflected as fees waived in the accompanying

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Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Statement of Operations. As of December 31, 2017, Advantus Capital and Securian Financial have collectively waived a cumulative total of $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,176,744 was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the periods ended December 31, 2018 and 2019 are $533,550, and $77,228, respectively. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2018, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Government Money Market Fund, and SFT Advantus Managed Volatility Fund Expense Waivers

Advantus Capital and the Trust, on behalf of SFT Advantus Dynamic Managed Volatility, SFT Advantus Government Money Market, and SFT Advantus Managed Volatility Funds, have entered into Expense Limitation Agreements which limit the operating expenses of these Funds, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business), through April 30, 2019.

The Agreements renew annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Funds are authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. Each Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

As of December 31, 2017, the amounts waived and eligible for recovery are as follows:

				Recoverable through December 31,
Fund	Agreement Date	Expense Limit	Advisory Fees Waived for Year Ended December 31, 2017*	2017	2018	2019
SFT Advantus Dynamic Managed Volatility Fund	May 1, 2013	0.80%	$602,045	$1,466,313	$1,067,191	$602,045
SFT Advantus Government Money Market Fund	November 1, 2017	0.70%	$26,980	$26,980	$26,980	$26,980
SFT Advantus Managed Volatility Equity Fund	November 18, 2015	0.80%	$421,177	$782,484	$744,688	$421,177

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

(5)  Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the SFT Advantus Government Money Market Fund which limits its investment in illiquid securities to 5% of net assets. At December 31, 2017, the SFT Advantus Bond Fund, SFT Advantus Dynamic Managed Volatility Fund, and SFT Advantus Mortgage Securities Fund held illiquid securities of $731,199, $3,065,350, and $191,644, respectively, which represent 0.2%, 0.8%, and 0.2% of net assets, respectively. Pursuant to guidelines adopted by the Trust's Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

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Notes to Financial Statements – continued

(5)  Illiquid Securities – (continued)

The following is a list of illiquid securities by fund, including acquisition date and cost, as of December 31, 2017:

Security	Acquisition Date	Cost
SFT Advantus Bond Fund
Baker Hughes Inc.	12/06/2017	$415,000
FAN Engine Securitization, Ltd.	10/18/2013	245,634
Hometown Commercial Mortgage	Various	87,603
		$748,237
SFT Advantus Dynamic Managed Volatility Fund
Aquarion Co.	08/19/2014	$498,507
Goodman US Finance Four LLC	09/26/2017	499,207
Longtrain Leasing III LLC, 2015 – 1A Class A2	01/23/2015	999,582
Pacific Life Insurance Co.	10/17/2017	999,161
		$2,996,457
SFT Advantus Mortgage Securities Fund
FAN Engine Securitization, Ltd.	10/18/2013	$65,693
Hometown Commercial Mortgage	11/28/2006	17,784
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	114,489
		$197,966

(6)  Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

The following is a summary of the levels used for the year ended December 31, 2017, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2017 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Bond Fund
Assets
Government Obligations	$–	$131,035,930	$–	$131,035,930
Asset-Backed Securities	–	15,648,583	–	15,648,583
Other Mortgage-Backed Securities	–	32,105,360	–	32,105,360
Corporate Obligations	–	200,566,791	–	200,566,791
Investment Companies	11,618,459	–	–	11,618,459
Total Investments	11,618,459	379,356,664	–	390,975,123
Other Financial Instruments*
Futures Contracts	210,691	–	–	210,691

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2017 using
Fund	Level 1	Level 2	Level 3	Total
Liabilities
Other Financial Instruments*
Futures Contracts	$(277,521)	$–	$–	$(277,521)
SFT Advantus Dynamic Managed Volatility Fund
Assets
Government Obligations	–	2,975,448	–	2,975,448
Asset-Backed Securities	–	1,024,110	–	1,024,110
Other Mortgage-Backed Securities	–	1,045,607	–	1,045,607
Corporate Obligations	–	138,892,079	–	138,892,079
Purchased Options	52,148	–	–	52,148
Investment Companies	228,524,133	–	–	228,524,133
Total Investments	228,576,281	143,937,244	–	372,513,525
Other Financial Instruments*
Futures Contracts	788,931	–	–	788,931
SFT Advantus Government Money Market Fund
Assets
U.S. Government Obligations	–	66,572,818	–	66,572,818
Investment Companies	634,005	–	–	634,005
Total Investments	634,005	66,572,818	–	67,206,823
SFT Advantus Index 400 Mid-Cap Fund
Assets
Common Stocks	219,517,328	–	–	219,517,328
Investment Companies	7,169,663	–	–	7,169,663
Total Investments	226,686,991	–	–	226,686,991
Other Financial Instruments*
Futures Contracts	15,973	–	–	15,973
SFT Advantus Index 500 Fund
Assets
Common Stocks	860,356,596	–	–	860,356,596
Investment Companies	14,777,164	–	–	14,777,164
Total Investments	875,133,760	–	–	875,133,760
Other Financial Instruments*
Futures Contracts	96,258	–	–	96,258
SFT Advantus International Bond Fund
Assets
Long-Term Debt Securities	–	55,476,383	–	55,476,383
Short-Term Debt Securities	–	45,541,333	–	45,541,333
Investment Companies	5,436,158	–	–	5,436,158
Total Investments	5,436,158	101,017,716	–	106,453,874
Other Financial Instruments*
Forward Foreign Currency Contracts	–	750,495	–	750,495
Interest Rate Swap Contracts	–	250,290	–	250,290
Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	–	(2,395,385)	–	(2,395,385)
Interest Rate Swap Contracts	–	(617,093)	–	(617,093)

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2017 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Managed Volatility Equity Fund
Assets
Investment Companies	$263,934,813	$–	$–	$263,934,813
Purchased Options	60,450	–	–	60,450
Total Investments	263,995,263	–	–	263,995,263
Other Financial Instruments*
Futures Contracts	148,528	–	–	148,528
Liabilities
Other Financial Instruments*
Written Options	(25,350)	–	–	(25,350)
SFT Advantus Mortgage Securities Fund
Assets
Government Obligations	–	65,883,997	–	65,883,997
Asset-Backed Securities	–	5,944,050	–	5,944,050
Other Mortgage-Backed Securities	–	10,202,465	–	10,202,465
Corporate Obligations	–	1,066,358	–	1,066,358
Short-Term Securities	12,342,352	–	–	12,342,352
Total Investments	12,342,352	83,096,870	–	95,439,222
Other Financial Instruments*
Futures Contracts	22,579	–	–	22,579
Liabilities
Other Financial Instruments*
Futures Contracts	(8,828)	–	–	(8,828)
SFT Advantus Real Estate Securities Fund
Assets
Common Stocks	133,698,548	–	–	133,698,548
Investment Companies	1,612,358	–	–	1,612,358
Total Investments	135,310,906	–	–	135,310,906
SFT IvySM Growth Fund
Assets
Common Stocks	500,874,208	–	–	500,874,208
Investment Companies	3,500,595	–	–	3,500,595
Total Investments	504,374,803	–	–	504,374,803
SFT IvySM Small Cap Growth Fund
Assets
Common Stocks	181,606,753	–	–	181,606,753
Investment Companies	2,847,807	–	–	2,847,807
Total Investments	184,454,560	–	–	184,454,560
SFT T. Rowe Price Value Fund
Assets
Common Stocks	223,272,902	–	–	223,272,902
Preferred Stocks	1,470,007	–	–	1,470,007
Investment Companies	1,446,786	–	–	1,446,786
Total Investments	226,189,695	–	–	226,189,695
SFT Wellington Core Equity Fund
Assets
Common Stocks	119,145,805	–	–	119,145,805
Investment Companies	1,901,657	–	–	1,901,657
Total Investments	121,047,462	–	–	121,047,462

*  Investments in Other Financial Instruments are derivatives instruments reflected in the Investments in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Forward Foreign Currency and Interest Rate Swap Contracts – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels 1 and 2 during the period.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. Generally, the derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The volume of derivative activity is indicative for all funds with the exception of futures contracts in the SFT Advantus Dynamic Managed Volatility Fund. The volume of futures contracts for the SFT Advantus Dynamic Managed Volatility Fund ranged from $110,390,900 to $152,554,720 of base notional value averaging $133,824,814.

Equity derivatives were purchased or sold to manage the SFT Advantus Index 500 and SFT Advantus Index 400 Mid-Cap Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

invested Funds. Equity index options are utilized by the SFT Advantus Dynamic Managed Volatility Fund and the SFT Advantus Managed Volatility Equity Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds.

Interest rate derivatives are used both to manage the average duration of a Fund's fixed income portfolio, as well as to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT Advantus International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each of the Funds from derivative instruments:

				Risk Exposure
Fund	Instrument Type	Total Value at December 31, 2017	Statement of Assets and Liabilities Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$210,691	Variation margin receivable*	$–	$210,691	$–
	Futures	(277,521)	Variation margin payable*	–	(277,521)	–
SFT Advantus Dynamic Managed Volatility Fund	Futures	788,931	Variation margin receivable*	745,793	43,138	–
	Options	52,148	Call Options Purchased	52,148	–	–
SFT Advantus Index 400 Mid-Cap Fund	Futures	15,973	Variation margin receivable *	15,973	–	–
SFT Advantus Index 500 Fund	Futures	96,258	Variation margin receivable*	96,258	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	750,495	Unrealized appreciation on forward foreign currency contracts	–	–	750,495
	Foreign Currency Forwards	(2,395,385)	Unrealized depreciation on forward foreign currency contracts	–	–	(2,395,385)
	Swaps	250,290	Variation margin receivable*	–	250,290	–
	Swaps	(617,093)	Variation margin payable*	–	(617,093)	–
SFT Advantus Managed Volatility Equity Fund	Options	(25,350)	Put Options Written	(25,350)	–	–
	Options	60,450	Put Options Purchased	60,450	–	–
	Futures	148,528	Variation margin payable*	148,528	–	–
SFT Advantus Mortgage Securities Fund	Futures	22,579	Variation margin receivable*	–	22,579	–
	Futures	(8,828)	Variation margin payable*	–	(8,828)	–

*  Includes cumulative appreciation/depreciation of futures contracts and swaps as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Realized Gain (Loss) on Derivatives for Year Ended December 31, 2017	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(41,756)	Net realized gains (losses) from futures transactions	$–	$(41,756)	$–
SFT Advantus Dynamic Managed Volatility Fund	Futures	19,751,912	Net realized gains (losses) from futures transactions	19,872,433	(120,521)	–
	Purchased Options	(1,616,658)	Net realized gains (losses) from investments	(1,616,658)	–	–
	Written Options	101,223	Net realized gains (losses) from written options	101,223	–	–
SFT Advantus Index 400 Mid-Cap Fund	Futures	755,387	Net realized gains (losses) from futures transactions	755,387	–	–
SFT Advantus Index 500 Fund	Futures	2,004,359	Net realized gains (losses) from futures transactions	2,004,359	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	(667,943)	Net realized gains (losses) from foreign currency transactions	–	–	(667,943)
	Swaps	(261,906)	Net realized gains (losses) from swaps	–	(261,906)	–
SFT Advantus Managed Volatility Equity Fund	Futures	3,108,348	Net realized gains (losses) from futures transactions	3,108,348	–	–
	Purchased Options	(1,856,735)	Net realized gains (losses) from investments	(1,856,735)	–	–
	Written Options	307,649	Net realized gains (losses) from written options	307,649	–	–
SFT Advantus Mortgage Securities Fund	Futures	6,938	Net realized gains (losses) from	—	6,938	–
			futures transactions

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Net Change in Unrealized Appreciation (Depreciation) on Derivatives for Year Ended December 31, 2017	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(67,252)	Net change in unrealized appreciation or depreciation on futures transactions	$–	$(67,252)	$–
SFT Advantus Dynamic Managed Volatility Fund	Futures	(719,523)	Net change in unrealized appreciation or depreciation on futures transactions	(625,773)	(93,750)	–
	Purchased Options	27,722	Net change in unrealized appreciation or depreciation on investments	27,722	–	–
	Written Options	(34,774)	Net change in unrealized appreciation or depreciation on written options	(34,774)	–	–
SFT Advantus Index 400 Mid-Cap Fund	Futures	305,298	Net change in unrealized appreciation or depreciation on futures transactions	305,298	–	–
SFT Advantus Index 500 Fund	Futures	(50,942)	Net change in unrealized appreciation or depreciation on futures transactions	(50,942)	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	(6,269,712)	Net change in unrealized appreciation or depreciation on foreign currency transactions	–	–	(6,269,712)
	Swaps	(71,272)	Net change in unrealized appreciation or depreciation on swaps	–	(71,272)	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Net Change in Unrealized Appreciation (Depreciation) on Derivatives for Year Ended December 31, 2017	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Managed Volatility Equity Fund	Futures	$(140,583)	Net change in unrealized appreciation or depreciation on futures transactions	$(140,583)	$–	$–
	Purchased Options	(172,527)	Net change in unrealized appreciation or depreciation on investments	(172,527)	–	–
	Written Options	13,495	Net change in unrealized appreciation or depreciation on written options	13,495	–	–
SFT Advantus Mortgage Securities Fund	Futures	13,751	Net change in unrealized appreciation or depreciation on futures transactions	–	13,751	–

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of master netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded and centrally cleared derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2017 none of the Funds' derivatives were subject to master netting arrangements.

Securian Funds Trust
Notes to Financial Statements – continued

(8)  Affiliated Ownership

The SFT Advantus Dynamic Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the SFT Advantus Dynamic Managed Volatility Fund because they share the same investment advisor, Advantus Capital, and because they are overseen by the same Board of Trustees. The SFT Advantus Dynamic Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Advantus Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Index. A summary of all transactions with the affiliated SFT Advantus Index 500 Fund for the period ended December 31, 2017 are as follows:

Fund/Underlying Fund	Balance of Shares Held at December 31, 2016	Gross Additions	Gross Sales	Balance of Shares Held at December 31, 2017	Value at December 31, 2017	Realized Gain (Loss)	Net change in Unrealized Appreciation (Depreciation)	Distributions Received
SFT Advantus Dynamic Managed Volatility Fund
SFT Advantus Index 500 Fund	14,224,618	–	–	14,224,618	$151,194,190	$–	$26,793,604	$–

(9)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there are no events that require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 01, 2017 through December 31, 2017. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$1,017.40	0.49%	$2.49	$1,016.20	0.74%	$3.76
SFT Advantus Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,094.90	0.80%	4.22
SFT Advantus Government Money Market Fund	1,000	NA	NA	NA	1,001.30	0.85%	4.29
SFT Advantus Index 400 Mid-Cap Fund	1,000	1,095.10	0.27%	1.43	1,093.70	0.52%	2.74
SFT Advantus Index 500 Fund	1,000	1,112.80	0.20%	1.07	1,111.40	0.45%	2.39
SFT Advantus International Bond Fund	1,000	987.70	0.98%	4.91	986.50	1.23%	6.16
SFT Advantus Managed Volatility Equity Fund	1,000	NA	NA	NA	1,073.90	0.80%	4.18
SFT Advantus Mortgage Securities Fund	1,000	1,008.90	0.69%	3.49	1,007.70	0.94%	4.76
SFT Advantus Real Estate Securities Fund	1,000	1,023.60	0.86%	4.39	1,022.30	1.11%	5.66
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,142.10	0.97%	5.24
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,097.00	1.22%	6.45
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,093.90	1.03%	5.44
SFT Wellington Core Equity Fund	1,000	1,111.20	0.86%	4.58	1,109.80	1.12%	5.96

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$1,022.74	0.49%	$2.50	$1,021.48	0.74%	$3.77
SFT Advantus Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Advantus Government Money Market Fund	1,000	NA	NA	NA	1,020.92	0.85%	4.33
SFT Advantus Index 400 Mid-Cap Fund	1,000	1,023.84	0.27%	1.38	1,022.58	0.52%	2.65
SFT Advantus Index 500 Fund	1,000	1,024.20	0.20%	1.02	1,022.94	0.45%	2.29
SFT Advantus International Bond Fund	1,000	1,020.27	0.98%	4.99	1,019.00	1.23%	6.26
SFT Advantus Managed Volatility Equity Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Advantus Mortgage Securities Fund	1,000	1,021.73	0.69%	3.52	1,020.47	0.94%	4.79
SFT Advantus Real Estate Securities Fund	1,000	1,020.87	0.86%	4.38	1,019.61	1.11%	5.65
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,020.32	0.97%	4.94
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,019.06	1.22%	6.21
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,020.01	1.03%	5.24
SFT Wellington Core Equity Fund	1,000	1,020.87	0.86%	4.38	1,019.56	1.12%	5.70

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus Capital uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Securian Funds Trust
Statement Regarding Basis for Approval of a New Sub-Advisory Agreement for SFT Pyramis Core Equity Fund (now named "SFT Wellington Core Equity Fund")
(unaudited)

At a meeting held on July 27, 2017, the Board of Trustees of the Trust considered the recommendation of Advantus Capital Management Inc. (the "Adviser") that Wellington Management Company LLP ("Wellington") replace FIAM LLC ("FIAM") as the sub-adviser to the Fund and unanimously approved the Wellington Agreement. At the meeting, the Board reviewed materials furnished by the Adviser and by Wellington pertaining to Wellington and the Wellington Agreement. The Board also met personally with and received a presentation from Mammen Chally, CFA, the person to serve as lead portfolio manager for the Fund.

The Adviser, as manager of all of the Funds of the Trust, is charged with researching and recommending sub-advisers for the Fund. The Adviser has adopted policies and procedures to assist it in the process of analyzing each sub-adviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Adviser in deciding which investment advisers to approve. The Trustees also receive frequent updates on industry and regulatory developments and best practices. After an investment adviser becomes a sub-adviser, a similarly rigorous process is instituted by the Adviser to monitor the investment performance and other responsibilities of the sub-adviser.

As part of its ongoing obligation to monitor and evaluate the performance of the Fund's sub-adviser, the Adviser recently completed a review of FIAM's management of the Fund. The Adviser's review and evaluation of FIAM focused primarily on the performance of the Fund.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the Wellington Agreement in light of its experience in governing the Fund and working with the Adviser and the sub-advisers on matters relating to the Fund. The independent Trustees are those Trustees who are not "interested persons" of the Trust or the Fund within the meaning of the 1940 Act, and are not employees of or affiliated with the Trust, Fund, the Adviser, FIAM, or Wellington.

Prior to voting, the Board reviewed the Adviser's recommendation that it approve the Wellington Agreement with independent legal counsel and received from such counsel an oral summary of the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the Wellington Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations.

The Trustees also requested and evaluated other information, including information on Wellington's organization and current staffing, performance information, and information on brokerage allocation practices and soft dollar arrangements. The Trustees also requested and reviewed a summary of Wellington's code of ethics and overall compliance program.

The Trustees reviewed the terms of the Wellington Agreement. In reaching their determination with respect to the approval of the Wellington Agreement, the Trustees met in private session with independent legal counsel at which no representatives of the Adviser, Wellington or their respective affiliates were present.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them regarding the Fund.

Securian Funds Trust
Statement Regarding Basis for Approval of a New Sub-Advisory Agreement for SFT Pyramis Core Equity Fund (now named "SFT Wellington Core Equity Fund") – continued
(unaudited)

The material factors and conclusions that formed the basis for the Trustees' approval of the Wellington Agreement (including the appropriateness of the fees payable to Wellington by the Adviser thereunder) were separately discussed by the Trustees. The Trustees determined that the overall arrangements between the Fund and Wellington, as provided in the Wellington Agreement, are fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

The Board approved the termination of the FIAM Agreement and determined that the Wellington Agreement was reasonable and in the best interests of the Fund and approved Wellington as the Fund's new sub-adviser, effective on or about November 15, 2017. The Board's decision to approve the Wellington Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment advisers and sub-advisers and the approval of advisory and sub-advisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board's conclusions regarding each factor.

(1)  The nature, extent, and quality of services provided by the Sub-Adviser.

In deciding to approve Wellington as the Fund's sub-adviser, the Board considered the experience and track record of Wellington's investment management personnel. The Board also noted Wellington's investment infrastructure as well as the risk profiles of its investment process. Specifically, the Board determined that, based upon the Adviser's report, the proposed change to Wellington as the sub-adviser likely would benefit the Fund and its shareholders.

In reviewing the other various matters listed above, the Board concluded that Wellington is a recognized firm capable of competently managing the Fund; that the nature, extent, and quality of services that Wellington could provide were at a level at least equal to the services that could be provided by FIAM; that the services contemplated by the Wellington Agreement are substantially similar to those provided under the FIAM Agreement; that the Wellington Agreement contains provisions generally comparable to those of other sub-advisory agreements for other mutual funds; and that Wellington was staffed with a number of qualified personnel and had significant research capabilities.

(2)  The investment performance of the Sub-Adviser.

The Board received information on the investment returns of Wellington's Disciplined US Equity Composite, which strategy will be used by Wellington as the sub-adviser to the Fund. Gross investment return information included annual returns for 2008 through 2016, and year-to-date through June 30, 2017, and annualized one, three, five and since inception annualized returns. It was noted that for each of the three and five year annualized returns, and the annualized returns since inception (May 1, 2007), the Disciplined US Equity Composite out-performed the S&P 500 index.

On the basis of the information presented, the Board concluded that Wellington's performance in managing portfolios with main strategies substantially similar to that of the Fund has been strong.

Securian Funds Trust
Statement Regarding Basis for Approval of a New Sub-Advisory Agreement for SFT Pyramis Core Equity Fund (now named "SFT Wellington Core Equity Fund") – continued
(unaudited)

(3)  The costs of services to be provided and profits to be realized by Wellington from its relationship with the Fund.

The Adviser, on behalf of the Board, requested, but did not receive, an analysis of Wellington's profitability in managing the Fund. The Board noted that sub-advisers such as Wellington sometimes do not disclose this proprietary information, and further noted that the Wellington Agreement (including Wellington's fees) had been negotiated by the Adviser on an arm's length basis.

The Board compared the fee schedule in the Wellington Agreement to the fee schedule in the FIAM Agreement. The Board noted that the fee schedule in the FIAM Agreement is somewhat higher than the fee schedule in the Wellington Agreement (33 to 31 basis points versus 31 to 28 basis points). The Board also noted that fees paid to Wellington will be paid by the Adviser out of the fees it receives from the Fund and that the fees payable by shareholders of the Fund will not change. Based upon its review, the Board concluded that the fees proposed to be paid to Wellington were reasonable. Information comparing the fees under the Wellington Agreement and the FIAM Agreement is set forth in this information statement.

(4)  and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale.

The Board noted that the fee schedule in the Wellington Agreement contains "breakpoints" to reduce the fee rate based upon the size of the Fund's assets. The Board noted that the fee schedule in the FIAM Agreement also included breakpoints. As is consistent with past changes in sub-advisors pursuant to the manager-of-managers exemptive order, the costs associated with the change from FIAM to Wellington (such as the cost of preparing and mailing this information statement) will be borne by the Fund.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Position with Trust
Name, Address(1) and Length of Principal Occupation(s)
and Year of Birth, Time Served(2) During Past 5 Years

Independent Trustees

Julie K. Getchell 1954 Trustee since 2011

Retired; Senior Financial Consultant Cargill, 2009-2012; Chief Financial Officer, La Grosse Global Fund Services, 2007-2009; Senior Managing Director, Black River Asset Management, 2005-2007; Consultant, Black River Asset Management, 2004-2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001-2003; Chief Operating Officer, Insight Investment Management, Inc., 1991-1996; Chartered Financial Analyst; CPA—inactive

Linda L. Henderson 1949 Trustee since 2007

Retired: Professional Adviser, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund. Semi-retirement, 2004-2007. RBC Wealth Management (formerly Dain Bosworth and Dain Rauscher) 1985-2004. Senior Vice President and Director of Fixed Income Research and Strategies, 2000-2004. Director of Retail Fixed Income. 1996-2000. Director of Financial Services, 1994-1996. Manager of the Investment Management Group, 1992-1994. Consultant, Investment Management Group, 1991-1992. Investment Executive, 1985-1991. Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980-1985. Chartered Financial Analyst

William C. Melton 1947 Trustee since 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee and Principal Executive Officer

David M. Kuplic 1957 Trustee since 2016 and President since 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; President, Advantus Capital Management, Inc. since 2017; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director,

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President and Director, Marketview Properties III, LLC since January 2012; President, Marketview Properties IV, LLC since January 2012

Other Executive Officers(3)

Gary M. Kleist 1959 Vice President and Treasurer since 2003

Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010; Financial Vice President, Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties III, LLC since January 2012; Financial Vice President, Marketview Properties IV, LLC since January 2012

Daniel H. Kruse 1963 Vice President since 2017

Vice President, Minnesota Life Insurance Company since February 2015; Vice President, Securian Life Insurance Company since February 2015; Vice President, Securian Financial Group since 2015; Second Vice President, Minnesota Life Insurance Company, February 2008 to January 2015; Second Vice President, Securian Life Insurance Company, February 2008 to January 2015; Second Vice President, Securian Financial Group, February 2008 to January 2015

Michael J. Radmer 1945 Secretary since 1998

Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from 1976 to December 2015

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a 'corporate' officer of the Trust, Todd L. Spicer, 1978, served as the Trust's Chief Compliance Officer from September 2016 through May 2017. Mr. Spicer also served as Vice President and Chief Compliance Officer, Advantus Capital Management, Inc. from September 2016 through May 2017. Gary Kleist, Vice President and Treasurer of the Trust, served as interim Chief Compliance Officer of the Trust from June 2017 through July 2017. Effective August 1, 2017, Michael Steinert, 1975, serves as the Trust's Chief Compliance Officer. Mr. Steinert also serves as Vice President and Chief Compliance Officer of Advantus Capital Management, Inc.

(This page has been left blank intentionally.)

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2018

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2016 Securian Funds Trust All rights reserved.

F38897 Rev 2-2018

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)           Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2017	2016
$346,616	$354,119

(b)           Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2017	2016
$0	$0

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)           Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2017	2016
$5,000	$29,800

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)           All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2017	2016
$0	$0

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)      Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

•                  Meet semi-annually with the engagement partner of the Auditor

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Trust financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Advantus and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Does service relate directly to the operations and financial reporting of the Trust?
no
yes
yes
Pre-approval of service on a case-by-case basis.
Is service Audit Services?
Is service Audit-related or Tax Services?
Is service other Non-Audit Services?
yes
yes
yes
Pre-approval annually by Audit Committee
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
no
yes
Pre-approval of service by Committee on a case-by-case basis
Pre-approval of service by Committee on a case-by-case basis
Pre-approval of service by Committee Chair on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)      None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            No disclosures are required by this Item 4(f).

(g)           The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2017	2016
$0	$0

(h)           The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)           Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date:  February 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:  February  19, 2018